Exhibit 10.1 EXECUTION VERSION CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[*]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. USActive 59206733.4 SECOND AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of May 31, 2023 (this “Amendment”), is entered into by and among FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company (together with its permitted successors and assigns, the “Seller”) and GRAND OAK TRUST, as buyer (together with its permitted successors and assigns, the “Buyer”). RECITALS: WHEREAS, the Seller and the Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of February 28, 2023, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 26, 2023 (as further amended hereby, and as may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Repurchase Agreement”); WHEREAS, the Seller has requested that the Buyer amend certain provisions of the Repurchase Agreement as set forth herein, and subject to the terms and conditions hereof, the Buyer is willing to do so; and NOW, THEREFORE, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: AGREEMENTS: 1) Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Repurchase Agreement. 2) Amendments to Repurchase Agreement. The Repurchase Agreement is hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example: stricken text) and to add the blue, double underlined text (indicated in the same manner as the following example: underlined text) as attached hereto on Exhibit A. Except as set forth on Exhibit A, the Exhibits, Schedules and Annexes to the Repurchase Agreement shall not be modified by this Amendment and shall remain Exhibits, Schedules and Annexes to the Repurchase Agreement. 3) No Other Amendments. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, Pricing Letter or any of the other Program Documents, nor constitute a waiver of any provision of the Repurchase Agreement, Pricing Letter or any of the other Program Documents. Except for the amendments set forth above, the text of the Repurchase Agreement, Pricing Letter and all other Program Documents shall remain unchanged and in full force and effect and the Seller hereby ratifies and confirms its obligations thereunder. Except as expressly provided herein, this Amendment shall not constitute a modification of the Repurchase Agreement or Pricing Letter or a course of dealing with the Buyer at variance with the Repurchase Agreement or Pricing Letter such as to require further notice by the Buyer to require strict compliance with the terms of the Repurchase Agreement, Pricing Letter and the other Program Documents

2 USActive 59206733.4 in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Buyer’s security interests in, security titles to, or other Liens on, any collateral for the Obligations. 4) Conditions on Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Buyer has received a counterpart of this Amendment duly executed by the Seller. 5) Post-Closing Obligations. Within [*] following the Amendment No. 2 Effective Date (or such longer period as Buyer may agree to in its sole discretion), Seller shall deliver to Buyer that certain opinion of Seller’s counsel, in form and substance acceptable to Buyer in its sole discretion covering a bankruptcy safe harbor opinion with respect to the Transactions. Any failure of Seller to comply with the terms of this Section 5 on a timely basis shall, upon written notice from Buyer to Seller, constitute an immediate Event of Default for all purposes of the Repurchase Agreement (notwithstanding anything to the contrary in Section 13 of the Repurchase Agreement or any grace or cure period set forth therein). 6) Representations and Warranties. To induce the Buyer to enter into this Amendment, the Seller hereby represents and warrants to the Buyer: a) The Seller has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Seller; b) The execution, delivery and performance by the Seller of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not materially violate any requirements of applicable law applicable to the Seller or any judgment, order or ruling of any Governmental Authority, and (iii) will not violate or result in a material default under any indenture, material agreement or other material instrument binding on the Seller or any of its assets; c) This Amendment has been duly executed and delivered for the benefit of or on behalf of the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; d) The representations and warranties contained in the Repurchase Agreement and other Program Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty that expressly relates to an earlier date, which representation and warranty shall remain true and correct as of such earlier date; provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects on and as of the date of this Amendment; and e) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 7) Acknowledgment of Security Interest. The Seller hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Buyer under the Repurchase Agreement and the other

3 USActive 59206733.4 Program Documents are in full force and effect and are enforceable in accordance with the terms of the Repurchase Agreement and the other Program Documents. 8) Costs, Expenses and Taxes. The Seller agrees to pay all reasonable costs and expenses of the Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment. 9) Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns. 10) No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller under or in connection with the Repurchase Agreement or any of the other documents executed in connection therewith to which Seller is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Seller under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Program Document shall be deemed to also reference this Amendment. 11) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. 12) Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. The parties hereby irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 11 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions. 13) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER PROGRAM DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

4 USActive 59206733.4 14) Program Document. This Amendment shall be deemed to be a Program Document for all purposes. 15) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. 16) Limitation of Liability. The parties hereto are put on notice and hereby acknowledge and agree that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB not individually or personally but solely as trustee of the Buyer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Buyer is made and intended not as a personal representation, undertaking and agreement by Wilmington Savings Fund Society, FSB, but is made and intended for the purpose of binding only the Buyer, in its capacity as such, (c) nothing herein contained shall be construed as creating any liability on Wilmington Savings Fund Society, FSB, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties and by any person claiming by, through or under the parties hereto, (d) Wilmington Savings Fund Society, FSB has made no investigation as to the accuracy or completeness of any representations and warranties made by the Buyer or any other party in this Amendment and (e) under no circumstances shall Wilmington Savings Fund Society, FSB be personally liable for the payment of any indebtedness or expenses of the Buyer or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Buyer under this Amendment or any other related documents. [Signature Page Follows]

Signature Page to Second Amendment to A&R MRA (Grand Oak Trust/Finance of America Reverse) /s/ Jason B. Hill /s/ Robert Conway IN WITNESS WHEREOF, Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written. GRAND OAK TRUST By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely in its capacity as Owner Trustee of Grand Oak Trust By: ______________________________________ Name: Jason B. Hill Title: Vice President FINANCE OF AMERICA REVERSE LLC, as Seller By: ___________________________________ Name: Robert Conway Title: Treasurer

USActive 59206733.4 EXHIBIT A [See attached]

EXECUTION VERSIONEXHIBIT USActive 59174144.11!Unexpected End of Formula AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT Between: GRAND OAK TRUST, as Buyer, and FINANCE OF AMERICA REVERSE LLC, as Seller, Dated as of February 28, 2023

TABLE OF CONTENTS

| | | Page |
|---|---|---|
| SECTION 1. | APPLICABILITY | 12 |
| SECTION 2. | DEFINITIONS | 13 |
| SECTION 3. | INITIATION; TERMINATION | 2526 |
| SECTION 4. | MARGIN AMOUNT MAINTENANCE | 3233 |
| SECTION 5. | COLLECTIONS; INCOME PAYMENTS | 34 |
| SECTION 6. | REQUIREMENT OF LAW | 37 |
| SECTION 7. | TAXES | 3837 |
| SECTION 8. | SECURITY INTEREST; BUYER'S APPOINTMENT AS ATTORNEY-IN-FACT | 41 |
| SECTION 9. | PAYMENT, TRANSFER; ACCOUNTS | 4342 |
| SECTION 10. | RESERVED | 4443 |
| SECTION 11. | REPRESENTATIONS | 4443 |
| SECTION 12. | COVENANTS | 5048 |
| SECTION 13. | EVENTS OF DEFAULT | 5755 |
| SECTION 14. | REMEDIES | 5957 |
| SECTION 15. | INDEMNIFICATION AND EXPENSES; RECOURSE | 6360 |
| SECTION 16. | SERVICING | 6461 |
| SECTION 17. | DUE DILIGENCE | 6662 |
| SECTION 18. | ASSIGNABILITY | 6663 |
| SECTION 19. | TRANSFER AND MAINTENANCE OF REGISTER | 6764 |
| SECTION 20. | HYPOTHECATION OR PLEDGE OF PURCHASED MORTGAGE LOANS 68ASSETS | 64 |
| SECTION 21. | TAX TREATMENT | 6865 |
| SECTION 22. | SET-OFF | 6865 |

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SECTION 23. TERMINABILITY ........ 6965
SECTION 24. NOTICES AND OTHER COMMUNICATIONS ........ 6965
SECTION 25. USE OF ELECTRONIC MEDIA ........ 6966
SECTION 26. ENTIRE AGREEMENT; SEVERABILITY; SINGLE AGREEMENT ........ 7067
SECTION 27. GOVERNING LAW ........ 7167
SECTION 28. SUBMISSION TO JURISDICTION; WAIVERS ........ 7167
SECTION 29. NO WAIVERS, ETC. ........ 7268
SECTION 30. NETTING ........ 7368
SECTION 31. CONFIDENTIALITY ........ 7369
SECTION 32. INTENT ........ 7469
SECTION 33. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS ... 7571
SECTION 34. CONFLICTS ........ 7571
SECTION 35. MISCELLANEOUS ........ 7571
SECTION 36. GENERAL INTERPRETIVE PRINCIPLES ........ 7873
SECTION 37. CERTAIN MATTERS REGARDING THE SERIES 2023-GOT TRUST ........ 73

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!Unexpected End of Formula !Unexpected End of Formulaiii USActive 59174144.11 SCHEDULES AND EXHIBITS SCHEDULE 1-A Representations and Warranties with respect to Subject Mortgage Loans SCHEDULE 1-B Representations and Warranties with respect to Participation Interests SCHEDULE 1-C Representations and Warranties with respect to the Series 2023-GOT Trust Certificate SCHEDULE 2 Responsible Officers SCHEDULE 3 Scheduled Indebtedness SCHEDULE 4 Mortgage LoanPurchased Asset Schedule SCHEDULE 5 Buyer’s Wire Instructions SCHEDULE 6 Approved Originators SCHEDULE 7 Approved Guarantees SCHEDULE 8 Prior Executive Offices and Legal Name SCHEDULE 9 Organizational Chart EXHIBIT A [Reserved.] EXHIBIT B Form of Seller’s Officer’s Certificate EXHIBIT C Form of Servicer Notice EXHIBIT D-1 Form of Transaction Request EXHIBIT D-2 Form of Confirmation Letter EXHIBIT E Form of Power of Attorney EXHIBIT F Form of Section 7 Certificate EXHIBIT G Form of Account Agreement EXHIBIT H Form of Securitization Execution Information EXHIBIT I Form of Subservicer Notice

!Unexpected End of FormulaUSActive 59174144.11!Unexpected End of Formula AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT This is an AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (the “Agreement”), dated as of February 28, 2023, between FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Seller”), and GRAND OAK TRUST, a Delaware statutory trust (together with its permitted successors and assigns, “Buyer”). RECITALS WHEREAS, pursuant to the terms of that certain Amended and Restated Trust Agreement (the “Participation Trust Agreement”), dated as of the March 26, 2020, by and among U.S. Bank Trust National Association, not in its individual capacity but solely in its capacity as trustee (in such capacity, the “Participation Trustee”) of and on behalf of Finance of America Select Master Trust (the “Participation Trust”), and Finance of America Reverse LLC, as participation trust manager (in such capacity, the “Participation Trust Manager”) and as owner, the Participation Trustee on behalf of the Participation Trust holds and will hold legal title to certain assets (including mortgage loans and related real estate owned property) as listed on the asset schedules annexed thereto, and each asset added to the asset schedules annexed thereto from time to time pursuant to Section 2.11 of the Participation Trust Agreement (collectively, the “Participated Assets”). WHEREAS, pursuant to the terms of that certain Flow Mortgage Loan Sale Agreement, dated as of March 26, 2020, between Finance of America Reverse LLC, as seller (in such capacity, the “Participation Seller”), and the Participation Trust (as amended, restated, supplemented, or otherwise modified from time to time, the “Participation Trust Sale Agreement”), such Participated Assets are sold from the Participation Seller to the Participation Trust. WHEREAS, pursuant to the terms of that certain Master Participation and Servicing Agreement, dated as of March 26, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “MPSA”), among the Participation Trustee, not in its individual capacity but solely in its capacity as trustee of and on behalf of the Participation Trust, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as participation registrar (in such capacity, the “Participation Registrar”) and as participation paying agent (in such capacity, the “Participation Paying Agent”), the Participation Trust Manager, the Participation Seller, and Finance of America Reverse LLC, as servicer (in such capacity, the “Underlying Servicer”), the Participation Trust issues participation interests (the “Participation Interests”) representing 100% of the beneficial interest in the Participated Assets to the Participation Seller in exchange for the sale of the Participated Assets by the Participation Seller to the Participation Trust pursuant to the Participation Trust Sale Agreement and the Underlying Servicer services the Participated Assets for the Participation Trust, for the benefit of the related holders of the Participation Interests. WHEREAS, certain of the Participated Assets provide for additional distributions of principal from time to time to the related borrower (each such distribution, a “Principal Draw”) and pursuant to the MPSA, the Underlying Servicer makes advances to fund Principal Draws on behalf of the Participation Trust (each such advance, a “Principal Draw Advance”) and, in its capacity as Participation Seller, is deemed to simultaneously sell, assign and otherwise convey any and all of its rights and interests in the Participated Asset relating to such Principal Draw to the Participation Trust in exchange for a Participation Interest in such Participated Asset and related Principal Draw. WHEREAS, pursuant to the terms of that certain Amended and Restated Trust Agreement of Finance of America Structured Securities Trust, a Delaware statutory trust organized in series (the “UTI

2!Unexpected End of Formula USActive 59174144.11 Trust”), dated as of March 26, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Series Trust Agreement”), among MM Revolver LLC, as depositor (the “Depositor”) and as trust manager (the “Series Trust Manager”), and Wilmington Savings Fund Society, FSB, as UTI trustee (the “UTI Trustee”), as supplemented by that certain Series 2023-GOT Transaction Series Supplement to Trust Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “Series 2023-GOT Series Supplement”), dated as of May 31, 2023, among Finance of America Reverse LLC, as series settlor (in such capacity, the “Series Settlor”), the Series Trust Manager, the Depositor, the UTI Trustee and Wilmington Savings Fund Society, FSB, not in its individual capacity but solely in its capacity as series trustee (in such capacity, the “Series Trustee”) of and on behalf of the UTI Trust, Finance of America Structured Securities Trust, Series 2023-GOT (the “Series 2023-GOT Trust”) a separate series of the UTI Trust, was established and a certificate representing 100% of the equity interests in the Series 2023- GOT Trust was issued to the Series Settlor (the “Series 2023-GOT Trust Certificate”). WHEREAS, pursuant to the terms of that certain Assignment and Contribution Agreement, dated as of May 31, 2023 between Series Settlor and the Series 2023-GOT Trust (the “Series 2023-GOT Trust Assignment and Contribution Agreement” and together with the Participation Trust Sale Agreement, the “Purchase Agreements”), from time to time the Series Settlor shall assign Participation Interests in Participated Assets with respect to Principal Draws to the Series 2023-GOT Trust in exchange for an increase in the value of the Series 2023-GOT Trust Certificate. WHEREAS, Seller and Buyer entered into that certain Master Repurchase Agreement, dated as of the Original Closing Date (as amended, restated, supplemented and otherwise modified prior to the date hereof, the “Existing Repurchase Agreement”). WHEREAS, Seller and Buyer desire to amend and restate the Existing Repurchase Agreement in the manner set forth herein. NOW, THEREFORE, Seller and Buyer hereby agree as follows: SECTION 1. APPLICABILITY From time to time the parties hereto may enter into transactions in which Buyer shall, subject to the terms of this Agreement, enter into transactions with Seller, in which Seller, on each related purchase date, transfers (i) Mortgage Loans (on a servicing released basis), additional Principal Advances thereon and/or participation interests therein on Mortgage Loans (on a servicing released basis) and/or the Series 2023-GOT Trust Certificate to Buyer against the transfer of funds by Buyer to Seller, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans (on a servicing released basis), additional Principal Advances thereon and/or participation interests therein, on Mortgage Loans (on a servicing released basis) or the Series 2023-GOT Trust Certificate on the Repurchase Date, against the transfer of funds by Seller, and/or (ii), subsequent to the transfer of the Series 2023-GOT Trust Certificate to Buyer, Underlying Participation Interests to the Series 2023-GOT Trust against the transfer of funds from Buyer to Seller constituting a Purchase Price Increase, with a simultaneous agreement between Buyer and Seller to remove such Underlying Participation Interests from the Series 2023-GOT Trust, against the transfer of funds from Seller to Buyer constituting a Purchase Price Decrease on the Repurchase Date. Each such transaction (including, without limitation, (i) any purchase by Buyer of a Principal Advance on an existing Purchased Mortgage Loan and any purchaseor (ii) a Purchase Price Increase caused by Buyerthe transfer of a participation interest in a Mortgage Loanan Underlying Participation Interest to the Series 2023-GOT Trust) shall be referred toreferenced herein as a “Transaction” and shall be governed by this Agreement (including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder), unless otherwise agreed in writing. Any commitment to enter into Transactions shall be subject to satisfaction of all terms and conditions of this Agreement. For the avoidance of doubt,

3!Unexpected End of Formula USActive 59174144.11 references to “Mortgage Loans made subject to a Transaction” (or phrases of similar import) used herein shall mean Purchased Mortgage Loans purchased in a Transaction and Underlying Mortgage Loans relating to Underlying Participation Interests transferred to the Series 2023-GOT Trust. The Pricing Letter is one of the Program Documents. The Pricing Letter is incorporated by reference into this Agreement and Seller agrees to adhere to all terms, conditions and requirements of the Pricing Letter as incorporated herein. In the event of a conflict or inconsistency between this Agreement and the Pricing Letter, the terms of the Pricing Letter shall govern. SECTION 2. DEFINITIONS As used herein, the defined terms set forth below shall have the meanings set forth herein. Additionally, as used herein, the following terms shall have the meanings defined in the Uniform Commercial Code: accounts, certificated security, chattel paper (including electronic chattel paper), commercial tort claims, commodity account, letter-of-credit rights, proceeds, securities account, goods (including inventory and equipment and any accessions thereto), instruments (including promissory notes), documents, investment property, general intangibles (including payment intangibles and software), and supporting obligations, products and proceeds. “1934 Act” shall have the meaning set forth in Section 33 of the Agreement. “Accepted Servicing Practices” shall mean, with respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, giving due consideration to the Applicable Requirements and the Buyer’s reliance on the Master Servicer or the Underlying Servicer, as applicable. “Account Agreement” shall mean an account control agreement among Seller, Buyer and the Bank substantially in the form of Exhibit G attached hereto. “Act” shall have the meaning set forth in Section 37(a) of the Agreement. “Additional Advance Date” shall mean, with respect to any HomeSafe Flex or HomeSafe Select, the date on which Buyer transfers additional Purchase Price to Seller in accordance with Section 3(c) in connection with Buyer’s purchase of any Additional Amounts relating to the applicable Purchased Mortgage Loan. “Additional Amounts” shall mean with respect to each Mortgage Loan, all amounts, without duplication, added to the Principal Balance of any Mortgage Loan after origination as to each particular Mortgage Loan by: (i) the Principal Advances actually made to the Mortgagors under the terms of the Mortgage Loans, (ii) any accrued and unpaid interest thereon, (iii) any accrued but unpaid Servicing Fees, if applicable, (iv) any accrued but unpaid mortgage insurance premiums, (v) Servicing Advances as set forth herein and (vi) any other fees, costs and expenses that are required or permitted to be incurred under Applicable Requirements and the Mortgage Loan Documents, that are actually incurred and that are properly added to the outstanding unpaid balance of the loan in accordance with the Mortgage Loan Documents (e.g., such expenses include, but are not limited to, costs of repair and protective advances). “Affiliate” shall mean with respect to any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code, provided that with respect to Seller, only Finance of America Companies Inc., Finance of America Equity Capital LLC and all direct and indirect Subsidiaries of Finance of America Equity Capital LLC shall be Affiliates for purposes of this Agreement.

4!Unexpected End of Formula USActive 59174144.11 “Agreement” shall mean this Amended and Restated Master Repurchase Agreement between Buyer and Seller, dated as of the date hereof, as the same may be further amended, supplemented or otherwise modified in accordance with the terms of the Agreement. “ALTA” shall mean American Land Title Association, or any successor thereto. “Amendment No. 1 Effective Date” shall mean April 26, 2023. “Amendment No. 2 Effective Date” shall mean May 31, 2023. “Annual Expense Cap” shall have the meaning set forth in the Series 2023-GOT Series Supplement. “Annual Financial Statement Date” shall mean December 31, 2022. “Anti-Corruption Laws” shall mean: (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which Seller or any of its Affiliates is located or doing business. “Anti-Money Laundering Laws” shall mean any Requirements of Law relating to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Requirements” shall mean the origination and servicing procedures as described in: (i) the Approved Underwriting Guidelines; (ii) the servicing duties as prescribed by the Servicing Agreement or the MPSA, as applicable; (iii) any guides mutually agreed upon with respect to private label products; (iv) applicable state and federal laws, rules and regulations; and (v) any other written notices, procedures, guidebooks or requirements received by the Seller from any insurer applicable to Mortgage Loans owned (or in which participation interests are owned) by the Buyer. Seller shall not make any changes to the servicing procedures of Seller applicable to the Mortgage Loans without the prior written consent of the Buyer. “Applicable Series” shall have the meaning set forth in Section 37(a) of the Agreement. “Appraisal” shall mean, with respect to any Mortgaged Property, an appraisal of such Mortgaged Property meeting the requirements of the representations and warranties set forth in paragraph (nn) on Schedule 1 hereto. “Appraised Value” shall mean the value set forth in an Appraisal made in connection with the origination of the related Mortgage Loan as the value of the underlying Mortgaged Property, and any updated Appraisal with respect thereto. “Approved CPA” shall mean Binder Dijker Otte (BDO) or any certified public accountant approved by Buyer in writing in its sole discretion. “Approved Originator” shall mean those lending institutions set forth on Schedule 6 hereto, and any other lending institutions approved in writing by Buyer in its sole discretion; provided that any previously Approved Originator will no longer be an Approved Originator upon written notice from Buyer.

5!Unexpected End of Formula USActive 59174144.11 “Approved Underwriting Guidelines” shall mean the underwriting guidelines in effect as of the origination date for such Mortgage Loan as approved by Buyer in its sole discretion. “Asset Allocation Percentage” shall have the meaning set forth in the MPSA. “Asset Value” shall mean, with respect to each Purchased Mortgage Loan or Underlying Participation Interest, as applicable, as of any date of determination, the lesser of (a) the product of the applicable Purchase Price Percentage multiplied by (i) in the case of a Purchased Mortgage Loan, the Market Value of such Purchased Mortgage Loan or (ii) in the case of an Underlying Participation Interest, (A) the Market Value of the related Underlying Mortgage Loan multiplied by (B) the related Asset Allocation Percentage assigned to such Underlying Participation Interest and (b) (i) in the case of a Purchased Mortgage Loan, the outstanding Principal Balance of such Purchased Mortgage Loan or (ii) in the case of an Underlying Participation Interest, the outstanding Principal Balance of the related Underlying Mortgage Loan multiplied by the related Asset Allocation Percentage assigned to such Underlying Participation Interest, in each case subject to modification pursuant to the terms below. The Asset Value of the Series 2023-GOT Trust Certificate shall equal the sum of the Asset Values of the Underlying Participation Interests as of the related date of determination. For the avoidance of doubt, in calculating the Asset Value of any HomeSafe Flex, or HomeSafe Select or Select Advance Loan (including, without limitation, for purposes of determining the Purchase Price to be advanced by Buyer to Seller in connection with Buyer’s purchase of any Principal Advance on any Additional Advance Date), the outstanding Principal Balance of such Mortgage Loan and/or Principal Advance shall be deemed to solely include the portions of such Mortgage Loan that were advanced to the Mortgagor as principal, and shall exclude all other components of such advance, including, but not limited to, any fees, interest, taxes, capitalized interest or other amounts otherwise added to the outstanding principal balance of such Mortgage Loan in accordance with the related Mortgage Loan Documents. For the avoidance of doubt, in calculating the Asset Value of any HomeSafe Select for purposes of determining the Purchase Price Increase to be advanced by Buyer to Seller in connection with Seller’s transfer of a related Underlying Participation Interest to the Series 2023- GOT Trust, the outstanding Principal Balance of such HomeSafe Select shall be deemed to include solely the portions of such Mortgage Loan that were advanced to the Mortgagor as principal, and shall exclude all other components of such advance, including, but not limited to, any fees, interest, taxes, capitalized interest or other amounts otherwise added to the outstanding principal balance of such Mortgage Loan in accordance with the related Mortgage Loan Documents. Without limiting the generality of the foregoing, Seller acknowledges that the Asset Value of a Purchased Mortgage Loan or an Underlying Participation Interest may be reduced to zero by Buyer if (unless, with respect to any Subject Mortgage Loan, such PurchasedSubject Mortgage Loan was designated as a Scratch & Dent Loan and such was the Enumerated Defect): (i) in the case of any Subject Mortgage Loan, (A) (i) such PurchasedSubject Mortgage Loan is not, or ceases to be, an Eligible Mortgage Loan; (B) (ii) the Mortgage Note related to such PurchasedSubject Mortgage Loan has been released from the possession of Buyerthe applicable Custodian (other than pursuant to a Bailee Letter) for a period in excess of [*]; (C) (iii) the Mortgage Note related to such PurchasedSubject Mortgage Loan has been released from the possession of Buyerthe applicable Custodian pursuant to a Bailee Letter for a period in excess of [*];

6!Unexpected End of Formula USActive 59174144.11 (D) (iv) there is any loss of any security interest under this Agreement or under any of the documents executed in connection with this Agreement or any Purchasedthe Subject Mortgage Loan that materially impairs the value of such PurchasedSubject Mortgage Loan; (E) (v) such PurchasedSubject Mortgage Loan is a Delinquent Mortgage Loan; (F) (vi) such Purchased Mortgage Loan contains a breach of a representation or warranty made by Seller in this Agreement; (vii) such Purchased Mortgage Loan fails to qualify for safe harbor treatment under the Bankruptcy Code; (viii) Buyer has not received evidence that Buyer has been registered as the “warehouse lender” on the MERS System with respect to such Purchased Mortgage Loan; (ix) such Purchased Mortgage Loan has been a PurchasedSubject Mortgage Loan for more than [*] since its initial Purchase Dateexists; (G) (x) such PurchasedSubject Mortgage Loan is a Scratch & Dent Loan that has been identified by Buyer as being unfit to remain a PurchasedSubject Mortgage Loan by Buyer due to Buyer obtaining additional adverse information regarding such Scratch & Dent Loan not previously made available to Buyer, in Buyer’s good faith discretion; or (H) (xi) with respect to any Purchased Mortgage Loan in a category subject to a Concentration Limit, such PurchasedSubject Mortgage Loan would cause the aggregate Purchase Price of all PurchasedSubject Mortgage Loans in sucha category subject to a Concentration Limit to exceed the applicable Concentration Limit. (ii) in the case of any Underlying Participation Interest, (A) such Underlying Participation Interest is not, or ceases to be, an Eligible Participation Interest; (B) the Series 2023-GOT Trust Certificate is not, or ceases to be, an Eligible Trust Certificate; (C) such Underlying Participation Interest has been subject to a Transaction for more than [*] since its related, initial Purchase Date; (D) a breach of a representation or warranty made by Seller in this Agreement with respect to such Underlying Participation Interest exists; (iii) in the case of any Purchased Mortgage Loan,

7!Unexpected End of Formula USActive 59174144.11 (A) such Purchased Mortgage Loan fails to qualify for safe harbor treatment under the Bankruptcy Code; (B) Buyer has not received evidence that Buyer has been registered as the “warehouse lender” on the MERS System with respect to such Purchased Mortgage Loan; and (C) such Purchased Mortgage Loan has been subject to a Transaction for more than [*] since its related, initial Purchase Date. “Assignment and Acceptance” shall have the meaning set forth in Section 18 of the Agreement. “Assignment of Mortgage” shall mean an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage. “Bailee Letter” shall mean a letter from an attorney acting as bailee for Buyer (or in the case of an Underlying Mortgage Loan, bailee for the Participation Trust) with respect to the applicable Mortgage Files, in form and substance acceptable to Buyer in its sole discretion. “Bank” shall mean Texas Capital Bank and its successors in interest or such other depository institution as may be acceptable to Buyer in its reasonable discretion, and the respective successors in interest. “Bankruptcy Code” shall mean the Bankruptcy Reform Act of 1978, as amended from time to time. “Benchmark” shall mean, initially, Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement Rate. It is understood that the Benchmark shall be calculated on each Benchmark Determination Day and that the Benchmark calculated on a Benchmark Determination Day shall apply for the related Pricing Rate Period. “Benchmark Administration Changes” shall mean, with respect to any Benchmark, any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of Price Differential, length of lookback periods, and other administrative matters) as Buyer decides may be appropriate, in the reasonable discretion of Buyer, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by Buyer in a manner substantially consistent with market practice (or, if Buyer determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as Buyer decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Determination Day” shall mean, with respect to each Pricing Rate Period, the day that is [*] prior to the [*] of such Pricing Rate Period. “Benchmark Replacement Rate” shall mean a rate determined by Buyer in accordance with Section 5(h) hereof. “Benchmark Transition Events” shall mean the events specified in Section 5(h) hereof.

8!Unexpected End of Formula USActive 59174144.11 “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in a form as agreed to by Buyer. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Beneficial Tax Owners” shall have the meaning set forth in Section 7(e)(v) of the Agreement. “Bond Facility” shall mean the Bond Repurchase Agreement and any documents related thereto. “Bond Facility Buyer” shall mean NATIONAL FOUNDERS LP, a Delaware limited partnership (together with its permitted successors and assigns), in its capacity as “Buyer” under the Bond Repurchase Agreement. “Bond Repurchase Agreement” shall mean that certain Master Repurchase Agreement, dated as of February 28, 2023 (as amended, restated, supplemented or otherwise modified and in effect from time to time), between Bond Facility Buyer, and FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company (together with its permitted successors and assigns), in its capacity as “Seller” thereunder. “Business Day” shall mean a day other than (i) a Saturday or Sunday, (ii) any day on which banking institutions are authorized or required by law, executive order or governmental decree to be closed in the State of New York or (iii) any day on which the New York Stock Exchange is closed. “Buyer” shall mean Grand Oak Trust, its successors in interest and assigns pursuant to Section 18 and, with respect to Section 7, its participants. “Capital Lease Obligations” shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP. “Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all member or other equivalent interests in any limited liability company, any and all partner or other equivalent interests in any partnership or limited partnership, and any and all warrants or options to purchase any of the foregoing. “Cash Equivalents” shall mean any of the following: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition; (b) mortgage-backed securities issued or guaranteed by any agency of the United States Government with an implied rating of AAA or with an express rating of AAA by either Standard & Poor’s Ratings Services (“S&P”) or by Moody’s Investors Service, Inc. (“Moody’s”); (c) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of [*] or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or of any state thereof having combined capital and surplus of not less than [*]; and (d) commercial paper of a domestic issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized statistical rating organization, if both of the two named statistical rating organizations

9!Unexpected End of Formula USActive 59174144.11 cease publishing ratings of commercial paper issuers generally, and, in each case, maturing within [*] of the date of acquisition. “Change in Control” shall mean: (a) the Permitted Holders, on a combined basis, shall cease to own or control, directly or indirectly, at least [*] of the combined voting power of Finance of America Equity Capital LLC; (b) the sale, transfer, or other disposition of more than [*] of Seller’s assets (excluding any such action taken in connection with any securitization transaction); (c) the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization (in one transaction or in a series of transactions), if more than [*] of the combined voting power of the continuing or surviving entity’s equity interests outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not equity holders of Seller (or Controlling Persons of Seller) immediately prior to such merger, consolidation or other reorganization; or (d) Finance of America Equity Capital LLC shall cease to own or control, directly or indirectly, at least [*] of the Capital Stock of Seller. “CLTA” shall mean California Land Title Association, or any successor thereto. “CLTV” shall mean, with respect to any HomeSafe Second, the ratio of (a) the sum of (i) the unpaid principal balance of the HomeSafe Second and (ii) the unpaid principal balance as of such date of any mortgage loan or mortgage loans that are senior, equal or junior in priority to such HomeSafe Second and which are secured by a lien on the same Mortgaged Property, to (b) the Appraised Value of the related Mortgaged Property. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall have the meaning provided in Section 8(a) of the Agreement. “Collection Account” shall have the meaning set forth in Section 5(a) of the Agreement. “Confidential Information” shall have the meaning set forth in Section 12(y) of the Agreement. “Confidential Terms” shall have the meaning set forth in Section 31 of the Agreement. “Confirmation” shall mean a confirmation letter in the form of Exhibit D-2 hereto. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. (“Controlled” and “Controlling” have the meaning correlative thereto). “Costs” shall have the meaning set forth in Section 15(a) of the Agreement. “Covenant Compliance Certificate” shall have the meaning set forth in Section 12(d)(iii).

10!Unexpected End of Formula USActive 59174144.11 “Credit File” shall mean with respect to each Mortgage Loan, the documents and instruments relating to the origination and administration of such Mortgage Loan. “Cross-Default Threshold” shall have the meaning specified in the Pricing Letter. “Custodial Agreement” shall mean (i) for each Purchased Mortgage Loan for which the related Mortgage File is in the custody of Deutsche Bank National Trust Company, that certain Custodial Agreement, dated as of the Original Closing Date, among Seller, Buyer and Deutsche Bank National Trust Company, as the same may be amended from time to time, and (ii) for each Purchased Mortgage Loan for which the related Mortgage File is in the custody of U.S. Bank National Association, athat certain Custodial Agreement in form and substance acceptable to Buyer as determined in its sole discretion, dated as of September 29, 2022, among Seller, Buyer and U.S. Bank National Association, as the same may be amended from time to time, and (iii) for each Underlying Mortgage Loan for which the related Mortgage File is in the custody of U.S. Bank National Association, that certain Custodial Agreement, dated as of March 26, 2020, among Participation Trust, Participation Trust Manager, Participation Seller, Underlying Servicer, and U.S. Bank National Association, as custodian, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time. Each general reference in this Agreement and any other Program Document to the defined term “Custodial Agreement” shall refer to eitherany or bothall Custodial Agreements, as the context may require, and each reference in this Agreement or any other Program Document to a Custodial Agreement in respect of specified Purchased Mortgage Loan(s) shall refer to the applicable Custodial Agreement with the Custodian with whom the related Mortgage File for such Purchased Mortgage Loan is being held. “Custodial Mortgage Loan Schedule” shall mean the “Mortgage Loan Schedule” as defined in the Custodial Agreement. “Custodian” shall mean either or both of Deutsche Bank National Trust Company, or U.S. Bank National Association, or, in each case, any permitted successor thereto, as specified or as the context may otherwise require. Each general reference in this Agreement and any other Program Document to the defined term “Custodian” shall refer to either or both Custodians, as the context may require, and each reference in this Agreement or any other Program Document to a Custodian in respect of specified Purchased Mortgage Loan(s) shall refer to the applicable Custodian with whom the related Mortgage File for such Purchased Mortgage Loan is being held under the related Custodial Agreement. “Cut-off Date” shall mean the [*] of the month in which the related Purchase Date occurs. “Default” shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default. “Defaulting Party” shall have the meaning set forth in Section 30 of the Agreement. “Defective Mortgage Loan” shall mean any Mortgage Loan (a) which is in foreclosure (except with respect to HECM Buyouts), has been foreclosed upon or has been converted to real estate owned property, (b) for which the Mortgagor is in bankruptcy (except with respect to HECM Buyouts), (c) with respect to which a Maturity Event has occurred (except with respect to HECM Buyouts), (d) that is in default under the terms thereof, (e) except with respect to any HECM Buyout, that Seller was required to repurchase for any reason from any investor or any securitization pool pursuant to the applicable purchase and sale agreement or any similar agreement or instrument unless approved by Buyer in writing, (f) that has been rejected or excluded by any agency for any reason, (g) that has been presented for a securitization and has been excluded from the final securitization pool for any reason, including, without limitation, as a

11!Unexpected End of Formula USActive 59174144.11 result of general market conditions unrelated to the securitization market and/or such Mortgage Loan unless approved by Buyer in writing, (h) which was previously a Purchased Mortgage Loan hereunder but was repurchased (or in the case of a Select Advance Loan, the related participation interest was repurchased) by Seller in accordance with this Agreement (provided that this clause (h) shall not apply in determining whether an Underlying Mortgage Loan is a Defective Mortgage Loan), or (i) that is not repurchased by Seller in compliance with the provisions of Section 3(e); provided, that a Scratch & Dent Loan shall not be considered a Defective Mortgage Loan solely as a result of the Enumerated Defect with respect to such Scratch & Dent Loan. “Delinquent Mortgage Loan” shall mean any Mortgage Loan as to which any Monthly Payment, or part thereof, remains unpaid for [*] or more following the original Due Date for such Monthly Payment. “Depositor” shall have the meaning set forth in the Recitals hereto. “Dollars” and “$” shall mean lawful money of the United States of America. “Due Date” shall mean the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. “E-Sign” shall mean the federal Electronic Signatures in Global and National Commerce Act, as amended from time to time. “Effective Date” shall mean the date upon which the conditions precedent set forth in Section 3(a) shall have been satisfied. “Electronic Record” shall mean “Record” and “Electronic Record,” both as defined in E- Sign, and shall include but not be limited to, recorded telephone conversations, fax copies or electronic transmissions. “Electronic Signature” shall have the meaning set forth in E-Sign. “Electronic Tracking Agreement” shall mean an Electronic Tracking Agreement among Buyer, Seller, MERS and MERSCORP Holdings, Inc., as the same may be amended from time to time. “Electronic Transactions” shall mean transactions conducted using Electronic Records and/or Electronic Signatures or fax copies of signatures. “Eligible Mortgage Loan” shall mean any Mortgage Loan (a) as to which the representations and warranties in Schedule 1-A attached hereto are true and correct, (b) that is underwritten strictly in accordance with, and which fully complies with, the Applicable Requirement, (c) is not a Defective Mortgage Loan, (d) is not a Delinquent Mortgage Loan, (e) has not previously been a Purchased Mortgage Loan at any time (provided that this clause (e) shall not apply in determining whether an Underlying Mortgage Loan is an Eligible Mortgage Loan), and (f) does not include any single premium credit, life or accident and health insurance or disability insurance; provided, that a Scratch & Dent Loan shall not fail to be considered an Eligible Mortgage Loan solely as a result of the Enumerated Defect with respect to such Scratch & Dent Loan. “Eligible Participation Interest” shall mean any Underlying Participation Interest as to which the representations and warranties in Schedule 1-B attached hereto are true and correct and the Underlying Mortgage Loan is an Eligible Mortgage Loan.

12!Unexpected End of Formula USActive 59174144.11 “Eligible Trust Certificate” shall mean the Series 2023-GOT Trust Certificate so long as the representations and warranties in Schedule 1-C attached hereto are true and correct. “Enumerated Defect” shall have the meaning set forth in the definition of Scratch & Dent Loan. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” shall mean any Person or trade or business (whether or not incorporated) which, together with Seller, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 412 of the Code, is treated as a single employer described in Section 414(m) or (o) of the Code. “Escrow Payments” shall mean, individually and collectively as the context may require (a) with respect to any Purchased Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document. In the case of a Select Advance Loan, such Escrow Payments shall consist of the related participation interest’s and (b) with respect to each Underlying Mortgage Loan, the pro rata interest in/, and share of, the “Escrow Payments applicable” as described in the preceding clause (a) that is attributable to the related HomeSafe SelectUnderlying Participation Interest. “Event of Default” shall have the meaning specified in Section 13 of the Agreement. “Excluded Taxes” shall have the meaning set forth in Section 7(e) of the Agreement. “Existing Repurchase Agreement” shall have the meaning set forth in the RECITALSRecitals hereto. “Expenses” shall mean all present and future expenses incurred by or on behalf of Buyer in connection with this Agreement or any of the other Program Documents and any amendment, supplement or other modification or waiver related hereto or thereto, whether incurred heretofore or hereafter, which expenses shall include the cost of title, lien, judgment and other record searches; attorneys’ fees; and costs of preparing and recording any UCC financing statements or other filings necessary to perfect the security interest created hereby. “Facility Fees” shall have the meaning set forth in the Pricing Letter. “Facility Limit” shall have the meaning set forth in the Pricing Letter. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor Sections), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any applicable intergovernmental agreement to implement such Sections of the Code. “FDIA” shall have the meaning set forth in Section 32(c) of the Agreement. “FDICIA” shall have the meaning set forth in Section 32(d) of the Agreement.

13!Unexpected End of Formula USActive 59174144.11 “FHA” shall mean the Federal Housing Administration. “FHA Mortgage Insurance Certificate” shall mean the certificate evidencing the contractual obligation of the FHA with respect to the insurance of a HECM Buyout. “FHA Regulations” shall mean the regulations promulgated by the Department of Housing and Urban Development under the National Housing Act, as amended from time to time and codified in Part 24 of the Code of Federal Regulations, and other Department of Housing and Urban Development issuances relating to Mortgage Loans, including the related handbooks, circulars, notices and mortgagee letters. “Fidelity Insurance” shall mean insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Buyer. “Financial Condition Covenants” shall have the meaning specified in the Pricing Letter. “Financial Reporting Group” shall mean Seller and each of Seller’s Affiliates that constitute a single group for purposes of reporting Financial Statements. “Financial Statements” shall have the meaning set forth in Section 12(d) of the Agreement. “GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America. “Ginnie Mae” shall mean the Government National Mortgage Association, or any successor thereto. “Ginnie Mae HECM Repurchase Trigger” shall mean the lesser of (a) 98% of the Maximum Claim Amount or (b) such lesser percentage of the Maximum Claim Amount prescribed by Ginnie Mae. “GLB Act” shall have the meaning set forth in Section 12(y) of the Agreement. “Governmental Authority” shall mean any nation or government, any state, county, municipality or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority) or any instrumentality or officer of any of the foregoing (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or controlled by the foregoing. “Guarantee” shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.

14!Unexpected End of Formula USActive 59174144.11 “HECM Buyout” shall mean a HECM Loan (a) for which the related HECM Loan Principal Balance equals or exceeds the Ginnie Mae HECM Repurchase Trigger, (b) pursuant to which such HECM Loan is repurchased from a Ginnie Mae securitization, and (c) which may or may not be assigned to FHA after repurchase from a Ginnie Mae securitization. “HECM Loan” shall mean a home equity conversion Mortgage Loan which is secured by a first lien and is insured by FHA. “HECM Loan Principal Balance” shall mean the principal balance of a HECM Loan (including without limitation any and all term, tenure or other monthly disbursements, accrued interest and mortgage insurance premium payments and other amounts capitalized into the principal balance) reduced by all amounts received or collected in respect of principal on such HECM Loan. “HomeSafe Flex” shall mean any Proprietary Loan that has each of the following characteristics: (a) it is secured by a first lien on the applicable one-to-four family residence, (b) it has a fixed rate of interest and (c) a portion of the Principal Limit is funded on the applicable closing date and the remaining amount is funded monthly in fixed amounts. “HomeSafe Second” shall mean, any Proprietary Loan that has each of the following characteristics: (a) it is secured by a second lien on the applicable one-to-four family residence, (b) it has a fixed rate of interest and (c) the full amount of the Principal Limit is funded on the applicable closing date. “HomeSafe Select” shall mean any Proprietary Loan that has each of the following characteristics: (a) it is secured by a first lien on the applicable one-to-four family residence, (b) it has a variable rate of interest and (c) it is structured as a line of credit that can be drawn on for up to [*]. “HomeSafe Standard” shall mean any Proprietary Loan that has each of the following characteristics: (a) it is secured by a first lien on the applicable one-to-four family residence, (b) it has a fixed rate of interest and (c) the full amount of the Principal Limit is funded on the applicable closing date. “HUD” shall mean the Department of Housing and Urban Development. “Income” shall mean, with respect to any Mortgage LoanPurchased Asset at any time, any principal thereof then payable and all interest, dividends or other distributions payable thereon, and excluding, for the avoidance of doubt, any amounts permitted to be withheld by the Participation Paying Agent pursuant to the MPSA. “Indebtedness” shall mean, with respect to any Person as of any date of determination: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable and paid within [*] of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) obligations of such person under Capital Lease Obligations; (f) payment obligations under repurchase agreements, sale/buy back agreements or like arrangements; (g) indebtedness of others guaranteed by such Person; (h) all obligations incurred in connection with the acquisition or carrying of fixed assets; (i)

15!Unexpected End of Formula USActive 59174144.11 indebtedness of general partnerships of which such Person is a general partner; (j) any other indebtedness of such Person by a note, bond, debenture or similar instrument; and (k) all net liabilities or obligations under any interest rate, interest rate swap, interest rate cap, interest rate floor, interest rate collar, or other hedging instrument or agreement. “Indemnified Party” shall have the meaning set forth in Section 15(a) of the Agreement. “Insolvency Event” shall mean, for any Person: (a) that such Person or any Affiliate shall discontinue or abandon operation of its business; or (b) that such Person or any Affiliate shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or (c) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person or any Affiliate in an involuntary case under any applicable bankruptcy, insolvency, liquidation, reorganization or other similar Requirement of Law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or any Affiliate, or for any substantial part of its property, or for the winding-up or liquidation of its affairs and such proceeding is not dismissed within [*] of filing; or (d) the commencement by such Person or any Affiliate of a voluntary case under any applicable bankruptcy, insolvency or other similar Requirement of Law now or hereafter in effect, or such Person’s or any Affiliate’s consent to the entry of an order for relief in an involuntary case under any such Requirement of Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person, or for any substantial part of its property, or any general assignment for the benefit of creditors; or (e) that such Person or any Affiliate shall become insolvent; or (f) if such Person or any Affiliate is a corporation, such Person or any Affiliate, or any of their Subsidiaries, shall take any corporate action in furtherance of, or the action of which would result in any of the actions set forth in the preceding clauses. “Late Payment Fee” shall have the meaning set forth in Section 5(b) of the Agreement. “Lien” shall mean any lien, claim, charge, restriction, pledge, security interest, mortgage, deed of trust or other encumbrance. “Litigation Threshold” shall have the meaning specified in the Pricing Letter. “LTV” shall mean, with respect to any Mortgage Loan that is not a HomeSafe Second, the ratio of (a) the original outstanding Principal Balance of such Mortgage Loan (or in the case of a Select Advance Loan, the related HomeSafe Select) to (b) the Appraised Value of the related Mortgaged Property at origination. “Margin Call” shall have the meaning specified in Section 4(b) of the Agreement.

16!Unexpected End of Formula USActive 59174144.11 “Margin Deadline” shall mean, with respect to any Margin Deficit, the applicable Margin Deadline after giving effect to any payments in part, if any, made by Seller to Buyer in respect of such Margin Deficit pursuant to Section 4(b) as set forth in the table below: Margin Deficit Amount: Margin Deadline Following Buyer’s Delivery of a Margin Call: [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] For the avoidance of doubt, if Seller reduces any Margin Deficit on one or more occasions by making a payment in part in respect thereof pursuant to Section 4(b) on or prior to the applicable Margin Deadline and, after giving effect to any such reduction, an extended Margin Deadline is available to Seller pursuant to this definition, then, in each case, such extended Margin Deadline shall be applicable to such Margin Deficit, and Seller shall cure such Margin Deficit in full on or prior to the applicable extended Margin Deadline, as set forth in this definition. “Margin Deficit” shall have the meaning specified in Section 4(b) of the Agreement. “Market Value” shall mean, as of any date of determination including, for the avoidance of doubt, the Amendment No. 1 Effective Date, with respect to any Mortgage Loan, the least of: (a) the disbursement made by Seller to an Approved Originator or previous owner of such Mortgage Loan for such Mortgage Loan; (b) the market value of such Purchased Mortgage Loan as so determined by the Monitoring Agent; (c) the product of the unpaid principal balancePrincipal Balance of such Mortgage Loan as of such date of determination and the effective purchase price percentage of substantially similar mortgage loans of the same product type sold to third party investors in the most recent securitization of loans of such type sponsored by Seller or its Affiliates, calculated as (x) (A) the proceeds from selling bonds to third parties or retained in order to comply with risk retention requirements, less (B) the sum of (i) deal fees, (ii) expenses, and (iii) reserves divided by (y) the unpaid principal balance of mortgage loans in such securitization as of the date of securitization; and (d) the unpaid principal balancePrincipal Balance of such Mortgage Loan as of such date of determination (except for HECM Buyouts, with respect to which the Market Value shall be measured as of the date of repurchase from a Ginnie Mae securitization).

17!Unexpected End of Formula USActive 59174144.11 For clarity, subsections (a)-(d) above are to be applied to each Mortgage Loan as applicable for the specific Mortgage Loan product type. “Master Servicer” shall mean Finance of America Reverse LLC, its successors in interest and assigns as approved by Buyer. “Material Adverse Effect” shall mean a material adverse effect on (a) the Property, business, operations or financial condition of Seller and its Affiliates taken as a whole, or Seller or any Parent Entity, (b) the ability of any of Seller and itsSeries 2023-GOT Trust and any of their respective Affiliates taken as a whole, or Seller, or Series 2023-GOT Trust, or any Parent Entity to perform its obligations under any of the Program Documents or the Underlying Participation Interest Documents to which it is a party, (c) the validity or enforceability of any of the Program Documents or the Underlying Participation Interest Documents, (d) the rights and remedies of Buyer or any Affiliate under any of the Program Documents, (e) the timely payment of any amounts payable under the Program Documents and under the Underlying Participation Interest Documents or (f) the Asset Value of the Purchased Mortgage LoansAssets taken as a whole. “Mature Loan” shall mean a Mortgage Loan with respect to which a Maturity Event has occurred. “Maturity Event” shall mean with respect to each Mortgage Loan, an event set forth in the related Mortgage Note, the occurrence of which will cause the Principal Balance of such Mortgage Loan to become immediately due and payable. Such an event, in the case of a Mortgage Loan, generally occurs (i) when Mortgagor dies and the related Mortgaged Property is not the principal residence of at least one surviving Mortgagor, (ii) when a Mortgagor sells or conveys title to the Mortgaged Property and no other Mortgagor retains title to such Mortgaged Property, (iii) when the Mortgaged Property ceases to be the principal residence of the Mortgagor for reasons other than death and such Mortgaged Property is not the principal residence of at least one surviving Mortgagor, (iv) if a Mortgagor fails to occupy the Mortgaged Property for a period longer than [*] because of physical or mental illness and such Mortgaged Property is not the principal residence of at least one other Mortgagor, or (v) if a Mortgagor fails to perform any of its obligations under the Mortgage Loan. “Maximum Aggregate Purchase Price” shall have the meaning set forth in the Pricing Letter. “Maximum Claim Amount” shall mean with respect to each HECM Loan, the lesser of the Appraised Value of the related Mortgaged Property and the maximum mortgage limit established by the Secretary of Housing and Urban Development for a one family residence under section 203(b)(2) of the National Housing Act (as adjusted where applicable under Section 214 of the National Housing Act). Both the Appraised Value and the maximum dollar amount for the area shall be determined as of the date the conditional commitment for such Mortgage Loan is issued or as otherwise specified by the Secretary of Housing and Urban Development. “MERS” shall mean Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto. “MERS System” shall mean the system of recording transfers of mortgages electronically maintained by MERS.

18!Unexpected End of Formula USActive 59174144.11 “Monitoring Agent” shall mean Reverse Market Insights or any independent third-party agent appointed by the Buyer in consultation with Seller, which third-party agency is experienced in valuing Purchased Mortgage Loans of the type for which it has been appointed to value. “Monthly Financial Statement Date” shall have the meaning set forth in the Pricing Letter. “Monthly Payment” shall mean the scheduled monthly payment of principal and interest on a Mortgage Loan. “Moody’s” shall mean Moody’s Investor’s Service, Inc. or any successors thereto. “Mortgage” shall mean each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a first lien (or, solely in the case of a Mortgage Loan that is HomeSafe Second, a second lien) on real property and other property and rights incidental thereto. “Mortgage File” shall mean, with respect to a Mortgage Loan, the applicable documents and instruments relating to such Mortgage Loan and set forth in the Custodial Agreement. “Mortgage Interest Rate” shall mean the rate of interest borne on a Mortgage Loan from time to time in accordance with the terms of the related Mortgage Note. “Mortgage Loan” shall mean a mortgage loan secured by a one-to-four-family residence originated by Seller or an Approved Originator in accordance with the Applicable Requirements, as to which (other than with respect to a Select Advance Loan) the Custodian has been instructed to hold the related Mortgage Files for Buyer pursuant to the applicable Custodial Agreement, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, including the Servicing Rights; provided that in the case of a Mortgage Loan that is a Select Advance Loan, the term “Mortgage Loan” shall be limited to the portion of the HomeSafe Select constituting the Principal Advance in which Finance of America Select Master Trust has issued a participation interest instead of the HomeSafe Select in its entirety. “Mortgage Loan Documents” means the Mortgage Note, the Mortgage and all other documents evidencing, securing, guaranteeing or otherwise related to a Mortgage Loan. “Mortgage Loan Schedule” shall mean with respect to any Transaction as of any date, a mortgage loan schedule in the form of a computer tape or other electronic medium generated by Seller and delivered to Buyer and to Custodian as specified in the Custodial Agreement, which provides information (including, without limitation, the information required pursuant to Schedule 4 relating to the Purchased Mortgage Loans in electronic format acceptable to Buyer). “Mortgage Note” shall mean the promissory note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage. “Mortgaged Property” shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

19!Unexpected End of Formula USActive 59174144.11 “Mortgagor” shall mean the obligor or obligors on a Mortgage Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder. “MPSA” shall have the meaning set forth in the Recitals hereto. “Non-Excluded Taxes” shall have the meaning set forth in Section 7(a) of the Agreement. “Non-Exempt Buyer” shall have the meaning set forth in Section 7(e)of the Agreement. “Nondefaulting Party” shall have the meaning set forth in Section 30 of the Agreement. “Obligations” shall mean (a) any amounts owed by Seller to Buyer in connection with a Transaction hereunder, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) and all other fees or expenses which are payable hereunder or under any of the Program Documents; (b) all other obligations or amounts owed by Seller to Buyer or any Affiliate of Buyer under any other contract or agreement, in each case, whether such amounts or obligations owed are direct or indirect, absolute or contingent, matured or unmatured; and (c) all amounts owed by Seller to Bond Facility Buyer under the Bond Repurchase Agreement and the related Program Documents (as defined in the Bond Repurchase Agreement). “OFAC” shall have the meaning set forth in Section 11(x) of the Agreement. “Original Closing Date” shall mean April 26, 2019. “Originator” shall mean, in the case of each Mortgage Loan, Seller, or if Seller was not the originator of such Mortgage Loan, the related Approved Originator. “Other Taxes” shall have the meaning set forth in Section 7(b) of the Agreement. “Owner Trustee” shall mean Wilmington Savings Fund Society, FSB. “Parent Entity” shall mean Finance of America Companies Inc., Finance of America Equity Capital LLC and any Subsidiary of Finance of America Equity Capital LLC that is also a direct or indirect parent of Seller. “Participated Assets” shall have the meaning set forth in the Recitals hereto. “Participation Interests” shall have the meaning set forth in the Recitals hereto. “Participation Party” shall have the meaning set forth in the Series 2023-GOT Series Supplement. “Participation Paying Agent” shall have the meaning set forth in the Recitals hereto. “Participation Registrar” shall have the meaning set forth in the Recitals hereto. “Participation Seller” shall have the meaning set forth in the Recitals hereto. “Participation Trust” shall have the meaning set forth in the Recitals hereto. “Participation Trust Agreement” shall have the meaning set forth in the Recitals hereto.

20!Unexpected End of Formula USActive 59174144.11 “Participation Trust Manager” shall have the meaning set forth in the Recitals hereto. “Participation Trust Sale Agreement” shall have the meaning set forth in the Recitals hereto. “Participation Trustee” shall have the meaning set forth in the Recitals hereto. “Payment Date” shall mean each of the [*][*] of each month or if such date is not a Business Day, theDays following Business Daythe “Payment Date” (as such term is defined in the Series 2023-GOT Series Supplement). “Periodic Advance Repurchase Payment” shall have the meaning set forth in Section 5(b) of the Agreement. “Permitted Encumbrances” shall have the meaning set forth in Schedule 1-A(l). “Permitted Holders” shall mean certain funds affiliated with The Blackstone Group Inc. and/or certain entities affiliated with Brian Libman. “Permitted Lien” shall mean any of (i) the Permitted Encumbrances, (ii) any Lien in favor of Buyer or (iii) the grant of a security interest by the Participation Trust to the UTI Trust pursuant to the MPSA. “Person” shall mean any individual, corporation, company or similar legal entity, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof). “Plan” shall have the meaning set forth in Section 11(s) of the Agreement. “Pledge Agreement” shall mean that certain Pledge and Security Agreement between Buyer and Series 2023-GOT Trust, dated as of the Amendment No. 2 Effective Date, as the same may be further amended, supplemented or otherwise modified in accordance with the terms of the Agreement. “Post-Default Rate” shall have the meaning set forth in the Pricing Letter. “Power of Attorney” shall mean a power of attorney delivered by Seller to Buyer in substantially in the form of Exhibit E hereto. “Price Differential” shall mean, with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate (or, during the continuation of an Event of Default, by daily application of the Post-Default Rate) for such Transaction to the Purchase Price (or Purchase Price Increase, as applicable) for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction). “Pricing Letter” shall mean that certain second amended and restated letter agreement between Buyer and Seller, dated as of the date hereof, as the same may be amended from time to time. “Pricing Rate” shall have the meaning set forth in the Pricing Letter.

21!Unexpected End of Formula USActive 59174144.11 “Pricing Rate Period” shall mean, for any Transaction, (i) an initial period beginning on the first Purchase Date and ending on the [*] of the calendar month during which such first Purchase Date occurs; and (ii) for subsequent periods, beginning on and including the [*] of each calendar month and ending on the earlier of (x) the [*] of such calendar month and (y) the Termination Date. “Pricing Spread” shall have the meaning set forth in the Pricing Letter. “Principal Advance” shall mean forwith respect to any Mortgage Loan that is a HomeSafe Flex or a HomeSafe Select, any Scheduled Payment or Unscheduled Payment advanced to any Mortgagor under the terms of the related Mortgage Loan Documents and added to the Principal Balance for anyof such Mortgage Loan. “Principal Balance” shall mean with respect to any Mortgage Loan, and for any date of determination, the initial Principal Balance of such Mortgage Loan increased by payments to, or on behalf of, a Mortgagor, and other Additional Amounts, reduced by all amounts previously received or collected in respect of principal on such Mortgage Loan subsequent to the date the Buyer acquired such Mortgage Loan. “Principal Draw” shall have the meaning set forth in the Recitals hereto. “Principal Draw Advance” shall have the meaning set forth in the Recitals hereto. “Principal Limit” shall mean with respect to each Mortgage Loan, the maximum amount available to the Mortgagor as principal under the terms of the related Mortgage Note. “Program Documents” shall mean this Agreement, the Pricing Letter, the Account Agreement, the Custodial Agreement (solely as defined in clauses (i) and (ii) of such definition), the Electronic Tracking Agreement, the Pledge Agreement, a Servicer Notice, if any, a Subservicer Notice, if any, an Irrevocable Instruction Letter, if any, and the Power of Attorney. “Prohibited Person” shall have the meaning set forth in Section 11(x) of the Agreement. “Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. “Proprietary Loan” shall mean a private label home equity conversion Mortgage Loan that (a) was originated by Seller or an Approved Originator, (b) has not been previously sold to any agency or other investor and (c) is underwritten in accordance with the Approved Underwriting Guidelines. “Purchase Agreement” shall have the meaning set forth in the Recitals hereto. “Purchase Date” shall mean, individually and collectively, as the context may require (a) with respect to any Purchased Mortgage Loan, the date on which such Purchased Mortgage Loans (or in the case of Select Advance Loans, the participation interests therein) areLoan is transferred by Seller to Buyer or its designee, (b) with respect to the Series 2023-GOT Trust Certificate, the date on which such Series 2023-GOT Trust Certificate is transferred by Seller to Buyer or its designee, and (c) with respect to any Underlying Participation Interest, the date on which such Underlying Participation Interest is transferred by the Series Settlor to the Series 2023-GOT Trust. “Purchase Price” shall have the meaning set forth in the Pricing Letter.

22!Unexpected End of Formula USActive 59174144.11 “Purchase Price Decrease” shall mean a decrease in the Purchase Price of the Series 2023- GOT Trust Certificate in an amount equal to the Repurchase Price of the related Underlying Participation Interest(s) removed from the Series 2023-GOT Trust by Seller and no longer subject to a Transaction hereunder. “Purchase Price Increase” shall mean an increase in the Purchase Price of the Series 2023- GOT Trust Certificate in an amount equal to the funds advanced by Buyer with respect to the related Underlying Participation Interest(s) allocated to the Series 2023-GOT Trust by Seller and made subject to a Transaction hereunder. “Purchase Price Percentage” shall have the meaning set forth in the Pricing Letter. “Purchased Asset” shall mean individually and collectively, as the context may require (a) each Purchased Mortgage Loan (including any Additional Amounts purchased by Buyer relating to such Purchased Mortgage Loan) and (b) the Series 2023-GOT Trust Certificate. For the sake of clarity, notwithstanding that the Underlying Participation Interests are pledged to Buyer by the Series 2023-GOT Trust under the Pledge Agreement, and not sold to Buyer by the Seller hereunder, such Underlying Participation Interests for which Buyer has paid a Purchase Price (or Purchase Price Increase) will nevertheless be referenced herein as Purchased Assets. “Purchased Asset Schedule” shall mean with respect to any Transaction as of any date, a “Mortgage Loan Schedule” in the form of a computer tape or other electronic medium generated by Seller and delivered to Buyer and, in the case of a Purchased Mortgage Loan, to Custodian as specified in the applicable Custodial Agreement, which provides information (including, without limitation, the information required pursuant to Schedule 4) relating to the Purchased Assets, Underlying Mortgage Loans and Underlying Participation Interests in electronic format acceptable to Buyer. “Purchased Mortgage Loan” shall mean (i) each Mortgage Loan (including any Additional Amounts) sold by Seller to Buyer in a Transaction, as reflected in the Confirmation, and which has not been repurchased by Seller hereunder and (ii) each Select Advance Loan with respect to which the related participation interest has been sold by Seller to Buyer in a Transaction, as reflected in the Confirmation, and has not been repurchased by Seller hereunder. “Records” shall mean all instruments, agreements and other books, records, reports and data generated by other media for the storage of information maintained by Seller or any other person or entity with respect to a Purchased Mortgage Loan. Records shall include the Mortgage Notes, any Mortgages, the Mortgage Files, the Credit Files related to the Purchased Mortgage Loan and any other instruments necessary to document or service a Mortgage Loan. “Register” shall have the meaning set forth in Section 19(b) of the Agreement. “Regulations T, U and X” shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time. “Related Purchased Mortgage Loans” shall have the meaning provided in Section 8(a) of the Agreement. “Repurchase Date” shall mean, with respect to Purchased Mortgage Loans, Underlying Participation Interests or the Series 2023-GOT Trust Certificate, as applicable, the earliest of (i) any

23!Unexpected End of Formula USActive 59174144.11 Business Day specified by Seller for the repurchase of the Purchased Mortgage Loans (or in the case of Select Advance Loans, the participation interests therein), Underlying Participation Interests or the Series 2023-GOT Trust Certificate subject to a Transaction from Buyer, (ii) the date agreed upon periodically by Buyer and Seller, which date, in the case of a Purchased Mortgage Loan or Underlying Participation Interest, shall be no later than the Business Day on which the deposit of related sale, liquidation or securitization proceeds into the Collection Account for such Purchased Mortgage Loan or Underlying Participation Interest, (iii) the Termination Date, (iv) the date such (A) Purchased Mortgage Loan is no longer an Eligible Mortgage Loan, (B) Underlying Participation Interest is no longer an Eligible Participation Interest or (C) Series 2023-GOT Trust Certificate is no longer an Eligible Trust Certificate, as applicable, (v) any date determined by application of the provisions of Section 3(e) or 14 or (vi) with respect to any individual Purchased Mortgage Loan or Underlying Participation Interest, the day that is [*] from the initial Purchase Date applicable to such Transaction. “Repurchase Price” shall mean the price at which Purchased Mortgage Loans (including any Additional Amounts purchased by Buyer) (or in the case of Select Advance Loans, the participation interests therein)Assets are to be transferred from Buyer or its designee to Seller (or in the case of an Underlying Participation Interest, the price at which such Underlying Participation Interests are to be released from the Series 2023-GOT Trust to, or at the direction of, the Seller) upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the initial Purchase Price and(or in the case of an Underlying Participation Interest, the related Purchase Price Increase) plus the Price Differential plus any fees, expenses and indemnity amounts, together with any other amount owed by Seller to Buyer, or any of Buyer’s affiliates under the Program Documents and due as of the date of such determination. “Requirement of Law” shall mean as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, procedure or determination of an arbitrator or a court or other Governmental Authority. “Responsible Officer” shall mean an officer of Seller listed on Schedule 2 hereto, as such Schedule 2 may be amended from time to time. “Sanctions” shall mean any sanctions administered or imposed by OFAC, the United States Department of State, the United Nations Security Council, the Government of Canada, Her Majesty’s Treasury, the European Union (or any member state thereof), or other Governmental Authority that enforces sanctions. “S&P” shall mean S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC, or any successor thereto. “Scheduled Indebtedness” shall have the meaning set forth in Section 11(n) of the Agreement. “Scheduled Payment” shall mean, with respect to any Mortgage Loan, the regular monthly payment due to the Mortgagor on the [*] of each month and with respect to each other Mortgage Loan, the regular monthly payment due to the mortgagee with respect to such Mortgage Loan. “Scratch & Dent Loan” shall mean a Mortgage Loan that contains certain underwriting errors or other defects disclosed by Seller to Buyer in the related Transaction Request and approved by Buyer in its sole discretion (collectively, the “Enumerated Defect”) and that is otherwise acceptable to Buyer in its sole discretion.

24!Unexpected End of Formula USActive 59174144.11 “SEC” shall have the meaning set forth in Section 33 of the Agreement. “Section 4402” shall have the meaning set forth in Section 30 of the Agreement. “Section 7 Certificate” shall have the meaning set forth in Section 7(e)(ii) hereof. “Select Advance Loan” shall mean a portion of a HomeSafe Select owned by Finance of America Select Master Trust, which portion consists of a Principal Advance made to the Mortgagor under the terms of such HomeSafe Select, in which portion/Principal Advance a participation interest has been issued by Finance of America Select Master Trust. “Seller” shall mean Finance of America Reverse LLC, a Delaware limited liability company, or any successor in interest thereto. “Series 2023-GOT Series Supplement” shall have the meaning set forth in the Recitals hereto. “Series 2023-GOT Trust” shall have the meaning set forth in the Recitals hereto. “Series 2023-GOT Trust Assignment and Contribution Agreement” shall have the meaning set forth in the Recitals hereto. “Series 2023-GOT Trust Certificate” shall have the meaning set forth in the Recitals hereto. “Series Settlor” shall have the meaning set forth in the Recitals hereto. “Series Trust Agreement” shall have the meaning set forth in the Recitals hereto. “Series Trust Manager” shall have the meaning set forth in the Recitals hereto. “Series Trustee” shall have the meaning set forth in the Recitals hereto. “Servicer” shall have the meaning set forth in Section 16(b) of the Agreement. “Servicer Notice” shall mean to the extent applicable, the notice acknowledged by the third party Servicer substantially in the form of Exhibit C hereto. “Servicing Advances” shall mean any and all customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer or the Underlying Servicer of its servicing obligations, including, but not limited to, the cost of (a) to the extent required under the Servicing Agreement or MPSA, as applicable, field visits, property inspections, appraisals and broker price opinions, (b) the preservation, restoration and protection of the Mortgaged Property, (c) any enforcement or administrative or judicial proceedings, including foreclosures, (d) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (e) other fees of foreclosure or of acquiring title to the Mortgaged Properties by deed in lieu of foreclosure and industry standard costs, fees and expenses of the conveyance of the Mortgaged Properties pursuant to the terms of the Servicing Agreement or MPSA, as applicable, (f) taxes, ground rents and other charges which are or may become a lien upon the Mortgaged Property, (g) mortgage insurance premiums and fire and hazard insurance premiums and (h) compliance with the obligations pursuant to Applicable Requirements.

25!Unexpected End of Formula USActive 59174144.11 “Servicing Agreement” shall mean the servicing agreement in effect with respect to such Purchased Mortgage Loan, as modified by the Servicer Notice. “Servicing Fee” shall mean, with respect to each Subject Mortgage Loan, either the monthly fee set forth in the related Mortgage Note or portion of the Mortgage Interest Rate being paid to the Servicer as the servicing fee. Each month, the related Servicing Fee shall be added to the Principal Balance of such Subject Mortgage Loan. In the case of a Select Advance Loan, such Servicing Fee shall consist of the related participation interest’s pro rata interest in/share of the Servicing Fee applicable to the related HomeSafe Select. “Servicing Rights” shall mean the rights of any Person to administer, service or subservice, the Purchased Mortgage Loans or to possess related Records. “Servicing Term” shall have the meaning set forth in Section 16(a) of the Agreement. “Set-Aside Amounts” shall mean, individually and collectively as the context may require (a) with respect to each Purchased Mortgage Loan, all amounts set-aside from the Principal Limit, including amounts to cover (1) any repairs required to be made by the related Mortgagor after the related loan closing, (2) any property charges with respect to the related Mortgaged Property, including tax and insurance charges related to the first and subsequent years of the related Mortgage Loan, and (3) the monthly servicing fee for the related Mortgage Loan. In the case of a Select Advance Loan, such Set-Aside Amounts shall consist of the related participation interest’s and (b) with respect to each Underlying Mortgage Loan, the pro rata interest in/, and share of, the “Set-Aside Amounts applicable” as described in the preceding clause (a) that is attributable to the related HomeSafe SelectUnderlying Participation Interest. “SIPA” shall have the meaning set forth in Section 33 of the Agreement. “SOFR” shall mean a rate per annum equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on its website. “Subject Mortgage Loan” shall mean, individually and collectively, as the context may require, each (i) Purchased Mortgage Loan and (ii) Underlying Mortgage Loan. “Subordinated Debt” shall mean, as of the date of determination thereof, all indebtedness which has been subordinated in writing to the obligations owing to Buyer on terms and conditions acceptable to Buyer. “Subservicer” shall mean any Person that services Mortgage Loans on behalf of the Seller or any Servicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Seller under this Agreement that are identified in Item 1122(d) of Regulation AB. As of the date hereof, the only Subservicer shall be Compu-Link Corporation, dba Celink. “Subservicer Notice” shall mean the notice acknowledged by Subservicer and substantially in the form of Exhibit I hereto. “Subservicing Agreement” shall mean the written contract between Master Servicer or any Servicer, and Subservicer relating to servicing and administration of certain Purchased Mortgage Loans, as modified by the Subservicer Notice.

26!Unexpected End of Formula USActive 59174144.11 “Subsidiary” shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. “Successor Servicer” shall have the meaning set forth in Section 16(g) of the Agreement. “Taxes” shall have the meaning set forth in Section 7(a) of the Agreement. “Term SOFR” shall mean the forward-looking term rate based on SOFR as published by the Term SOFR Administrator for a [*] period on the Benchmark Determination Day; provided that, if Term SOFR has not been published by the Term SOFR Administrator on a Benchmark Determination Day, then Term SOFR will be the forward-looking term rate based on SOFR as published by the Term SOFR Administrator for a [*] period on the [*] prior to the Benchmark Determination Day on which such rate was published by the Term SOFR Administrator, so long as such [*] is not more than [*] prior to the Benchmark Determination Day; provided, further, for the avoidance of doubt, that Buyer may implement Benchmark Administration Changes with respect to the administration of Term SOFR from time to time and will promptly notify Seller of the effectiveness of any such Benchmark Administration Changes. “Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator). “Termination Date” shall have the meaning set forth in the Pricing Letter. “Third Party Transaction Parties” shall have the meaning set forth in Section 17 of the Agreement. “Transaction” shall have the meaning specified in Section 1. “Transaction Request” shall mean a request from Seller to Buyer to enter into a Transaction in the form of Exhibit D-1, which shall be submitted electronically by a Responsible Officer. “Transferor” shall mean Finance of America Reverse LLC, in its capacity as seller under each Purchase Agreement. “Treasury Regulations” shall mean regulations promulgated by the U.S. Department of the Treasury under the Code. “Trust Expenses” shall mean, for any Payment Date the costs, expenses and indemnities payable to a Participation Party (other than Seller) pursuant to the terms of the applicable Underlying Participation Interest Document. “Trust Receipt” shall mean a “Certification” or a “Trust Receipt” (as defined in the applicable Custodial Agreement) from Custodian. “Underlying Asset” shall mean, individually and collectively, as the context may require, each of (i) the Underlying Mortgage Loan and (ii) the Underlying Participation Interest.

27!Unexpected End of Formula USActive 59174144.11 “Underlying Mortgage Loan” shall mean, with respect to an Underlying Participation Interest, the related Mortgage Loan in relation to which the Underlying Servicer made the Principal Draw Advance to the related Mortgagor, resulting in the creation of such Underlying Participation Interest. “Underlying Participation Interest” shall mean each Participation Interest that is (i) allocated to and held by the Series 2023-GOT Trust and (ii) subject to a Transaction hereunder in accordance with the terms of this Agreement. “Underlying Participation Interest Documents” shall mean, individually and collectively, as the context may require, each of the Participation Trust Agreement, the Participation Trust Sale Agreement, the MPSA, the Custodial Agreement (as defined in clause (iii) of such definition), the UTI Trust Agreement, the Series 2023-GOT Series Supplement, and the Series 2023-GOT Trust Assignment and Contribution Agreement. “Underlying Servicer” shall have the meaning set forth in the Recitals hereto. “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Purchased Mortgage Loan, Servicing Rights, Related Purchased Mortgage LoansAssets or the continuation, renewal or enforcement thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of the Agreement relating to such perfection or effect of perfection or non-perfection. “Unscheduled Payment” shall mean, with respect to aany Mortgage Loan that is a HomeSafe Flex or HomeSafe Select, a payment to a Mortgagor of a requested draw amount or other such amounts disbursed on behalf of the Mortgagor from Set-Aside Amounts which is added to the Principal Balance pursuant to the terms of the related Mortgage Loan. “UPI Modification” shall have the meaning set forth in Section 12(i) of the Agreement. “UPI Party” shall mean, individually and collectively, as the context may require, each of the Participation Trustee, the Participation Trust, the Participation Trust Manager, the Participation Seller, the Participation Registrar, the Participation Paying Agent, the Underlying Servicer, the UTI Trust, the Depositor, the Series Trust Manager, the UTI Trustee, the Series Trustee, and the Series 2023-GOT Trust. “UTI Trust” shall have the meaning set forth in the Recitals hereto “UTI Trustee” shall have the meaning set forth in the Recitals hereto. “U.S. Government Securities Business Day” shall mean any day except for (i) a Saturday, (ii) a Sunday and (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Warehouse Lender” shall mean any Person, if any, that has at any time had any security interest, pledge or hypothecation of the Purchased Mortgage Loans for the benefit of such Person. “Yield Maintenance Fee” shall have the meaning specified in the Pricing Letter.

28!Unexpected End of Formula USActive 59174144.11 SECTION 3. INITIATION; TERMINATION (a) Conditions Precedent to Closing of the Existing Repurchase Agreement and this Agreement. The effectiveness of the Existing Repurchase Agreement was subject to the satisfaction or waiver by Buyer, of the conditions precedent set forth in Section 3(a) of the Existing Repurchase Agreement. The effectiveness of this Agreement, including the amendment and restatement of the Existing Repurchase Agreement as of the Amendment No. 2 Effective Date, is subject to the satisfaction of the conditions precedent that Buyer shall have received from Seller any fees and expenses payable hereunder, and all of the following documents, each of which shall be satisfactory to Buyer and its counsel in form and substance: (i) The following Program Documents, duly executed and delivered to Buyer: (A) Agreement. This Agreement, duly executed by the parties thereto. (B) Pricing Letter. The Pricing Letter, duly executed by the parties thereto in form and substance acceptable to Buyer. (C) Other Program Documents and Underlying Participation Interest Documents. Any other Program Documents and Underlying Participation Interest Documents, duly executed by the parties thereto. (ii) Organizational Documents. Certified copies of the organizational documents of SellerFinance of America Reverse LLC, in its capacity as Seller and in its respective capacities as each other UPI Party and MM Revolver LLC in its respective capacities as a UPI Party. (iii) Good Standing Certificate. A certified copy of a good standing certificate from the jurisdiction of organization of SellerFinance of America Reverse LLC, in its capacity as Seller and in its respective capacities as each other UPI Party, MM Revolver LLC in its respective capacities as a UPI Party, Participation Trustee, Series Trustee and UTI Trustee, dated as of no earlier than the date [*] prior to the Purchase Date with respect to the initial Transaction hereunderAmendment No. 2 Effective Date. (iv) Officer’s Certificate. An officer’s certificate of Seller in form and substance as set forth in Exhibit B attached hereto. (v) [Reserved]. (vi) Security Interest; Searches. Evidence that all other actions necessary or, in the opinion of Buyer, desirable to perfect, maintain the priority of, and otherwise protect Buyer’s interest in the Purchased Mortgage Loans, other Related Purchased Mortgage LoansCollateral and the Servicing Rights have been taken, including, without limitation, the delivery to Buyer of (i) the fully-executed Account Agreement, (ii) UCC, tax lien, bankruptcy, judgment and litigation searches, (iii) duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1, and (iv) written evidence that all necessary UCC-3 releases, as determined by Buyer, have been properly filed or are authorized to be filed. (vii) Insurance. Evidence that Seller has added endorsements for theft of warehouse lender money and collateral, naming Buyer as a loss payee under its Fidelity Insurance and as a direct loss payee/right of action under its errors and omissions insurance policy.

29!Unexpected End of Formula USActive 59174144.11 (viii) Due Diligence. The satisfactory completion, as determined by Buyer in its sole discretion, of all necessary and appropriate due diligence in connection with the Transactions contemplated under this Agreement and each of the other Program Documents and Underlying Participation Interest Documents. (ix) [Reserved.]Legal Opinions. On the Amendment No. 2 Effective Date, Seller shall deliver to Buyer opinions of Seller’s counsel, in form and substance acceptable to Buyer in its sole discretion, covering (A) corporate matters with respect to Seller, (B) enforceability of the Program Documents against Seller under New York law, (C) the grant and perfection of the security interests in the Purchased Assets and other collateral in favor of Buyer, and (D) a bankruptcy safe harbor opinion, true sale opinion and true contribution opinion with respect to the Transactions. (x) Customer Identification Matters. Buyer shall have received from Seller all documentation and other information required by all Governmental Authorities under Anti-Money Laundering Laws, including a Beneficial Ownership Certification. (xi) Other Documents. Such other documents as Buyer may reasonably request, in form and substance reasonably acceptable to Buyer. (b) New Transactions; Conditions Precedent to all Transactions. Upon satisfaction of the conditions set forth in this Section 3(b) as determined by Buyer in its sole discretion, Buyer shall enter into a Transaction with Seller. Buyer’s entering into each Transaction (including the initial Transaction) is subject to the satisfaction of the following further conditions precedent, both immediately prior to entering into such Transaction and also after giving effect thereto to the intended use thereof: (i) Due Diligence Review. Without limiting the generality of Section 17 of the Agreement, Buyer shall have completed, to its satisfaction, its preliminary due diligence review of the related Mortgage Loans, the proposed Underlying Participation Interests, and each of Seller. (ii) No Default. No Default or Event of Default shall have occurred and be continuing under the Program Documents or the Underlying Participation Interest Documents. (iii) Representations and Warranties. Both immediately prior to the Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by Seller in Section 11 of the Agreement, shall be true, correct and complete on and as of such Purchase Date and eachor such Additional Advance Date, as applicable, in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). (iv) Maximum Aggregate Purchase Price and Facility Limit. After giving effect to the requested Transaction, the aggregate outstanding Purchase Price for all Purchased Mortgage LoansAssets subject to then outstanding Transactions under this Agreement shall not exceed the Maximum Aggregate Purchase Price or the Facility Limit. (v) No Margin Deficit. After giving effect to the requested Transaction, no Margin Deficit as calculated pursuant to Section 4(a) exists. (vi) Transaction Request and Mortgage LoanPurchased Asset Schedule. Seller shall have delivered to Buyer and, in the case of a Purchased Mortgage Loan, to Custodian, in accordance with the timeframes set forth in the Custodial Agreement, (a) a Transaction Request, (b) a

30!Unexpected End of Formula USActive 59174144.11 Mortgage LoanPurchased Asset Schedule with respect to all Purchased Assets, Underlying Mortgage Loans and Underlying Participation Interests subject to the requested Transaction and (c) such additional information and supporting documentation regarding Asset Value, Market Value and eligibility as Buyer may reasonably request. (vii) Eligibility of Purchased Mortgage Loans, Series 2023-GOT Trust Certificate and Underlying Participation Interests. Each Purchased Mortgage Loan proposed to be sold to Buyer by Seller is an Eligible Mortgage Loan, the Series 2023-GOT Trust Certificate proposed to be sold to Buyer by Seller is an Eligible Trust Certificate and each Participation Interest proposed to be transferred to the Series 2023-GOT Trust is an Eligible Participation Interest, as applicable for the Transaction. (viii) Delivery of Mortgage File. Seller shall have delivered to Custodian the Mortgage File in accordance with the timeframes set forth in the Custodial Agreement with respect to each Mortgage Loan subject to the requested Transaction. (ix) Delivery of Trust Receipt. Custodian shall have delivered to Buyer or the Participation Trust, as applicable, in accordance with the timeframes set forth in the related Custodial Agreement, a Trust Receipt (accompanied by a Custodial Mortgage Loan Schedule) with respect to each Purchased Mortgage Loan and Underlying Mortgage Loan subject to the requested Transaction. (x) Warehouse Lender Release. If such Purchased Mortgage Loan is being purchased by Seller from any Approved Originator or warehouse lender simultaneously with Seller’s sale of such Purchased Mortgage Loan to Buyer hereunder, the related Mortgage File shall contain a bailee letter (which shall be countersigned by the related Warehouse Lender) pursuant to which such Warehouse Lender will have released its interest in such Purchased Mortgage Loan. (xi) Fees and Expenses. Buyer shall have received all fees and expenses, including Facility Fees, that are, in each case, due as contemplated by Sections 9 and Section 15(b) which amounts, at Buyer’s option, may be withheld from the proceeds remitted by Buyer to Seller pursuant to any Transaction hereunder. (xii) Approved Originator Amounts. If any Purchased Mortgage Loan was originated by an Approved Originator and is being purchased by Seller simultaneously with Seller’s sale of such Purchased Mortgage Loan to Buyer hereunder, (1) Buyer shall have received from Seller payment of an amount equal to the difference between the agreed-upon price for such Purchased Mortgage Loan between Seller and the Approved Originator and the Purchase Price for such Purchased Mortgage Loan and (2) Buyer shall have received a Warehouse Lender’s Release Letter executed by such Approved Originator in a form acceptable to Buyer with respect to such Purchased Mortgage Loan. (xiii) No Violation of Law. No Requirement of Law (other than with respect to any amendment made to Buyer’s certificate of incorporation and bylaws or other organizational or governing documents) or any change in the interpretation or application of any Requirement of Law or compliance by Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof shall result in Buyer’s entry into any Transaction being a violation of such Requirement of Law.

31!Unexpected End of Formula USActive 59174144.11 (xiv) No Material Adverse Change. None of the following shall have occurred and/or be continuing: (A) an event or events shall have occurred in the good faith determination of Buyer resulting in the effective absence of a “repo market” or comparable “lending market” for financing debt obligations secured by securities or an event or events shall have occurred resulting in Buyer not being able to finance Mortgage Loans through the “repo market” or “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or (B) an event or events shall have occurred resulting in the effective absence of a “securities market” for securities backed by mortgage loans or an event or events shall have occurred resulting in Buyer not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or (C) there shall have occurred a material adverse change in the financial condition of Buyer which affects (or can reasonably be expected to affect) materially and adversely the ability of Buyer to fund its obligations under this Agreement; or (D) there shall have occurred (i) a material change in financial markets, an outbreak or escalation of hostilities or a material change in national or international political, financial or economic conditions; (ii) a general suspension of trading on major stock exchanges; or (iii) a disruption in or moratorium on commercial banking activities or securities settlement services. (xv) Covenants. With respect to each Purchased Mortgage Loan individually, Seller has satisfied the requirements of Section 11(z). (xvi) Derogatory Actions. From and after the date of this Agreement, Seller shall not have received any notice of any pending derogatory action with respect to any mortgage loan in its portfolio from (A) Ginnie Mae with respect to Ginnie Mae’s requirements or (B) any governmental or regulatory authority that would result in Seller being required to respond affirmatively to any question under Section 14(C) of the Nationwide Mortgage Licensing System & Registry (NMLS) Company Form (previously referred to as Form MU1) and that results in Seller being unable to conduct business in a particular State. (xvii) Approved Underwriting Guidelines. Seller has submitted to Buyer a copy of its current Approved Underwriting Guidelines in the form most recently approved by Buyer. (xviii) Termination Date. The Purchase Date of such Transaction, shall not be later than the Termination Date. (xix) Operational Documentation Deliveries (A) For any Purchased Mortgage Loan, Seller shall provide evidence of Grand Oak Trust as a “warehouse lender” within MERS; (B) Seller shall (1) provide a regular data tape to support the current loanasset level Market Value and Purchase Price for all loansPurchased Assets outstanding on the facility prior to each Transaction and (2) shall cause the Participation Registrar to provide

32!Unexpected End of Formula USActive 59174144.11 a current participation register reflecting the proposed updated Underlying Participation Interests and Asset Allocation Percentages; (C) Seller shall provide cross reference between data tape and Custodian’s data prior to each Transaction; (D) Seller shall provide weekly updates to pricing and rate sheet and underwriting guidelines; (E) Seller shall provide principal limit factor and underlying information supporting the calculation thereof prior to each Transaction; (F) Seller shall provide Buyer access to full platform origination data prior to each Transaction; (G) Seller shall provide regular platform performance data prior to each Transaction; and (H) Seller shall provide detailed securitization execution information at the tranche-level, as set forth on Exhibit H for the most recent securitization transaction prior to each Transaction; and (I) Seller shall provide applicable final private placement memorandums promptly following finalization. (xx) Issuance and Conveyance of Underlying Participation Interests. The Underlying Participation Interests shall have been issued and conveyed to the Series 2023-GOT Trust in accordance with the terms of the Underlying Participation Interest Documents without giving effect to any amendments thereto or any consents or waivers that, in any case are materially adverse to Buyer (unless consented to in writing by Buyer), and Buyer shall have received evidence satisfactory to that effect. Each Transaction Request delivered by Seller hereunder shall constitute a certification by Seller that all the conditions set forth in this Section 3(b) (other than clause (xiv) hereof) have been satisfied (both as of the date of such notice or request and as of the related Purchase Date or Additional Advance Date, as applicable). (c) Initiation. (i) Seller shall deliver a Transaction Request to Buyer and, with respect to Transactions proposed to include Purchased Mortgage Loans, to Custodian at least [*] prior to each Purchase Date and as specified in the Custodial Agreement, together with evidence of such Eligible Mortgage Loan satisfactory to Buyer in its sole discretion, prior to entering into any Transaction. Each Transaction Request shall request Purchase Price (or Purchase Price Increase) in an amount equal to at least [*]. With respect to any Transaction Request for a Purchase Price Increase, Seller shall deliver evidence of the related Underlying Participation Interest, that is satisfactory to Buyer in its sole discretion. Following receipt of such request, Buyer shall agree to enter into such requested Transaction, so long as (1) each of the conditions and other contractual requirements set forth herein are satisfied (including, without limitation, the conditions precedent set forth in Section 3(a) and Section 3(b)), and (2) after giving effect to the requested Transaction the aggregate outstanding Purchase Price does not exceed the Maximum Aggregate Purchase Price, in which case

Buyer shall fund the Purchase Price (or Purchase Price Increase) in accordance with this Agreement. With respect to HomeSafe Selects and HomeSafe Flexes only, Seller may additionally request that Buyer purchase a Principal Advance made with respect to a Purchased Mortgage Loan by delivering a Transaction Request with respect to such Principal Advance to Buyer at least [*] prior to the requested Additional Advance Date together with evidence of such Principal Advance satisfactory to Buyer in its sole discretion. Following receipt of such request, so long as (x) each of the conditions and other contractual requirements set forth herein are satisfied (including, without limitation, the conditions precedent set forth in Section 3(b)), (y) the Repurchase Date for such Principal Advance requested to be purchased is the same as the Repurchase Date for the related Purchased Mortgage Loan and (z) after giving effect to the requested Transaction the aggregate outstanding Purchase Price does not exceed the Maximum Aggregate Purchase Price, Buyer shall fund the Purchase Price in respect of such additional Principal Advance in accordance with this Agreement. Any purchase by Buyer of a Principal Advance will increase the Purchase Price and Repurchase Price of the related Purchased Mortgage Loan that is already owned by Buyer hereunder at the time of the purchase of such Principal Advance and any such Principal Advance purchased by Buyer hereunder shall constitute part of the related Purchased Mortgage Loan.

(ii) Buyer's funding the Purchase Price (or Purchase Price Increase) of the Transaction pursuant to a Transaction Request and Seller's acceptance thereof (or direction to pay to its designee), will constitute the parties' agreement to enter into such Transaction. The Purchase Price (or Purchase Price Increase) for each ~~Eligible Mortgage Loan~~Transaction will be made available to Seller by Buyer transferring~~,~~ the aggregate amount of such Purchase Price (or Purchase Price Increase) to, (a) with respect to any Purchased Mortgage Loan, the applicable Warehouse Lender, ~~to~~if any, (b) with respect to any Purchased Mortgage Loan, the Approved Originator (together with the additional amount due to such Approved Originator in connection with the purchase of such Purchased Mortgage Loan ~~received from~~by Seller), if any, and ~~if none~~(c), to, or ~~for~~at the direction of, the Seller, to the extent of any amounts in excess of amounts due ~~to the Warehouse Lender, to or at the direction of the Seller~~pursuant to clauses (a) and (b) above. Upon remittance of the Purchase Price ~~to Seller and/or Warehouse Lender~~(or Purchase Price Increase) in accordance with this Section 3(c), Seller hereby grants, assigns, conveys and transfers all rights in and to the Purchased ~~Mortgage Loans~~Assets evidenced on the related ~~Mortgage Loan~~Purchased Asset Schedule submitted to Buyer. Buyer shall confirm the terms of each Transaction by issuing a Confirmation to Seller by [*] on each Purchase Date or Additional Advance Date, as applicable.

(iii) ~~(ii)~~ Each Confirmation together with this Agreement, shall be conclusive evidence of the terms of the Transaction(s) covered thereby unless objected to in writing by Seller no more than [*] after the date such Confirmation was received by Seller or unless a corrected Confirmation is sent by Buyer; provided that Buyer's failure to issue a Confirmation shall not affect the obligations of Seller under any Transaction. An objection sent by Seller must state specifically that such writing is an objection, must specify the provision(s) being objected to by Seller, must set forth such provision(s) in the manner that Seller believes they should be stated, and must be received by Buyer no more than [*] after the Confirmation was received by Seller.

(iv) ~~(iii)~~ The Repurchase Date for each Transaction shall not be later than the earlier of (a) [*] after the initial Purchase Date for such Transaction (other than the Transaction with respect to the Series 2023-GOT Trust Certificate) and (b) the Termination Date.

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USActive 59174144.11

(v) ~~(iv)~~ Subject to the terms and conditions of this Agreement, during such period Seller may sell, repurchase and resell Purchased ~~Mortgage Loans~~Assets hereunder and release the Underlying Participation Interests from the Series 2023-GOT Trust.

(vi) ~~(v)~~ No later than the date and time set forth in the Custodial Agreement, Seller shall deliver to Custodian the Mortgage File pertaining to each Eligible Mortgage Loan to be purchased by Buyer or otherwise made subject to a Transaction.

(vii) ~~(vi)~~ Upon Buyer's or Participation Trust's receipt of the Trust Receipt (accompanied by a Custodial Mortgage Loan Schedule) in accordance with the applicable Custodial Agreement and subject to the provisions of this Section 3, the Purchase Price (or Purchase Price Increase) will then be made available to Seller by Buyer transferring, via wire transfer, in the aggregate amount of such Purchase Price (or Purchase Price Increase) in funds immediately available.

(d) [Reserved].

(e) Repurchase.

(i) Seller may repurchase Purchased ~~Mortgage Loans~~Assets without penalty or premium on any Business Day other than as stated in the Pricing Letter or Seller may be required to repurchase Purchased ~~Mortgage Loans~~Assets in accordance with this Section 3(e) and Section 4. Any repurchase of Purchased ~~Mortgage Loans~~Assets may occur simultaneously with a sale of the Purchased ~~Mortgage Loan~~Asset to a third-party purchaser, including in connection with a securitization transaction.

(ii) In connection with each Repurchase Date, Seller shall give written notice to Buyer of its intention to repurchase the applicable Purchased ~~Mortgage Loans~~Assets at least [*] prior to the applicable Repurchase Date. Seller shall deliver to Buyer at least [*] prior to a requested Repurchase Date a Settlement Report in form and substance acceptable to Buyer in its sole discretion. The Settlement Report shall detail any Periodic Advance Repurchase Payment to be made on such date.

(iii) On the Repurchase Date, subject to the conditions set forth herein, Buyer shall sell and deliver to Seller or its designee, the Purchased ~~Mortgage Loans~~Assets (or in the case of an Underlying Participation Interest, such Underlying Participation Interest will be reassigned from the Series 2023-GOT Trust to the Seller or its designee), and the Transactions hereunder shall terminate, upon simultaneous payment by Seller by wire to the Collection Account (or other account as designated by the Buyer in writing) of the Repurchase Price, together with all accrued and unpaid Price Differential ~~with respect to all Purchased Mortgage Loans~~ up to and including such Repurchase Date, whether or not such Price Differential is then due and payable, and, upon such payment, such accrued Price Differential shall be deemed paid in full as of the related Repurchase Date. Such obligation to repurchase exists without regard to any prior or intervening liquidation or foreclosure with respect to any Purchased ~~Mortgage Loan~~Asset.

(iv) In addition to any other rights and remedies of Buyer hereunder, Seller shall immediately repurchase any Purchased Mortgage Loan that no longer qualifies as an Eligible Mortgage Loan~~.~~

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35!Unexpected End of Formula USActive 59174144.11 (f) Post-Closing Obligations. Within [*] following the date of this Agreement (or such, any Underlying Participation Interest that no longer periodqualifies as Buyer may agree to in its sole discretion), Seller shall deliver to Buyer opinions of Seller’s counsel, in form and substance acceptable to Buyer in its sole discretion, covering (A) corporate matters with respect to Seller, (B) enforceability of the Program Documents against Seller under New York law, (C) the grant and perfection of the security interests in the Purchased Assets and other collateral in favor of Buyer, and (D) a bankruptcy safe harbor opinion with respect to the Transactions. Any failure of Seller to comply with the terms of this Section 3(f) on a timely basis shall, upon written notice from Buyer to Seller, constitute an immediate Event of Default for all purposes of this Agreement (notwithstanding anything to the contrary in Section 13 hereof or any grace or cure period set forth therein)an Eligible Participation Interest and the Series 2023-GOT Trust Certificate if it no longer qualifies as an Eligible Trust Certificate. SECTION 4. MARGIN AMOUNT MAINTENANCE (a) The Market Value of each such PurchasedSubject Mortgage Loan shall be determined in accordance with clauses (a) through (d) of the definition of “Market Value”, as applicable, and in connection with any determination of Market Value pursuant to clause (b) of such “Market Value” definition, Buyer may, in its sole discretion at any time, request that the Monitoring Agent determine the Market Value for such PurchasedSubject Mortgage Loan and, upon delivery to Buyer and Seller by the Monitoring Agent of its determination of Market Value for the related PurchasedSubject Mortgage Loan, the Market Value for such PurchasedSubject Mortgage Loan shall be the market value as so determined by the Monitoring Agent in its commercially reasonable judgment, which determination shall be deemed correct absent manifest error. All costs and expenses of the Monitoring Agent shall be paid by Seller. (b) If at any time the Asset Value of any Purchased Mortgage Loan subject to a TransactionAsset is less than the Repurchase Price for such Purchased Mortgage Loan (Asset (such occurrence, a “Margin Deficit”), then Buyer may by notice to Seller (as such notice is more particularly set forth below, a “Margin Call”), require Seller to transfer to Buyer or its designee cash in the amount of the Margin Deficit pursuant to Section 4(c). (c) Notice delivered pursuant to Section 4(b) may be given by any written or electronic means. Any notice given pursuant to Section 4(b) shall be met, and the related Margin Call satisfied, no later than [*] (New York City time) on the applicable Margin Deadline. (d) The failure of Buyer, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Buyer to do so at a later date. Seller and Buyer each agree that a failure or delay by Buyer to exercise its rights hereunder shall not limit or waive Buyer’s rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller. (e) Any cash transferred to Buyer pursuant to this Section 4 shall be applied to reduce the Repurchase Price of the applicable Purchased Mortgage LoansAssets under this Agreement. (f) If the Asset Value of the Purchased Mortgage LoanAsset is deemed to be [*], in lieu of paying the Margin Deficit, Seller shall repurchase such Purchased Mortgage LoanAsset in accordance with Section 3(e) no later than the related Margin Deadline.

36!Unexpected End of Formula USActive 59174144.11 SECTION 5. COLLECTIONS; INCOME PAYMENTS (a) Where a particular Transaction’s term extends over an Income payment date with respect to one or more Purchased Mortgage LoansAssets subject to such Transaction, all such Income shall be the property of Buyer. Seller shall or shall cause the Master Servicer or, to the extent received by such party, the Underlying Servicer, as applicable, to deposit all Income within [*] following receipt (including, without limitation, receipt by any Subservicer) thereof (including, without limitation, all such Income that is required to be deposited therein pursuant to the applicable provisions of the Account Agreement) into a deposit account (the title of which shall indicate that the funds therein are being held in trust for Buyer) (the “Collection Account”) with the Bank and which is subject to the Account Agreement; provided that, if Seller or any Affiliate of Seller receives any direct payment of Income or if any Income is forwarded to Seller or any Affiliate of Seller, Seller or its Affiliate shall deposit all such Income into the Collection Account within twenty-four hours of receipt. For the avoidance of doubt, (i) any distributions to the holder of the Series 2023-GOT Trust Certificate shall be made to the Collection Account in accordance with the Series 2023-GOT Series Supplement for so long as the Series 2023-GOT Trust Certificate is subject to a Transaction and (ii) the Underlying Servicer shall remit collections in respect of the Participated Assets in accordance with the MPSA, and shall not be required to remit such funds to the Collection Account. Neither Seller nor Master Servicer nor the Underlying Servicer, as applicable, may give any instruction with respect to the Collection Account. On the Payment Date, the Master Servicer or the Underlying Servicer, as applicable, shall prepare a detailed payment report in form and substance acceptable to Buyer, which sets forth a reconciliation of all Income received through but not including such Payment Date (excluding Income detailed in any such report provided in connection with a prior Payment Date), and the amount of Periodic Advance Repurchase Payment due on the Purchased Mortgage Loans and, based on such report as approved by Buyer, Buyer shall withdraw any funds on deposit in the Collection Account and remit such funds to be applied as follows: (1) any amounts due to Wilmington Savings Fund Society, FSB, as Owner Trustee of the Buyer; (2) any amounts due to Buyer on account of due and unpaid Price Differential in accordance with Section 5(b); (3) any amounts due to Buyer on account of a Margin Deficit in accordance with Section 4; (4) all amounts offset and applied by Buyer pursuant to Section 5(d); (5) any other Expenses, fees, including Facility Fees, or amounts due Buyer under the Repurchase Agreement; (6) any amounts due and owing under Section 15; (7) to Bond Facility Buyer, any amounts then due and payable to Bond Facility Buyer under the Bond Facility pursuant to priorities (1) through (6) of Section 5(a) of the Bond Repurchase Agreement until such amounts then due and payable thereunder have been paid in full; (8) to the Participation Parties, to pay any Trust Expenses that were not paid under Section 3.01(a)(ii) of the Series 2023-GOT Series Supplement because of the applicable Annual Expense Cap; and (9) (8) the remainder of funds to Seller.

37!Unexpected End of Formula USActive 59174144.11 Notwithstanding the foregoing and without limiting any remedies of Buyer provided herein, if there exists any shortfall in the payment of items (1) –– (7) on any Payment Date, Seller shall pay to Buyer on such Payment Date an amount equal to any such shortfall in accordance with Section 9. (b) Notwithstanding that Buyer and Seller intend that the Transactions hereunder with respect to the Purchased Assets be sales to Buyer of the Purchased Mortgage LoansAssets, Seller shall pay to Buyer the accreted value of the Price Differential (less any amount of such Price Differential previously paid by Seller to Buyer) of each Transaction through but not including each Payment Date (each such payment, a “Periodic Advance Repurchase Payment”) on each Payment Date. If Seller fails to make all or part of the Periodic Advance Repurchase Payment by [*], New York City time, on the Payment Date, Seller shall be obligated to pay to Buyer (in addition to, and together with, the Periodic Advance Repurchase Payment) interest on the unpaid amount of the Periodic Advance Repurchase Payment at a rate per annum equal to the Post-Default Rate (the “Late Payment Fee”) until the overdue Periodic Advance Repurchase Payment is received in full by Buyer. (c) Seller shall hold or cause to be held for the benefit of, and in trust for, Buyer all income, including without limitation all Income received by or on behalf of Seller with respect to such Purchased Mortgage LoansAssets. All such Income shall be held in trust for Buyer, shall constitute the property of Buyer and shall not be commingled with other property of Seller, any affiliate of Seller or Master Servicer except as expressly permitted above in this Section 5. Funds deposited in the Collection Account during any month shall be held therein, in trust for Buyer. (d) Buyer shall offset against the Repurchase Price of each such Transaction all Income and Periodic Advance Repurchase Payments actually received by Buyer for such Transaction pursuant to Sections 5(a) and 5(b) as of the applicable Repurchase Date, respectively, excluding any Late Payment Fees paid pursuant to Section 5(b); it being understood that the Late Payment Fees are properties of Buyer that are not subject to offset against the Repurchase Price. (e) Seller shall not change the identity or location of the Collection Account. Seller shall from time to time, at its own cost and expense, execute such directions to Buyer, and other papers, documents or instruments as may be reasonably requested by Buyer with respect to the Collection Account. (f) Seller shall promptly notify Buyer of each deposit in the Collection Account, and each withdrawal from the Collection Account, made by it with respect to Mortgage Loans owned by Buyer and serviced by Seller, Master Servicer, or Underlying Servicer. Seller shall also promptly deliver to Buyer photocopies of all periodic bank statements and other records relating to the Collection Account. (g) The amount required to be paid or remitted by Seller to Buyer, including any Periodic Advance Repurchase Payment, not made when due shall bear interest from the due date until the remittance, transfer or payment is made, payable by Seller, at the lesser of the Post-Default Rate or the maximum rate of interest permitted by law. If there is no maximum rate of interest specified by applicable law, interest on such sums shall accrue at the Post-Default Rate. (h) Notwithstanding anything to the contrary herein, if, on or prior to any determination of the Benchmark, Buyer determines in its sole discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the then applicable Benchmark, (ii) the then applicable Benchmark is no longer in existence, (iii) continued implementation of the then applicable Benchmark is no longer administratively feasible or no significant market practice for the administration of the then applicable Benchmark exists, (iv) the then applicable Benchmark will not adequately and fairly reflect the cost to Buyer of purchasing or maintaining Purchased Assets hereunder, or (v) the administrator of the then applicable Benchmark or a Governmental Authority

38!Unexpected End of Formula USActive 59174144.11 having jurisdiction over Buyer has made a public statement identifying a specific date after which the then applicable Benchmark shall no longer be made available or used for determining the interest rate of loans (the events described in clauses (i) through (v), “Benchmark Transition Events”), Buyer may give prompt notice thereof to Seller, whereupon, in Buyer’s sole discretion and subject to the final sentence of this Section 5(h), the rate that will replace the Benchmark for the accrual period immediately succeeding such Payment Date, and for all subsequent accrual periods until such notice has been withdrawn by Buyer, shall be the greater of (i) an alternative benchmark rate and (ii) zero, in lieu of the then-applicable Benchmark (any such rate, a “Benchmark Replacement Rate”), together with any proposed any Benchmark Administration Changes. In selecting a Benchmark Replacement Rate, Buyer shall reasonably consider (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Federal Reserve Bank of New York or any other relevant Governmental Authority and (ii) any evolving or then-prevailing market convention for determining a rate of interest for Dollar-denominated syndicated or bilateral credit facilities. (i) In connection with the implementation and administration of a Benchmark, Buyer will have the right to make Benchmark Administration Changes from time to time with respect to the Benchmark and will promptly notify Seller of the effectiveness of any such Benchmark Administration Changes. (j) The Owner Trustee (i) shall have no responsibility or liability for the monitoring or determining of SOFR or any Benchmark, (ii) shall have no responsibility or liability for determining or selecting a replacement Benchmark or whether the conditions for the selection of such replacement Benchmark have been satisfied and shall be entitled to rely upon any designation of a replacement Benchmark (and the methodology or conventions for calculating such replacement Benchmark) specified by the Buyer, (iii) shall have no responsibility or liability for calculating or applying such replacement Benchmark, (iv) shall have no obligation to determine or select any methodology or convention for calculating a replacement Benchmark and shall be entitled to rely upon any selection or designation of such a rate (and any modifier) as specified by the Buyer and (v) shall have no responsibility or liability for any failure or delay of the Buyer in performing its duties under this Agreement or any related documents as a result of (A) the unavailability of SOFR or any other Benchmark, or any replacement Benchmark or the unavailability of the methodology or conventions for such calculations, or (B) the failure or delay of the Buyer to deliver a replacement Benchmark, or (C) the failure or delay of the Buyer in providing any direction, instruction, clarification, notice, or information requested or contemplated by the terms of this Agreement. SECTION 6. REQUIREMENT OF LAW (a) If any Requirement of Law (other than with respect to any amendment made to Buyer’s certificate of incorporation and bylaws or other organizational or governing documents) including those regarding capital adequacy, or any change in the interpretation or application of any Requirement of Law thereof or compliance by Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof: (i) shall subject Buyer to any Non-Excluded Taxes (other than Taxes imposed on payments under this Agreement or any other Program Documents) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account

39!Unexpected End of Formula USActive 59174144.11 of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of Buyer; (iii) shall impose on Buyer any other condition; and the result of any of the foregoing is to increase the cost to Buyer, by an amount which Buyer deems to be material, of entering, continuing or maintaining any Transaction or to reduce any amount due or owing hereunder in respect thereof, or shall have the effect of reducing Buyer’s rate of return then, in any such case, Seller shall promptly pay Buyer such additional amount or amounts as calculated by Buyer in good faith as will compensate Buyer for such increased cost or reduced amount receivable. (b) If Buyer shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to Buyer’s certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by Buyer or any corporation controlling Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on Buyer’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration Buyer’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by Buyer to be material, then from time to time, Seller shall promptly pay to Buyer such additional amount or amounts as will compensate Buyer for such reduction. (c) If Buyer becomes entitled to claim any additional amountsamount pursuant to this Section 6, it shall promptly notify Seller of the event by reason of which it has become so entitled. A certificate as to any additional amountsamount payable pursuant to this Section submitted by Buyer to Seller shall be conclusive in the absence of manifest error. SECTION 7. TAXES. (a) Any and all payments by or on behalf of Seller under or in respect of this Agreement or any other Program Documents to which Seller is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, “Taxes”), unless required by law. If any Person shall be required under any applicable Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Agreement or any of the other Program Documents to Buyer (including, for purposes of Section 6 and this Section 7, any agent, assignee, successor or participant), (i) Seller shall make all such deductions and withholdings in respect of Taxes, (ii) Seller shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any Requirement of Law, and (iii) the sum payable by Seller shall be increased as may be necessary so that after Seller has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 7) such Buyer receives an amount equal to the sum it would have received had no such deductions or withholdings been made in respect of Non-Excluded Taxes. For purposes of this Agreement the term “Non-Excluded Taxes” are Taxes other than, in the case of Buyer, (i) Taxes that are imposed on or measured by its overall net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, as a result of Buyer being organized under the laws of, or having its principal office, or its applicable lending office, located in, the jurisdiction imposing such Tax, or any political subdivision thereof, unless such Taxes are imposed as a result of Buyer having executed, delivered or performed its obligations or received

40!Unexpected End of Formula USActive 59174144.11 payments under, or enforced, this Agreement or any of the other Program Documents (in which case such Taxes will be treated as Non-Excluded Taxes), and (ii) Taxes imposed as a result of its failure to comply with Section 7(e) or Section 7(f), and (iii) Taxes imposed as a result of its failure to comply with FATCA. (b) In addition, Seller hereby agrees to pay or, at the Buyer’s option, timely reimburse it for payment of, any present or future stamp, recording, documentary, excise, filing, intangible, property or value-added taxes, or similar taxes, charges or levies that arise from any payment made under or in respect of this Agreement or any other Program Document or from the execution, delivery, enforcement or registration of, any performance, receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Program Document (collectively, “Other Taxes”). (c) Seller hereby agrees to indemnify Buyer (including its Beneficial Tax Owners) for, and to hold it harmless against, the full amount of Non-Excluded Taxes and Other Taxes, and the full amount of Taxes of any kind imposed by any jurisdiction on amounts payable under this Section 7 imposed on or paid by such Buyer (or any Beneficial Tax Owners thereof) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. A certificate as to the amount of such Taxes or liabilities delivered to Seller by Buyer shall be conclusive absent manifest error. The indemnity by Seller provided for in this Section 7(c) shall apply and be made whether or not the Non- Excluded Taxes, Other Taxes or any other liabilities for which indemnification hereunder is sought have been correctly or legally asserted. Any amounts payable by Seller under the indemnity set forth in this Section 7(c) shall be paid within [*] from the date on which Buyer makes written demand therefor. (d) Within [*] after the date of any payment of Taxes, Seller (or any Person making such payment on behalf of Seller) shall furnish to Buyer for its own account a certified copy of the original official receipt evidencing payment thereof. (e) For purposes of this Section 7(e), the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Code. Each Buyer (including for avoidance of doubt any assignee, successor or participant) that either (i) is not organized under the laws of the United States, any State thereof, or the District of Columbia or (ii) whose name does not include “Incorporated,” “Inc.,” “Corporation,” “Corp.,” “P.C.,” “insurance company,” or “assurance company” (a “Non-Exempt Buyer”) shall deliver or cause to be delivered to Seller (or to the participating Buyer, in the case of a participant) the following properly completed and duly executed documents: (i) in the case of a Non-Exempt Buyer that is not a United States person or is a disregarded entity for U.S. federal income tax purposes owned by a person that is not a United States person, a complete and executed (x) U.S. Internal Revenue Service Form W-8BEN with Part II completed or U.S. Internal Revenue Service Form W-8BEN-E with Part III completed, as applicable, in which such Buyer claims the benefits of a tax treaty with the United States providing for a zero or reduced rate of withholding (or any successor forms thereto), including all appropriate attachments or (y) a U.S. Internal Revenue Service Form W-8ECI (or any successor forms thereto); or (ii) in the case of a Non-Exempt Buyer that is an individual, (x) for non-United States persons, a complete and executed U.S. Internal Revenue Service Form W-8BEN (or any successor forms thereto) and a certificate substantially in the form of Exhibit F (a “Section 7 Certificate”) or (y) for United States persons, a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto); or (iii) in the case of a Non-Exempt Buyer that is organized under the laws of the United States, any State thereof, or the District of Columbia and that is not a disregarded entity for U.S.

41!Unexpected End of Formula USActive 59174144.11 federal income tax purposes owned by a person that is not a United States person, a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto); or (iv) in the case of a Non-Exempt Buyer that (x) is not organized under the laws of the United States, any State thereof, or the District of Columbia and (y) is treated as a corporation for U.S. federal income tax purposes, a complete and executed U.S. Internal Revenue Service Form W-8BEN-E (or any successor forms thereto) and a Section 7 Certificate; or (v) in the case of a Non-Exempt Buyer that (A) is treated as a partnership or other non- corporate entity, and (B) is not organized under the laws of the United States, any State thereof, or the District of Columbia, (x)(i) a complete and executed U.S. Internal Revenue Service Form W-8IMY (or any successor forms thereto) (including all required documents and attachments) and (ii) a Section 7 Certificate, and (y) in the case of a non-withholding foreign partnership or trust, without duplication, with respect to each of its beneficial owners and the beneficial owners of such beneficial owners looking through chains of owners to individuals or entities that are treated as corporations for U.S. federal income tax purposes (all such owners, “Beneficial Tax Owners”), the documents that would be provided by each such Beneficial Tax Owner if such Beneficial Tax Owner were Buyer; or (vi) in the case of a Non-Exempt Buyer that is disregarded for U.S. federal income tax purposes, the document that would be required by clause (i), (ii), (iii), (iv), (v), (vii) and/or this clause (vi) of this Section 7(e) with respect to its Beneficial Tax Owner if such Beneficial Tax Owner were Buyer; or (vii) in the case of a Non-Exempt Buyer that (A) is not a United States person and (B) is acting in the capacity of an “intermediary” (as defined in U.S. Treasury Regulations), (x)(i) a U.S. Internal Revenue Service Form W-8IMY (or any successor form thereto) (including all required documents and attachments) and (ii) a Section 7 Certificate, and (y) if the intermediary is a “non-qualified intermediary” (as defined in U.S. Treasury Regulations), from each person upon whose behalf the “non-qualified intermediary” is acting the documents that would be required by clause (i), (ii), (iii), (iv), (v), (vi), and/or this clause (vii) with respect to each such person if each such person were Buyer. If a Buyer provides a form pursuant to Section 7(e)(i)(x) and the form provided by the Buyer at the time such Buyer first becomes a party to this Agreement or, with respect to a grant of a participation, the effective date thereof, indicates a United States interest withholding tax rate under the tax treaty in excess of zero, withholding tax at such rate shall be treated as Taxes other than “Non-Excluded Taxes” (“Excluded Taxes”) and shall not qualify as Non-Excluded Taxes unless and until such Buyer provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered Excluded Taxes solely for the periods governed by such form. If, however, on the date a Person becomes an assignee, successor or participant to this Agreement, the Buyer transferor was entitled to indemnification or additional amounts under this Section 7, then the Buyer assignee, successor or participant shall be entitled to indemnification or additional amounts to the extent that the Buyer transferor was entitled to such indemnification or additional amounts for Non-Excluded Taxes, and the Buyer assignee, successor or participant shall be entitled to additional indemnification or additional amounts for any other or additional Non-Excluded Taxes. (f) If a payment made to a Buyer under or in respect of this Agreement or any other Program Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Buyer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code or any intergovernmental agreement enacted to implement Sections

1471 through 1474 of the Code, as applicable), such Buyer shall deliver to Seller (or the participating Buyer, in the case of a participant) at the time or times prescribed by law and at such time or times reasonably requested by Seller (or such participating Buyer) such documentation prescribed by applicable law and such additional documentation reasonably requested by Seller (or such participating Buyer) as may be necessary for Seller (or such participating Buyer) to comply with their obligations under FATCA and to determine that such Buyer has complied with such Buyer's obligations under FATCA or to determine the amount to deduct and withhold from such payment.

(g) For any period with respect to which a Buyer has failed to provide Seller (or the participating Buyer, in the case of a participant) with the appropriate form, certificate or other document described in Section 7(e) (other than if such failure is due to a change in any Requirement of Law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided), such Buyer shall not be entitled to indemnification or additional amounts under subsection (a) or (c) of this Section 7 with respect to Non-Excluded Taxes imposed by the United States by reason of such failure; provided, however, that should a Buyer become subject to Non-Excluded Taxes because of its failure to deliver a form, certificate or other document required hereunder, Seller shall take such steps as such Buyer shall reasonably request, to assist such Buyer in recovering such Non-Excluded Taxes.

(h) Without prejudice to the survival of any other agreement of Seller, the agreements and obligations of Seller contained in this Section 7 shall survive the termination of this Agreement and the other Program Documents. Nothing contained in Section 6 or this Section 7 shall require Buyer to complete, execute or make available any of its Tax returns or any other information that it deems to be confidential or proprietary, or whose completion, execution or submission would, in Buyer's judgment, materially prejudice Buyer's legal or commercial position.

(i) Notwithstanding the foregoing and subject to Section 7(h) above, upon any determination and notice to Seller by Buyer that Buyer has become entitled to claim any additional amounts pursuant to Section 7(a) or 7(b) above, Seller may, upon written notice to Buyer, elect to terminate the Transactions in accordance with Section 3 hereof as of the immediately succeeding Payment Date, and, in lieu of paying any such amounts to Buyer, pay Buyer any amounts otherwise then due and owing under the terms of this Agreement, including, without limitation, the Yield Maintenance Fee.

## SECTION 8. SECURITY INTEREST; BUYER'S APPOINTMENT AS ATTORNEY-IN-FACT

(a) Security Interest Grant. On each applicable Purchase~~ Date and Additional Advance~~ Date, Seller hereby sells, assigns and conveys all of Seller's rights and interests in the Purchased ~~Mortgage Loans~~Assets identified on the related ~~Mortgage Loan~~Purchased Asset Schedule, including for the avoidance of doubt (x) the Purchased Mortgage Loans and (y) the ~~Purchased Mortgage Loans related thereto~~Series 2023-GOT Trust Certificate. Although the parties intend that all Transactions hereunder ~~(relating to the Purchased Mortgage Loans)~~ be sales and purchases and not loans (other than as set forth in Section 21 for U.S. tax purposes), in the event any such Transactions are deemed to be loans, ~~and~~or in ~~any~~the event that a transfer of a Purchased Asset is otherwise ineffective to effect an outright transfer of such Purchased Asset to Buyer, and as security for the performance by Seller of all of Seller's Obligations to Buyer under the Program Documents and the Transactions entered into under this Agreement, Seller hereby grants, assigns and pledges to Buyer, as security for the performance by Seller of its Obligations, a fully perfected first priority security interest in Seller's rights, title and interest in (i) the Purchased ~~Mortgage Loans~~Assets and to the extent of Seller's rights and interests therein, if any, the Underlying Participation Interests; (ii) the Records related to the Purchased ~~Mortgage Loans~~Assets; (iii) the Program Documents; (iv) the Underlying Participation Interest Documents (to the extent such ~~Program~~Underlying

42~~!Unexpected End of Formula~~

USActive 59174144.11

43!Unexpected End of Formula USActive 59174144.11 Participation Interest Documents and Seller’s right thereunder relate to the Purchased Mortgage LoansAssets); (ivv) any Property relating to any Purchased Mortgage Loan or the related Mortgaged Property; (vvi) any takeout commitments relating to any Purchased Mortgage LoansAssets; (vivii) any Servicing Rights relating to any Purchased Mortgage LoanAssets; (viiviii) all insurance policies and insurance proceeds relating to any Purchased Mortgage LoanAsset or the related Mortgaged Property, including but not limited to any payments or proceeds under any related primary insurance or hazard insurance; (viiiix) any Income relating to any Purchased Mortgage LoanAsset; (ixx) the Collection Account; (xxi) any other contract rights, accounts (including health-care-insurance receivables) relating to any Purchased Asset; (xixii) any interest of Seller in escrow accounts and any other payments, rights to payment (including payments of interest or finance charges) related to the Purchased Mortgage LoansAssets and general intangibles to the extent that the foregoing relate to any Purchased Mortgage Loan; (xii) any other assets relating to the Purchased Mortgage Loans (including, without limitation, any other accounts),Assets; (xiii) any interest in the Purchased Mortgage LoansAssets; (xiv) accounts related to the Purchased Mortgage LoansAssets; (xv) chattel paper constituting or related to the Purchased Mortgage LoansAssets (including electronic chattel paper); goods constituting or related to the Purchased Mortgage LoansAssets (including inventory and equipment and any accessions thereto); (xvi) instruments (including promissory notes) constituting or related to the Purchased Mortgage LoansAssets; (xvii) documents constituting or related to the Purchased Mortgage LoansAssets; (xviii) investment property constituting or related to the Purchased Mortgage LoansAssets; (xix) letters of credit, letter-of- credit rights, if any (whether or not the letter of credit is evidenced by a writing) relating to any Purchased Asset; (xx) securities and all other investment property; money, deposit accounts, and any other contract rights or rights to the payment of money relating to any Purchased Asset; (xxi) general intangibles constituting or related to the Purchased Mortgage LoansAssets (including payment intangibles and software) together with all accessions and additions thereto and substitutions and replacements therefor; (xxii) all Purchased Assets (as defined in the Bond Repurchase Agreement) or other collateral pledged under the Bond Repurchase Agreement; and (xxiii) all products and proceeds related to the Purchased Mortgage LoansAssets and Purchased Assets (as defined in the Bond Repurchase Agreement), in all instances, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (collectively, the “Related Purchased Mortgage Loans”Collateral”), which Collateral, for the avoidance of doubt, shall exclude the Underlying Mortgage Loans (except to the extent of (i) the Underlying Participation Interest therein and (ii) the Series 2023-GOT Trust Certificate representing beneficial ownership interest in such Underlying Participation Interest). (b) Servicing Released Basis. Seller acknowledges that it has sold the Purchased Mortgage Loans to Buyer on a servicing released basis and it has no rights to service the Purchased Mortgage Loans. Without limiting the generality of the foregoing and in the event that the transaction is recharacterized, and/or if Seller is otherwise deemed to have retained any Servicing Rights in the Purchased Mortgage Loans, Seller grants, assigns and pledges to Buyer a security interest in all Servicing Rights related to the Purchased Mortgage Loans and all proceeds related thereto and in all instances, whether now owned or hereafter acquired, now existing or hereafter created. The foregoing provision is intended to constitute a security agreement or other arrangement or other credit enhancement related to the Agreement and Transactions hereunder as defined under Sections 101(47)(v) and 741(7)(xi) of the Bankruptcy Code. (c) Termination of Security Interest. (i) Buyer’s security interest in any individual Purchased Mortgage LoanAsset and any Related Purchased Mortgage LoansCollateral related to such Purchased Mortgage LoanAsset shall terminate on the related Repurchase Date for such Purchased Mortgage LoanAsset upon Buyer’s confirmation of receipt of payment by Seller in full of the related

44!Unexpected End of Formula USActive 59174144.11 Repurchase Price of such Purchased Mortgage LoanAsset, which termination shall occur automatically and without further notice or consent. (ii) Following termination of the security interest as specified in this Section 8, on written request of Seller, Buyer shall deliver to Seller such UCC termination statements (or authorize Seller to file the same) and other release documents as may be required in order to terminate a security interest or give notice thereof under the UCC, and return the Related Purchased Mortgage LoansAssets to Seller, as applicable, and reconvey the Purchased Mortgage LoansAssets to Seller and release its security interest in the Purchased Mortgage LoansAssets and related collateral. (d) Deemed Security Agreement. For purposes of the grant of the security interest pursuant to this Section 8, this Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the “UCC”). Buyer shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (a) Buyer, at Seller’s sole cost and expense, as applicable, shall cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC financing statements and continuation statements (collectively, the “Filings”), and shall forward copies of such Filings to Seller upon the filing thereof, and (b) Seller shall from time to time take such further actions as may be requested by Buyer to maintain and continue the perfection and first priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to Buyer hereunder). (e) UCC Financing Statements and Intent. In connection with the security interests granted pursuant to this Agreement, Seller authorizes the filing of UCC financing statements describing the Related Purchased Mortgage LoansCollateral. Seller shall not cause any Purchased Mortgage Loan that is not evidenced by an instrument or chattel paper to be so evidenced. If a Purchased Mortgage Loan becomes evidenced by an instrument or chattel paper, the same shall be immediately delivered to Custodian on behalf of Buyer, together with endorsements required by Buyer. Seller hereby authorizes Buyer to file such financing statement or statements relating to the Related Purchased Mortgage LoansCollateral and the Servicing Rights as Buyer, at its option, may deem appropriate. Seller shall pay the searching and filing costs for any financing statement or statements prepared or searched for pursuant to this Agreement. The foregoing provisions of this Section 8(a) are intended to constitute a security agreement or other arrangement or other credit enhancement related to the Agreement and Transactions hereunder as defined under Sections 101(47)(v) and 741(7)(xi) of the Bankruptcy Code. SECTION 9. PAYMENT, TRANSFER; ACCOUNTS (a) Payments and Transfers of Funds. Unless otherwise mutually agreed in writing, all transfers of funds to be made by Seller hereunder shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to Buyer in accordance with the wire instructions set forth on Schedule 5, on the date on which such payment shall become due. (b) Remittance of Purchase Price or Purchase Price Increase. On the Purchase Date for each Transaction, (i) with respect to any Purchased Mortgage Loans, ownership of thesuch Purchased Mortgage Loans shall be transferred to Buyer or its designee against the simultaneous transfer of the Purchase Price, (ii) with respect to the Series 2023-GOT Trust Certificate, all right, title and interest of Seller in the Series 2023-GOT Trust Certificate shall be transferred to Buyer or its designee against the simultaneous transfer of the Purchase Price and (iii) with respect to the Underlying Participation Interests, all right, title and interest of Seller in the Underlying Participation Interests shall be transferred to the Series

45!Unexpected End of Formula USActive 59174144.11 2023-GOT Trust against the simultaneous transfer of the related Purchase Price Increase in respect of the Series 2023-GOT Trust Certificate. Buyer’s payment of Purchase Price (or Purchase Price Increase) on any Purchase Date or Additional Advance Date, as applicable, may, at Buyer’s discretion, net any accrued and unpaid Price Differential with respect to any or all Purchased Mortgage LoansAssets up to and including such Purchase Date or Additional Advance Date, whether or not such Price Differential is then due and payable. With respect to the Purchased Mortgage Loans and/or Principal Advance thereonAssets being sold by Seller on a Purchase Date or Additional Advance Date, as applicable, Seller hereby sells, transfers, conveys and assigns to Buyer or its designee without recourse, but subject to the terms of this Agreement, all the right, title and interest of Seller in and to the Purchased Mortgage LoansAssets together with all right, title and interest in and to the proceeds of any related Purchased Mortgage LoansAssets. Buyer has the right to designate each servicer of the Purchased Mortgage Loans; the Servicing Rights and other servicing provisions under this Agreement relating to the Purchased Mortgage Loans are not severable from or to be separated from the Purchased Mortgage Loans under this Agreement; and, such Servicing Rights and other servicing provisions of this Agreement constitute (a) “related terms” under this Agreement within the meaning of Section 101(47)(A)(i) of the Bankruptcy Code and/or (b) a security agreement or other arrangement or other credit enhancement related to the Program Documents. (c) Fees. Seller shall pay in immediately available funds to Buyer all fees, including without limitation, the Facility Fees, as and when required hereunder. All such payments shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer. Without limiting the generality of the foregoing or any other provision of this Agreement, Buyer may withdraw and retain from the Collection Account any Facility Fees due and owing to Buyer. SECTION 10. RESERVED SECTION 11. REPRESENTATIONS Seller represents and warrants to Buyer that as of the Purchase Date for any Purchased Mortgage LoansAsset and as of the date of this Agreement and any Transaction hereunder and at all times while the Program Documents are in full force and effect and/or any Transaction hereunder is outstanding: (a) Acting as Principal. Seller will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal). (b) No Broker. Seller has not dealt with any broker, investment banker, agent, or other person, except for Buyer, who may be entitled to any commission or compensation in connection with the sale of Purchased Mortgage LoansAssets pursuant to this Agreement. (c) Financial Statements. The Seller has heretofore furnished to Buyer a copy, certified by its president or chief financial officer, of its (a) Financial Statements for the Financial Reporting Group for the fiscal year ended the Annual Financial Statement Date, setting forth in each case in comparative form the figures for the previous year, with an unqualified opinion thereon of an Approved CPA and (b) Financial Statements for the Financial Reporting Group for such monthly period(s), of the Financial Reporting Group up until Monthly Financial Statement Date, setting forth in each case in comparative form the figures for the previous year. All such Financial Statements are complete and correct and fairly present, in all material respects, the consolidated and consolidating financial condition of the Financial Reporting Group and the consolidated and consolidating results of its operations as at such dates and for such monthly periods, all in accordance with GAAP. Since the Annual Financial Statement Date,

46!Unexpected End of Formula USActive 59174144.11 there has been no material adverse change in the consolidated business, operations or financial condition of the Financial Reporting Group taken as a whole from that set forth in said Financial Statements nor is Seller aware of any state of facts which (without notice or the lapse of time) would or could result in any such material adverse change or could have a Material Adverse Effect. The Seller does not have, on the Annual Financial Statement Date, any liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long term leases or unusual forward or long term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no unrealized or anticipated losses from any loans, advances or other commitments of the Seller except as heretofore disclosed to Buyer in writing. (d) Organization, Etc. Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Seller (a) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; (b) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary; and (c) has full power and authority to execute, deliver and perform its obligations under the Program Documents. (e) Authorization, Compliance, Approvals. The execution and delivery of, and the performance by Seller of its obligations under, the Program Documents to which it is a party (a) are within Seller’s powers, (b) have been duly authorized by all requisite action, (c) do not violate any provision of applicable law, rule or regulation, or any order, writ, injunction or decree of any court or other Governmental Authority, or its organizational documents, (d) do not violate any indenture, agreement, document or instrument to which Seller or any of Seller’s Subsidiaries is a party, or by which any of them or any of their properties, any of the Purchased Mortgage Loans, Related Purchased Mortgage LoansAssets, Collateral or Servicing Rights is bound or to which any of them is subject and (e) are not in conflict with, do not result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be provided by any Program Document or the Series 2023-GOT Trust Assignment and Contribution Agreement, result in the creation or imposition of any Lien upon any of the property or assets of Seller or any of Seller’s Subsidiaries pursuant to, any such indenture, agreement, document or instrument. Seller is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the consummation of the Transactions contemplated herein and the execution, delivery or performance of the Program Documents to which it is a party. (f) Litigation. There are no actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting Seller or any of Seller’s Subsidiaries or affecting any of the Purchased Mortgage Loans, the Related Purchased Mortgage LoansAssets, Collateral, the Servicing Rights or any of the other properties of Seller before any Governmental Authority which (i) questions or challenges the validity or enforceability of the Program Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) except as disclosed to Buyer, makes a claim or claims in an aggregate amount greater than the Litigation Threshold, (iii) individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, (iv) requires filing with the SEC in accordance with its regulations or (v) relates to any violation of the Home Ownership and Equity Protection Act or any state, city or district high cost home mortgage or predatory lending law. (g) Purchased Mortgage Loans and Servicing Rights. (i) Seller has not assigned, pledged, or otherwise conveyed or encumbered any Purchased Mortgage Loan or related Servicing Rights to any other Person, and immediately prior

47!Unexpected End of Formula USActive 59174144.11 to the sale of such Purchased Mortgage Loan and related Servicing Rights to Buyer, Seller was the sole owner of such Purchased Mortgage Loan and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the sale to Buyer hereunder. (ii) The provisions of this Agreement are effective to either constitute a sale of the Related Purchased Mortgage LoansAssets to Buyer or to create in favor of Buyer a valid first priority security interest in all right, title and interest of Seller in, to and under the Related Purchased Mortgage LoansCollateral. (h) Legal Name; Chief Executive Office/Jurisdiction of Organization. Seller does not operate in any jurisdiction under a trade name, division name or name other than those names previously disclosed in writing by Seller to Buyer. On the Effective Date, Seller’s chief executive office is located as specified on the signature page hereto. On the Effective Date, Seller’s exact legal name is the name set forth for it on the signature page hereto. Seller’s sole jurisdiction of organization is the State of Delaware. Seller is a limited liability company. Each of Seller’s prior executive offices, exact legal names, jurisdictions of organization, types of organization and organizational identification numbers, if any, are set forth on Schedule 8. (i) Location of Books and Records. The location where Seller keeps its books and records, including all computer tapes, computer systems and storage media and records related to the Related Purchased Mortgage LoansCollateral is its chief executive office. (j) Enforceability. This Agreement and all of the other Program Documents executed and delivered by Seller in connection herewith are legal, valid and binding obligations of Seller and are enforceable against Seller in accordance with their terms except as such enforceability may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Requirement of Law affecting creditors’ rights generally and (ii) general principles of equity. (k) Ability to Perform. Seller does not believe or have any reason or cause to believe, that it cannot perform each and every covenant contained in the Program Documents to which it is a party on its part to be performed. (l) No Default. No Default or Event of Default has occurred and is continuing. (m) No Adverse Selection. Seller has not selected the Purchased Mortgage Loans in a manner so as to adversely affect Buyer’s interests. (n) Scheduled Indebtedness. All Indebtedness of Seller that consists of senior debt, subordinated debt, lines of credit, warehouse facilities, repurchase facilities and other financing arrangements that are presently in effect and/or outstanding is listed on Schedule 3 hereto (the “Scheduled Indebtedness”) and no defaults or events of default exist thereunder. (o) Accurate and Complete Disclosure. The information, reports, Financial Statements, exhibits and schedules furnished in writing by or on behalf of Seller to Buyer in connection with the negotiation, preparation or delivery of this Agreement or performance hereof and the other Program Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the Original Closing Date by or on behalf of Seller to Buyer in connection with this Agreement and the other Program Documents and the transactions

48!Unexpected End of Formula USActive 59174144.11 contemplated hereby and thereby including without limitation, the information set forth in the related Mortgage LoanPurchased Asset Schedule, will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to Seller, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Program Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to Buyer for use in connection with the transactions contemplated hereby or thereby. (p) Margin Regulations. The use of all funds acquired by Seller under this Agreement will not conflict with or contravene any of Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System as the same may from time to time be amended, supplemented or otherwise modified. (q) Investment Company. None of Seller or any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. (r) Solvency. As of the date hereof and immediately after giving effect to each Transaction, the fair value of the assets of Seller is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the Financial Statements of Seller in accordance with GAAP) of Seller and Seller is solvent and, after giving effect to the transactions contemplated by this Agreement and the other Program Documents, will not be rendered insolvent or left with an unreasonably small amount of capital with which to conduct its business and perform its obligations. Seller does not intend to incur, nor does it believe that it has incurred, debts beyond its ability to pay such debts as they mature. Seller is not contemplating the commencement of an insolvency, bankruptcy, liquidation, or consolidation proceeding or the appointment of a receiver, liquidator, conservator, trustee, or similar official in respect of itself or any of its property. (s) ERISA. Neither Seller nor any of its ERISA Affiliates sponsors, maintains, contributes to (or has an obligation to contribute to), or has any liability (contingent or otherwise) with respect to any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA, Section 412 of the Code, or Section 302 of ERISA (a “Plan”). (t) Taxes. (i) Seller have timely filed all material income, franchise and other Tax returns that are required to be filed by them and have timely paid all Taxes due and payable by them or imposed with respect to any of their property and all other fees and other charges imposed on them or any of their property by any Governmental Authority, except for any such Taxes the amount or validity of which is currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP. (ii) There are no Liens for Taxes with respect to any assets of Seller or Seller’s Subsidiaries, and no claim is being asserted with respect to Taxes of Seller or Seller’s Subsidiaries, except for statutory Liens for Taxes not yet due and payable or for Taxes the amount or validity of which is currently being contested in good faith by appropriate proceedings diligently conducted and, in each case, with respect to which adequate reserves have been provided in accordance with GAAP. (iii) Seller is and has always been treated as a U.S. domestic disregarded entity for U.S. federal income tax purposes.

49!Unexpected End of Formula USActive 59174144.11 (u) No Reliance. Seller has made its own independent decisions to enter into the Program Documents and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. Seller is not relying upon any advice from Buyer as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions. (v) Plan Assets. Seller is not, and during the term of this Agreement will not be, an “employee benefit plan” as defined in Section 3(3) of ERISA, or a “plan” described in Section 4975(e)(1) of the Code, and the Purchased Mortgage Loans are not and will not be at any time during the term of this Agreement “plan assets” within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA, in Seller’s hands and transactions by or with Seller are not and will not be subject to any state or local statute regulating investments of, or fiduciary obligations with respect to, “governmental plans” within the meaning of Section 3(32) of ERISA. (w) Anti-Money Laundering Laws and Anti-Corruption Laws. Seller has complied with Anti-Money Laundering Laws, including without limitation the USA PATRIOT Act of 2001; Seller has established and maintains an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. Seller and each Affiliate of Seller and, to Seller’s knowledge, each director, officer and employee of any of the foregoing are in compliance with all Anti-Money Laundering Laws and Anti-Corruption Laws. (x) Sanctions. None of Seller or any of its Affiliates, officers, directors, partners or members, is an entity or person (or to Seller’s knowledge, owned or controlled by an entity or person): (i) that is a Sanctioned Person; or (ii) whose name otherwise appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website); or (iii) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a “Prohibited Person”). None of Seller or any of its Affiliates, officers, directors, partners or members or, to the knowledge of any such entity or any of its officers, directors, partners or members is subject to any Sanctions, and none of Seller or any of its Affiliates will directly or indirectly use the proceeds of any Transactions contemplated hereunder, or lend, contribute or otherwise make available such proceeds to or for the benefit of any person or entity for the purpose of financing or supporting the activities of any person or entity subject to any such Sanctions. Seller has instituted and maintains policies and procedures reasonably designed to ensure compliance with applicable Sanctions. (y) Subordinated Debt. Seller has no Subordinated Debt. (z) Mortgage Files. With respect to (i) each Purchased Mortgage Loan, Seller has delivered the related Mortgage Files for each related Mortgage Loan to Buyer or its Custodian and (ii) each Underlying Mortgage Loan, Seller has delivered the related Mortgage Files for each related Mortgage Loan to the applicable Custodian. (aa) [Reserved].

50!Unexpected End of Formula USActive 59174144.11 (bb) Organizational Structure; Beneficial Ownership Information. Seller hereby certifies that the organizational chart set forth on Schedule 9 is a true, correct and complete organizational chart of all Affiliates of Seller (other than any securitization entities for which the related securitization Indebtedness is non-recourse to Seller), and each entity listed thereon is an Affiliate of Seller. The information included in any Beneficial Ownership Certification is true and correct in all respects. (cc) Approved Underwriting Guidelines. Seller shall not submit to Buyer for purchaseto be made subject to a Transaction, and Buyer shall have no obligation to purchasemake subject to a Transaction, any Mortgage Loan underwritten in accordance with underwriting guidelines, including amendments to Approved Underwriting Guidelines not expressly approved by Buyer, other than Approved Underwriting Guidelines. (dd) Approvals. To the extent previously approved, Seller is approved by Ginnie Mae as an approved lender. In each such case, Seller is in good standing, with no event having occurred or Seller having any reason whatsoever to believe or suspect will occur, including, without limitation, a change in insurance coverage which would either make Seller unable to comply with the eligibility requirements for maintaining all such applicable approvals or require notification to Ginnie Mae. Seller has adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans and in accordance with Accepted Servicing Practices. (ee) Underlying Participation Interest Documents. A true and complete copy of each such Underlying Participation Interest Document has been delivered to Buyer. Except as disclosed in writing to Buyer, no such document has been amended, waived, modified or is otherwise subject to any other agreement or side letter relating thereto, in each case, in a manner affecting the Underlying Participation Interests. (ff) Underlying Assets Acquired from Transferor. With respect to each Underlying Mortgage Loan transferred by Transferor to the Participation Trust and each Underlying Participation Interest transferred to the UTI Trust (a) such Underlying Asset was acquired and transferred on a legal true sale or true contribution basis pursuant to the related Purchase Agreement, (b) such Transferor received reasonably equivalent value in consideration for the transfer of such Underlying Asset, (c) no such transfer was made for or on account of an antecedent debt owed by such Transferor to the Participation Trust or the UTI Trust, as applicable, (d) no such transfer is or may be voidable or subject to avoidance under the Bankruptcy Code and (e) the representations and warranties made by such Transferor in such Purchase Agreement are hereby incorporated herein mutatis mutandis and are hereby remade by Seller to Buyer as of the date referenced in the related Purchase Agreement. SECTION 12. COVENANTS On and as of the date of this Agreement and each Purchase Date and at all times until this Agreement is no longer in force, Seller covenants as follows: (a) Preservation of Existence; Compliance with Law. Seller shall (i) preserve and maintain its legal existence and all of its rights, privileges, licenses and franchises necessary for the operation of its business; (ii) comply with any applicable Requirement of Law, rules, regulations and orders, whether now in effect or hereafter enacted or promulgated by any applicable Governmental Authority (including, without limitation, all environmental laws); (iii) maintain all licenses, permits or other approvals necessary for Seller to conduct its business and to perform its obligations under the Program Documents, and shall conduct its business strictly in accordance with any applicable Requirement of Law; and (iv) keep

51!Unexpected End of Formula USActive 59174144.11 adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied. (b) Taxes. (i) Seller shall timely file all income, franchise and other Tax returns that are required to be filed by them and shall timely pay all Taxes due and payable by them or imposed with respect to any of their property and all other fees and other charges imposed on them or any of their property by any Governmental Authority, except for any such Taxes the amount or validity of which is currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP. (ii) Seller will be treated as a U.S. disregarded entity for U.S. federal income tax purposes. (c) Notice of Proceedings or Adverse Change. Seller shall give notice to Buyer immediately after: (i) the occurrence of any Default or Event of Default; (ii) any (a) default or event of default under any Indebtedness of Seller, or (b) litigation, investigation, regulatory action or proceeding that is pending or threatened by or against Seller in any federal or state court or before any Governmental Authority which, if not cured or if adversely determined, would reasonably be expected to have a Material Adverse Effect or constitute a Default or Event of Default, and (c) any Material Adverse Effect with respect to Seller; (iii) any litigation or proceeding that is pending or threatened against (a) Seller in which the amount involved exceeds the Litigation Threshold, in which injunctive or similar relief is sought, or which, would reasonably be expected to have a Material Adverse Effect and (b) any litigation or proceeding that is pending or threatened in connection with any of the Purchased Mortgage LoansAssets, the Related Purchased Mortgage LoansCollateral, or the Servicing Rights, which would reasonably be expected to have a Material Adverse Effect; (iv) as soon as reasonably possible, notice of any of the following events: (A) a change in the insurance coverage of Seller, with a copy of evidence of same attached; (B) any change in accounting policies or financial reporting practices of Seller; (C) promptly upon receipt of notice or knowledge of any Lien or security interest (other than security interests created hereby or under any other Program Document) on, or claim asserted against, any of the Purchased Mortgage LoansAssets, the Related Purchased Mortgage LoansCollateral, or the Servicing Rights; (D) any Change in Control or any change in direct or indirect ownership or controlling interest of the direct or indirect owner of Seller; and (E) any other event, circumstance or condition that has resulted, or has a possibility of resulting, in a Material Adverse Effect; (v) Promptly, but no later than [*] after Seller receives notice of the same, (A) any Purchased Mortgage Loan submitted to any third party investor (whole loan or securitization) and rejected for purchase, (B) any request for repurchase of or indemnification for a Purchased Mortgage Loan purchased by a third party investor, (C) the termination or suspension of approval of Seller to sell any Purchased Mortgage Loan to any investor, (D) any other notice received from any third-party investor with respect to the Purchased Mortgage Loans or Seller or (E) any notice of default or notice of termination from the Subservicer; and

52!Unexpected End of Formula USActive 59174144.11 (vi) Seller receives notice of cancellation of any policy of insurance with respect to the Seller, the Seller’s Property, a Purchased Mortgage Loan or any Mortgaged Property securing a Purchased Mortgage Loan. (d) Financial Reporting. Seller shall maintain a system of accounting established and administered in accordance with GAAP consistently applied, and furnish to Buyer, with a certification by the president or chief financial officer of Seller (the following hereinafter referred to as the “Financial Statements”): (i) Within [*] after the close of each fiscal year, audited consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income and retained earnings, stockholders equity and of cash flows as at the end of such year for the Financial Reporting Group for the fiscal year, setting forth in each case in comparative form the figures for the previous year, with an unqualified opinion thereon of an Approved CPA; (ii) Within [*] after the end of each calendar quarter other than a quarter that is also a year-end reporting date addressed in subsection (i) above, the consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income and retained earnings, stockholders equity and of cash flows for the Financial Reporting Group for such quarterly period(s), of the Financial Reporting Group, setting forth in each case in comparative form the figures for the previous year; (iii) Within [*] after the end of each calendar month other than a calendar month that is also a quarter-end reporting date or year-end reporting date addressed in subsection (i) or (ii) above, the consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income and retained earnings and stockholders equity for the Financial Reporting Group for such monthly period(s), of the Financial Reporting Group; (iv) Simultaneously with the furnishing of each of the Financial Statements to be delivered pursuant to subsection (i)-(iii) above, a certificate in the form of Exhibit A to the Pricing Letter and certified by the president, treasurer or chief financial officer of Seller (such certificate, a “Covenant Compliance Certificate”); (v) If applicable, copies of any 10-Ks, 10-Qs, registration statements and other “corporate finance” SEC filings (other than 8-Ks) by Seller within [*] of their filing with the SEC; provided, that, Seller or any Affiliate will provide Buyer with a copy of the annual 10-K filed with the SEC by Seller or its Affiliates, no later than [*] after the end of the year; and (vi) Within [*] of any request by Buyer to Seller, Seller shall deliver to Buyer all information reasonably requested by Buyer, including supporting calculations, documents or instruments reasonably requested by Buyer, that is necessary in the opinion of Buyer in its determination of Market Value in accordance with clause (c) of the “Market Value” definition; (vii) Within [*] of any request by Buyer to Seller, Seller shall deliver to Buyer all information reasonably requested by Buyer, including supporting calculations, documents or instruments reasonably requested by Buyer, that is necessary in the opinion of Buyer in its determination of Market Value in accordance with clause (a) of the “Market Value” definition, which shall include, but not be limited to: (A) Seller attestation to the disbursement paid by Seller for each Purchased Mortgage Loan and (B) the pricing sheet in effect related to the purchase prices for each Purchased Mortgage Loan;

53!Unexpected End of Formula USActive 59174144.11 (viii) Promptly, from time to time, such other information regarding the business affairs, operations and financial condition of Seller as Buyer may reasonably request. (e) Further Assurances. Seller shall execute and deliver to Buyer all further documents, financing statements, agreements and instruments, and take all further actions that may be necessary or desirable under any applicable Requirement of Law, or that Buyer may request, in order to effectuate the transactions contemplated by this Agreement and the Program Documents and/or, without limiting any of the foregoing, to grant, preserve, protect, perfect and maintain continuous perfection of Buyer’s security interest in the Related Purchased Mortgage LoansCollateral created or intended to be created hereby and Buyer’s continuous first-priority security interest in the Related Purchased Mortgage LoansCollateral in favor of Buyer. (f) True and Correct Information. All information, reports, exhibits, schedules, Financial Statements or certificates of Seller or any of Seller’s Affiliates or any of Seller’s officers furnished to Buyer hereunder and during Buyer’s diligence of Seller will be true and complete and will not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. All required Financial Statements, information and reports delivered by Seller to Buyer pursuant to this Agreement shall be prepared in accordance with GAAP, or as applicable, to SEC filings, the appropriate SEC accounting requirements. (g) ERISA Events. Seller shall not and shall not permit any ERISA Affiliate to be in violation of any provision of Section 11(s) of this Agreement and Seller shall not be in violation of Section 11(v) of this Agreement. (h) Financial Condition Covenants. Seller shall comply with the applicable Financial Condition Covenants set forth in the Pricing Letter. (i) [Reserved]Underlying Participation Interest Documents. Seller shall not permit the amendment, modification or waiver of any rights under any Underlying Participation Interest Documents (collectively, a “UPI Modification”) without the prior written consent of Buyer if Buyer notifies Seller prior to the proposed effective date of such UPI Modification of Buyer’s determination that such UPI Modification would have a material adverse effect upon the Underlying Participation Interests and Seller shall deliver any proposed UPI Modification not less than [*] prior to its proposed effective date. (j) Servicer Approval. Seller shall not cause the Purchased Mortgage Loans or the Underlying Mortgage Loans to be serviced or subserviced by any servicer or subservicer other than Master Servicer, Subservicer, Underlying Servicer, or a Servicer expressly approved in writing by Buyer that has entered into a Servicer Notice or a Subservicer Notice in form and substance acceptable to Buyer in its sole discretion. (k) Insurance. Seller shall maintain (i) Fidelity Insurance in respect of its officers, employees and agents in such amounts acceptable to Buyer, which shall include a provision that such policies cannot be terminated or materially modified without at least [*] prior notice to Buyer, (ii) workers’ compensation or approved self-insurance and employer’s liability insurance which shall comply with the statutory requirements of all applicable state and federal laws, (iii) commercial general liability insurance with a minimum combined single limit of liability of [*] per occurrence and [*] aggregate for injury and/or death and/or property coverage, including broad form contractual liability insurance specifically covering this Agreement, (iv) excess coverage with respect to the insurance described in clause (iii) above, with a minimum combined single limit of [*], and (v) errors and omissions insurance covering the actions of the Master Servicer and any Servicer, as applicable, and its officers, employees and agents with a minimum

54!Unexpected End of Formula USActive 59174144.11 combined single limit of [*]. Seller shall notify Buyer of any material change in the terms of any such insurance. Seller shall maintain endorsements for theft of warehouse lender money and collateral, naming Buyer as a loss payee under its Fidelity Insurance and as a direct loss payee/right of action under its errors and omissions insurance policy. (l) Books and Records. Seller shall, to the extent practicable, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Related Purchased Mortgage LoansCollateral in the event of the destruction of the originals thereof), and keep and maintain or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Related Purchased Mortgage LoansCollateral. (m) Illegal Activities. Seller shall not engage in any conduct or activity that could subject its assets to forfeiture or seizure. (n) Material Change in Business. Seller shall not make any material change in the nature of its business as carried on at the date hereof. (o) Limitation on Dividends and Distributions. Except (i) as permitted by Buyer in writing or (ii) to the extent that any of the following is required for Seller to comply with any Requirement of Law, Seller shall not, unless Seller is in compliance with each of the Financial Condition Covenants both immediately prior to and immediately after giving pro forma effect to such proposed action, make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of Seller whether now or hereafter outstanding, or make any other distribution or dividend in respect of any of the foregoing or to any shareholder or equity owner of Seller, either directly or indirectly, whether in cash or property or in obligations of Seller or any of its consolidated Subsidiaries at any time without the prior written consent of Buyer. (p) Scheduled Indebtedness. Without giving prompt notice thereof to Buyer, Seller shall not incur any additional warehouse funding or similar indebtedness, or any other secured indebtedness in excess of [*] (other than the Scheduled Indebtedness listed under the definition thereof). (q) Disposition of Assets; Liens. Seller shall not create, incur, assume or suffer to exist any mortgage, pledge, Lien, charge or other encumbrance of any nature whatsoever (other than Permitted Liens) on any of the Purchased Mortgage LoansAssets, the Related Purchased Mortgage LoansCollateral, or the Servicing Rights, whether real, personal or mixed, now or hereafter owned, other than the Liens created in connection with the transactions contemplated by this Agreement; nor shall Seller cause any of the Purchased Mortgage Loans, Related Purchased Mortgage LoansAssets, the Collateral or Servicing Rights to be sold, pledged, assigned or transferred except asfor Permitted Liens or as otherwise permitted hereunder. (r) Transactions with Affiliates. Seller shall not enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property or assets or the rendering or accepting of any service with any Affiliate unless such transaction is (i) not otherwise prohibited in this Agreement, (ii) in the ordinary course of Seller’s business and (iii) upon fair and reasonable terms no less favorable to Seller than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate. (s) Organization. Seller shall not (i) cause or permit any change to be made in its name, organizational identification number, identity or corporate structure, each as described in Section

55!Unexpected End of Formula USActive 59174144.11 11(h) or (ii) change its jurisdiction of organization, unless it shall have provided Buyer [*] prior written notice of such change and shall have first taken all action required by Buyer for the purpose of perfecting or protecting the lien and security interest of Buyer established hereunder. (t) Mortgage Loan Reports. On each Payment Date, Seller will furnish to Buyer monthly electronic Mortgage Loan performance data, including, without limitation, a Mortgage LoanPurchased Asset Schedule, delinquency reports, pool analytic reports and static pool reports (i.e., delinquency, foreclosure and net charge off reports), monthly stratification reports summarizing the characteristics of the Mortgage Loans, monthly financial covenant and other compliance certificates and such other reports as Buyer may request. (u) Guarantees. All Guarantees of Seller that are presently in effect and/or outstanding are listed on Schedule 7 hereto, and no defaults or events of default exist thereunder. Without the written approval of Buyer, Seller shall not create, incur, assume or suffer to exist any Guarantees, unless Seller is in compliance with each of the Financial Condition Covenants both immediately prior to and immediately after giving pro forma effect to Seller’s entry into such Guarantee. (v) Approved Underwriting Guidelines. Seller shall not submit to Buyer for purchaseto be made subject to a Transaction, and Buyer shall have no obligation to purchasemake subject to a Transaction, any Mortgage Loan underwritten in accordance with underwriting guidelines, other than Approved Underwriting Guidelines, which Approved Underwriting Guidelines have not been amended, modified, supplemented or withdrawn since the date on which Buyer last approved in writing such Approved Underwriting Guidelines. (w) Approvals. Should Seller be required to notify HUD of any adverse occurrence, Seller shall so notify Buyer immediately in writing. (x) Sharing of Information. Seller hereby allows and consents to Buyer, subject to applicable law, exchanging information related to Seller, its credit, its mortgage loan originations (if any) and the Transactions hereunder with any of Buyer’s Affiliates, and Seller shall permit each of Buyer’s Affiliates to share such similar information with Buyer. (y) Confidentiality. Notwithstanding anything in this Agreement to the contrary, Seller shall comply with all applicable local, state and federal laws, including, without limitation, all privacy and data protection law, rules and regulations that are applicable to the Purchased Mortgage Loans and/or any applicable terms of this Agreement (the “Confidential Information”). Seller understands that the Confidential Information may contain “nonpublic personal information”, as that term is defined in Section 509(4) of the Gramm-Leach-Bliley Act (the “GLB Act”), and Seller agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the GLB Act and other applicable federal and state privacy laws. Seller shall implement such physical and other security measures as shall be necessary to (i) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the GLB Act) of Buyer or any of its Affiliates holds (ii) protect against any threats or hazards to the security and integrity of such nonpublic personal information, and (iii) protect against any unauthorized access to or use of such nonpublic personal information. Seller shall, at a minimum establish and maintain such data security program as is necessary to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information as set forth in the Code of Federal Regulations at 12 C.F.R. Parts 30, 208, 225, and 364. Upon request, Seller will provide evidence reasonably satisfactory to allow Buyer to confirm that Seller has satisfied its obligations as required under this Section. Without limitation, this may include Buyer’s review of audits, summaries of test results, and other equivalent evaluations of Seller. Seller shall notify Buyer immediately following discovery of any breach or compromise of the security, confidentiality, or integrity

56!Unexpected End of Formula USActive 59174144.11 of nonpublic personal information of the customers and consumers of Buyer or any of its Affiliates provided directly to Seller by Buyer or such Affiliate. Seller shall provide such notice to Buyer by personal delivery, by facsimile with confirmation of receipt, or by overnight courier with confirmation of receipt to the applicable requesting individual. (z) [Reserved]. (aa) Takeout Payments. With respect to each Purchased Mortgage Loan subject to a takeout commitment, Seller shall arrange that all payments under the related takeout commitment shall be paid directly to the Buyer or to an account approved by the Buyer in writing prior to such payment. (bb) Changes to Organizational Structure. Seller shall provide Buyer with prompt notice of any change to the organizational chart set forth on Schedule 9, together with an updated organizational chart containing all Affiliates of Seller, including any change in the information provided by Seller in any Beneficial Ownership Certification. (cc) Documentation. Seller shall perform the documentation procedures required by its operational guidelines with respect to endorsements of Mortgage Notes and assignments of the Mortgage Loans, including the recordation of assignments, or shall verify that such documentation procedures have been performed by any prior holder of such Mortgage Loan. (dd) MERS. Seller shall deliver to Buyer evidence that Buyer has been registered as the “warehouse lender” on the MERS System with respect to each Purchased Mortgage Loan. (ee) Use of Proceeds. Seller shall not use the proceeds of any Transaction in contravention of the requirements, if any, of any Requirement of Law, including in contravention of Anti- Corruption Laws, Anti-Money Laundering Laws or applicable Sanctions. (ff) Additional Reporting. In addition to providing the following as a condition precedent to each Transaction, Seller covenants to provide: (A) weekly updates to applicable pricing and rate sheets and underwriting guidelines; (B) access to full platform origination data; (C) regular platform performance data; (D) detailed securitization execution information at the tranche-level, as set forth on Exhibit H, promptly after any applicable securitization execution; and (E) applicable final private placement memorandums promptly following finalization. (gg) Protection of Buyer’s Interest in Purchased Assets. With respect to each Purchased Asset, Seller shall take all action necessary or required by the Program Documents, the Underlying Participation Interest Documents or Requirements of Law, or reasonably requested by Buyer, to perfect, protect and more fully evidence the security interest granted in the Program Documents and Buyer’s ownership of and first priority perfected security interest in such Purchased Asset, including executing or causing to be executed such other instruments or notices as may be necessary or appropriate and filing and maintaining effective UCC financing statements, continuation statements and assignments and amendments

57!Unexpected End of Formula USActive 59174144.11 thereto. Seller shall comply with all requirements of the applicable Custodial Agreement to which it is a party with respect to each Subject Mortgage Loan, including the delivery to Custodian of all required Mortgage Files. Seller shall (a) not assign, sell, transfer, pledge, hypothecate, grant, create, incur, assume or suffer or permit to exist any security interest in or Lien (other than Permitted Liens) on any Purchased Asset to or in favor of any Person other than Buyer, (b) defend such Purchased Asset against, and take such action as is necessary to remove, any such Lien, and (c) defend the right, title and interest of Buyer in and to all Purchased Assets against the claims and demands of all Persons whomsoever. Notwithstanding the foregoing, if Seller grants a Lien on any Purchased Asset in violation of this Section 12(gg) or any other Program Document, Seller shall be deemed to have simultaneously granted an equal and ratable Lien on such Purchased Asset in favor of Buyer to the extent such Lien has not already been granted to Buyer; provided, that such equitable and ratable Lien shall not cure any resulting Event of Default. Seller shall not amend, modify, waive or terminate any provision of any Underlying Participation Interest Document in a manner affecting the Underlying Participation Interests without the Buyer’s prior written consent and shall submit any proposed UPI Modification no less than [*] prior to the proposed effective date of such UPI Modification for such review and consent. Seller shall mark its respective computer records and tapes to evidence the interests granted to Buyer hereunder. Seller shall not take any action to cause any Purchased Asset that is not evidenced by an instrument or chattel paper (as defined in the UCC) to be so evidenced. If a Purchased Asset becomes evidenced by an instrument or chattel paper, the same shall be immediately delivered to Buyer, or Custodian on behalf of Buyer, together with any endorsements required by Buyer. SECTION 13. EVENTS OF DEFAULT If any of the following events (each an “Event of Default”) occur, Buyer shall have the rights set forth in Section 14, as applicable: (a) Payment Default. Seller shall default in the payment of (i) any amount payable by it hereunder or under any other Program Document, (ii) Expenses or (iii) any other Obligations, when the same shall become due and payable, whether at the due date thereof, or by acceleration or otherwise; or (b) Representation and Warranty Breach. Any representation, warranty or certification made or deemed made herein or in any other Program Document by Seller or any certificate furnished to Buyer pursuant to the provisions hereof or thereof or any information with respect to the Subject Mortgage Loans furnished in writing by on behalf of Seller shall prove to have been untrue or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1-A, Schedule 1-B or Schedule 1-C which shall be considered solely for the purpose of determining the Market Value of the Purchasedrelated Subject Mortgage Loans; unless in connection with such representations and warranties set forth in Schedule 1-A, Schedule 1-B or Schedule 1-C (i) Seller shall have made any such representations and warranties with actual knowledge that they were materially false or misleading at the time made; or (ii) any such representations and warranties have been determined in good faith by Buyer in its sole discretion to be materially false or misleading on a regular basis); or (c) Immediate Covenant Default. The failure of Seller to perform, comply with or observe any term, covenant or agreement applicable to Seller contained in any of Sections 12(a) (Preservation of Existence; Compliance with Law); 12(f) (True and Correct Information); 12(h) (Financial Condition Covenants); 12(m) (Illegal Activities); 12(n) (Material Change in Business); 12(o) (Limitation on Dividends and Distributions); 12(q) (Disposition of Assets; Liens); 12(r) (Transactions with Affiliates); 12(s) (Organization); or 12(aa) (Takeout Payments); or (d) Additional Covenant Defaults. Seller shall fail to observe or perform any other covenant or agreement contained in this Agreement (and not identified in Section 13(c) or Section 13(r))

58!Unexpected End of Formula USActive 59174144.11 or, any other Program Document or, as it relates to any Purchased Asset, any Underlying Participation Interest Document, and if such default shall be capable of being remedied, and such failure to observe or perform shall continue unremedied for a period of [*]; or (e) Judgments. A judgment or judgments for the payment of money in excess of the Cross-Default Threshold in the aggregate shall be rendered against Seller or any of Seller’s Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within [*] from the date of entry thereof, and Seller or any such Affiliate shall not, within said period of [*], or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or (f) Seller Affiliate Cross-Default. Any “event of default” or any other default which permits a demand for, or requires, the early repayment of obligations due by Seller or Seller’s Affiliates under any agreement with Buyer or its Affiliates relating to any Indebtedness of Seller or any Affiliate, as applicable, or any default under any obligation when due with Buyer or its Affiliates; or (g) Other Cross-Default. Any “event of default” or any other default which permits a demand for, or requires, the early repayment of obligations due by Seller under any note, indenture, loan agreement, guaranty, swap agreement or other Indebtedness, in excess of the Cross-Default Threshold of Seller; or (h) Insolvency Event. An Insolvency Event shall have occurred with respect to the Series 2023-GOT Trust, the Seller or any Affiliate of the Seller’s Affiliates; or (i) Enforceability. For any reason, this Agreement at any time shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien granted pursuant thereto shall fail to be perfected and of first priority (other than due to Permitted Liens), or any Person (other than Buyer) shall contest the validity, enforceability, perfection or priority of any Lien granted pursuant thereto, or any party thereto (other than Buyer) shall seek to disaffirm, terminate, limit or reduce its obligations hereunder; or (j) Liens. Seller shall grant, or suffer to exist, any Lien on any Purchased Mortgage Loan, Related Purchased Mortgage LoanAsset, Collateral or Servicing Right (except any Permitted Lien in favor of Buyer); or at least one of the following fails to be true (A) the Purchased Mortgage LoansAssets, the Related Purchased Mortgage LoansCollateral and the Servicing Rights shall have been sold to Buyer, or (B) the Liens contemplated hereby are first priority perfected Liens on the Purchased Mortgage LoansAssets, the Related Purchased Mortgage LoansCollateral, and the Servicing Rights in favor of Buyer; or (k) Material Adverse Effect or Change. A Material Adverse Effect or an event described in Section 3(b)(xiv) shall occur as determined by Buyer in its sole discretion; (l) Change in Control. A Change in Control shall have occurred without the prior written consent of Buyer; or (m) Going Concern. Seller’s audited Financial Statements or notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller as a “going concern” or reference of similar import; or

59!Unexpected End of Formula USActive 59174144.11 (n) Investigations. There shall occur the initiation of any (i) investigation, audit, examination or review of Seller by any Governmental Authority, or (ii) investigation, audit, examination or review of Seller by any trade association or consumer advocacy group that in the determination of Buyer in its sole discretion, exercised in good faith, is based on a fact or circumstance that (x) with respect to the preceding clause (i), could have, or (iii) with respect to the preceding clause (ii), could reasonably be expected to have, a Material Adverse Effect on Seller, or the Purchased Mortgage LoansAssets taken as a whole, in either case, relating to the origination, sale or servicing of mortgage loans by such Seller or the business operations of such Seller, with the exception of normally scheduled audits or examinations by such Seller’s regulators; or (o) Inability to Perform. An officer of Seller shall admit its inability to, or its intention not to, perform any of Seller’s obligations; or (p) Governmental Action. Seller shall become the subject of a cease and desist order of any Governmental Authority or enter into a memorandum of understanding or consent agreement with any Governmental Authority, any of which, would have, or is purportedly the result of any condition which would be reasonably likely to have, a Material Adverse Effect; (q) Margin Deficit. The failure by Seller to cure a Margin Deficit when due; (r) Approved Underwriting Guidelines. The failure by Seller to comply with the covenant set forth in Section 12(v), where Buyer has determined in its sole discretion, exercised in good faith, that such failure has occurred on a regular basis in a manner that was materially false or misleading; or (s) an Event of Default (as such term is defined in the Bond Repurchase Agreement) has occurred and is continuing under the Bond Facility. SECTION 14. REMEDIES (a) If an Event of Default occurs, the following rights and remedies are available to Buyer; provided, that an Event of Default shall be deemed to be continuing unless expressly waived by Buyer in writing. (i) At the option of Buyer, exercised by written or electronic notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Insolvency Event of Seller), the Repurchase Date for each Transaction hereunder, if it has not already occurred, shall be deemed immediately to occur. (ii) If Buyer exercises or is deemed to have exercised the option referred to in subsection (a)(i) of this Section, (A) Seller’s obligations in such Transactions to repurchase all Purchased Mortgage LoansAssets, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subsection (a)(i) of this Section, (1) shall thereupon become immediately due and payable and (2) all Incomeincome paid with respect to the Purchased Assets after such exercise or deemed exercise shall be retained by Buyer and applied to the aggregate unpaid Repurchase Price and any other amounts owed by Seller hereunder; (B) to the extent permitted by any applicable Requirement of Law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate

60!Unexpected End of Formula USActive 59174144.11 amount obtained by daily application of, on a 360 day per year basis for the actual number of days during the period from and including the date of the exercise or deemed exercise of such option to but excluding the date of payment of the Repurchase Price as so increased, (x) the Post-Default Rate in effect following an Event of Default to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subsection (a)(i) of this Section decreased as of any day by (i) any amounts applied by Buyer pursuant to clause (C) of this subsection, and (ii) any proceeds from the sale of Purchased Mortgage LoansAssets applied to the Repurchase Price pursuant to subsection (a)(iv) of this Section; and (C) all Incomeincome actually received by Buyer pursuant to Section 5 shall be applied to the aggregate unpaid Obligations owed by Seller. (iii) Upon the occurrence of one or more Events of Default, Buyer shall have the right to obtain (A) a physical transfer of the servicing of the Purchased Mortgage Loans in accordance with Section 16(c) and (B) physical possession of all files of Seller relating to the Purchased Mortgage Loans and the Related Purchased Mortgage LoansCollateral and all documents relating to the Purchased Mortgage Loans which are then or may thereafter come in to the possession of Seller or any third party acting for Seller (including any Servicer) and Seller shall deliver to Buyer such assignments as Buyer shall request. Buyer shall be entitled to specific performance of all agreements of Seller contained in the Program Documents. (iv) At any time on the Business Day following notice to Seller (which notice may be the notice given under subsection (a)(i) of this Section), in the event Seller has not repurchased all Purchased Mortgage LoansAssets, Buyer may (A) immediately sell, without demand or further notice of any kind, at a public or private sale, on a servicing released basis without any representations or warranties of Buyer and at such price or prices as Buyer may deem satisfactory any or all Purchased Mortgage Loans and the Related Purchased Mortgage LoansAssets subject to a such Transactions hereunder and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Mortgage LoansAssets, to give Seller credit for such Purchased Mortgage Loans and the Related Purchased Mortgage LoansAssets in an amount equal to the Market Value of the related Purchased Mortgage Loans and the Market Value of the pro rata interest in the Underlying Mortgage Loans allocated to the Underlying Participation Interests against the aggregate unpaid Repurchase Price and any other amounts owing by Seller hereunder. The proceeds of any disposition of Purchased Mortgage Loans and the Related Purchased Mortgage LoansAssets shall be applied as determined by Buyer in its sole discretion. (v) Seller shall be liable to Buyer for (A) the amount of all reasonable legal or other expenses (including, without limitation, all costs and expenses of Buyer) in connection with the enforcement of this Agreement or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally, further including, without limitation, the reasonable fees and expenses of counsel (including the costs of internal counsel of Buyer) incurred in connection with or as a result of an Event of Default, (B) damages in an amount equal to the cost (including all fees, expenses and commissions) of Buyer entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (C) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

61!Unexpected End of Formula USActive 59174144.11 (vi) Buyer shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or any applicable Requirement of Law. (vii) In addition, if an Event of Default shall occur and be continuing, Buyer may exercise, in addition to all other rights and remedies granted to it in this Agreement, the Program Documents, the Underlying Participation Interest Documents, and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, Buyer, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Seller or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances transfer all or any part of the Related Purchased Mortgage LoansAssets into Buyer’s name or the name of its nominee or nominees, and/or forthwith collect, receive, appropriate and realize upon the Related Purchased Mortgage LoansAssets, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Related Purchased Mortgage LoansAssets or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Buyer or elsewhere upon such terms and conditions (including by lease or by deferred payment arrangement) as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk and/or may take such other actions as may be available under applicable law. Buyer shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, auction or closed tender, to purchase the whole or any part of the Related Purchased Mortgage LoansAssets so sold, free of any right or equity of redemption in Seller, which right or equity is hereby waived or released. Seller further agrees, at Buyer’s request, to assemble the Related Purchased Mortgage LoansAssets and make it available to Buyer at places which Buyer shall reasonably select, whether at Seller’s premises or elsewhere. Buyer shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Related Purchased Mortgage LoansAssets or in any way relating to the Related Purchased Mortgage LoansAssets or the rights of Buyer arising out of the exercise by Buyer hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Buyer may elect, and only after such application and after the payment by Buyer of any other amount required by any provision of law, including, without limitation, Section 9-615 of the Uniform Commercial Code, need Buyer account for the surplus, if any, to Seller. To the extent permitted by applicable law, Seller waives all claims, damages and demands it may acquire against Buyer arising out of the exercise by Buyer of any of its rights hereunder. If any notice of a proposed sale or other disposition of Related Purchased Mortgage LoansAssets shall be required by law, such notice shall be deemed reasonable and proper if given at least [*] before such sale or other disposition. Seller shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Related Purchased Mortgage LoansAssets are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by Buyer to collect such deficiency. (b) Buyer may exercise one or more of the remedies available hereunder immediately upon the occurrence of an Event of Default and at any time thereafter without notice to Seller. All rights and remedies arising under this Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Buyer may have.

(c) Seller recognizes that the market for the Purchased ~~Mortgage Loans~~Assets may not be liquid and as a result it may not be possible for Buyer to sell all of the Purchased ~~Mortgage Loans~~Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner. In view of the nature of the Purchased ~~Mortgage Loans~~Assets, Seller agrees that liquidation of any Purchased ~~Mortgage Loan~~Asset may be conducted in a private sale. Seller acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Buyer than if such sale were a public sale, and notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Seller further agrees that it would not be commercially unreasonable for Buyer to dispose of any Purchased ~~Mortgage Loan~~Asset by using internet sites that provide for the auction or sale of assets similar to the Purchased ~~Mortgage Loans~~Assets, or that have the reasonable capability of doing so, or that match buyers and sellers of assets.

(d) Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyer to enforce its rights by judicial process. Seller also waives any defense (other than a defense of payment or performance) Seller might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the ~~Related~~ Purchased ~~Mortgage Loans~~Assets, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

(e) To the extent permitted by any applicable Requirement of Law, Seller shall be liable to Buyer for interest on any amounts owing by Seller hereunder, from the date Seller becomes liable for such amounts hereunder until such amounts are (i) paid in full by Seller or (ii) satisfied in full by the exercise of Buyer's rights hereunder. Interest on any sum payable by Seller to Buyer under this Section 14(e) shall be at a rate equal to the Post-Default Rate.

(f) Without limiting the rights of Buyer hereto to pursue all other legal and equitable rights available to Buyer for Seller's failure to perform its obligations under this Agreement, Seller acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder would be inadequate and Buyer shall be entitled to specific performance, injunctive relief, or other equitable remedies in the event of any such failure. The availability of these remedies shall not prohibit Buyer from pursuing any other remedies for such breach, including the recovery of monetary damages.

## SECTION 15. INDEMNIFICATION AND EXPENSES; RECOURSE

(a) Seller agrees to hold Buyer, its Affiliates and their respective officers, directors, employees, agents, trustees and advisors (each an "Indemnified Party") harmless from and indemnify and defend, any Indemnified Party against all claims, liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, "Costs"), relating to or arising out of this Agreement (including, without limitation, as a result of a breach of any representation or warranty contained on Schedule 1), any other Program Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, any other Program Document or any transaction contemplated hereby or thereby, or the servicing or subservicing, as applicable, of any ~~Purchased~~Subject Mortgage Loans or the actions of Subservicer in connection therewith. Without limiting the generality of the foregoing, Seller agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs and Taxes incurred or assessed as a result of or otherwise in connection with the holding of the Purchased ~~Mortgage Loans~~Assets or any failure by Seller or Subsidiary of Seller to pay when due any Taxes for which such Person is liable. In any suit, proceeding or action brought by an Indemnified Party in connection with this Agreement, any Purchased ~~Mortgage Loan~~Asset for any sum

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63!Unexpected End of Formula USActive 59174144.11 owing thereunder, or to enforce any provisions of any Purchased Mortgage LoanAsset, Seller will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, including, without limitation, those arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all the Indemnified Party’s costs and expenses incurred in connection with the enforcement or the preservation of Buyer’s rights under this Agreement, any other Program Document, any Underlying Participation Interest Document, or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. (b) Seller agrees to pay as and when billed by Buyer all of the out-of-pocket costs and expenses incurred by Buyer in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, any other Program Document, any Underlying Participation Interest Document, or any other documents prepared in connection herewith or therewith. Seller agrees to pay as and when billed by Buyer all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation search and filing fees and all the reasonable fees, disbursements and expenses of counsel to Buyer. Seller agrees to pay Buyer all the reasonable out of pocket due diligence, inspection, testing and review costs and expenses incurred by Buyer with respect to Purchased Mortgage LoansAssets submitted by Seller for purchase under this Agreement, including, but not limited to, those out of pocket costs and expenses incurred by Buyer pursuant to Sections 15(a) and 17 hereof. Seller further agrees to pay all of Buyer’s reasonable costs and expenses including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Buyer in connection with the enforcement of any of the foregoing. (c) The obligations of Seller from time to time to pay the Repurchase Price, the Price Differential, the Obligations and all other amounts due under this Agreement shall be full recourse obligations of Seller. SECTION 16. SERVICING (a) As a condition of purchasing a Purchased Mortgage Loan, Buyer may require the Master Servicer to service such Purchased Mortgage Loan as agent for Buyer for a term of [*] (the “Servicing Term”). If the Servicing Term expires with respect to any Purchased Mortgage Loan for any reason other than such Purchased Mortgage Loan no longer being subject to a Transaction hereunder, then upon written agreement of Buyer, Master Servicer shall continue to service the Purchased Mortgage Loan for an additional [*]. Each [*] extension period shall automatically expire without notice unless Buyer agrees in writing to any additional [*] extension period(s). Master Servicer shall service the Purchased Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and in accordance with all applicable requirements of the Agencies, Requirement of Law, Applicable Requirements, and the provisions of any applicable servicing agreement. The Underlying Mortgage Loans shall be serviced pursuant to the MPSA. (b) If any Purchased Mortgage Loan that is proposed to be soldmade subject to a Transaction on a Purchase Date is serviced by a servicer other than the Master Servicer (a “Servicer”), or if the servicing of any Purchased Mortgage Loan is to be transferred to a Servicer, Seller shall provide a copy of the related Servicing Agreement and a Servicer Notice executed by such Servicer to Buyer prior to such Purchase Date or servicing transfer date, as applicable. Each such Servicing Agreement shall be in

64!Unexpected End of Formula USActive 59174144.11 form and substance acceptable to Buyer. In addition, Seller shall have obtained the prior written consent of Buyer for such Servicer to subservice the Purchased Mortgage Loans, which consent may be withheld in Buyer’s sole discretion. In no event shall Seller’s use of a Servicer relieve Seller or Master Servicer of its obligations hereunder, and Seller and Master Servicer shall remain liable under this Agreement as if Seller or Master Servicer were servicing such Purchased Mortgage Loans directly. (c) Seller shall transfer actual servicing of each Purchased Mortgage Loan, together with all of the related Records in its possession, to Buyer’s designee and designate Buyer’s designee as the servicer in the MERS System upon the earliest of (i) the occurrence of a Default or Event of Default hereunder, (ii) the termination of Seller as interim servicer by Buyer pursuant to this Agreement, (iii) the expiration (and non-renewal) of the Servicing Term, or (iv) transfer of servicing to any entity approved by Buyer and the assumption thereof by such entity. Buyer shall have the right to terminate Seller and/or Master Servicer as interim servicer of any of the Purchased Mortgage Loans, which right shall be exercisable at any time in Buyer’s sole discretion, upon written notice. Seller’s and/or Master Servicer’s transfer of the Records and servicing under this Section shall be in accordance with customary standards in the industry and such transfer shall include the transfer of the gross amount of all escrows held for the related mortgagors (without reduction for unreimbursed advances or “negative escrows”). (d) During the period Seller and/or Master Servicer is servicing the Purchased Mortgage Loans as agent for Buyer, Seller and/or Master Servicer agrees that Buyer is the owner of the related Credit Files and Records and Seller and/or Master Servicer shall at all times maintain and safeguard and cause the Servicer to maintain and safeguard the Credit File and Records for the Purchased Mortgage Loans (including photocopies or images of the documents delivered to Buyer), and accurate and complete records of its servicing of the Purchased Mortgage Loan; Seller’s possession of the Credit Files and Records being for the sole purpose of servicing such Purchased Mortgage Loan and such retention and possession by Seller and/or Master Servicer being in a custodial capacity only. (e) At Buyer’s request, Seller and/or Master Servicer shall promptly deliver to Buyer reports regarding the status of any Purchased Mortgage Loan being serviced by Seller, which reports shall include, but shall not be limited to, a description of any default thereunder for more than [*] or such other circumstances that could cause a material adverse effect on such Purchased Mortgage Loan, Buyer’s or its designee’s title to such Purchased Mortgage Loan or the collateral securing such Purchased Mortgage Loan; Seller and/or Master Servicer may be required to deliver such reports until the repurchase of the Purchased Mortgage Loan by Seller. Seller and/or Master Servicer shall immediately notify Buyer if it becomes aware of any payment default that occurs under the Purchased Mortgage Loan or any default under any Servicing Agreement that would materially and adversely affect any Purchased Mortgage Loan subject thereto. (f) Seller and/or Master Servicer shall release its custody of the contents of any Credit File or Mortgage File with respect to a Purchased Mortgage Loan only (i) in accordance with the written instructions of Buyer, (ii) upon the consent of Buyer when such release is required as incidental to Seller’s and/or Master Servicer’s servicing of the Purchased Mortgage Loan, or (iii) as required by any applicable Requirement of Law. (g) Buyer reserves the right to appoint a successor servicer at any time to service any Purchased Mortgage Loan (each a “Successor Servicer”) after the expiration of the Servicing Term or upon the occurrence and during the continuation of an Event of Default or a default or event of default (howsoever defined) under the Servicing Agreement. If Buyer elects to make such an appointment due to a Default or Event of Default, Seller shall be assessed all costs and expenses incurred by Buyer associated with transferring the servicing of the Purchased Mortgage Loans to the Successor Servicer. In the event of such an appointment, Seller and/or Master Servicer shall perform all acts and take all action so that any part of the Credit File and related Records held by Seller, together with all funds in the Collection Account and

65!Unexpected End of Formula USActive 59174144.11 other receipts relating to such Purchased Mortgage Loan, are promptly delivered to Successor Servicer, and shall otherwise reasonably cooperate with Buyer in effectuating such transfer. Seller and/or Master Servicer shall have no claim for lost servicing income, lost profits or other damages if Buyer appoints a Successor Servicer hereunder and the servicing fee is reduced or eliminated. (h) For the avoidance of doubt, neither Seller nor Master Servicer retains any economic rights to the servicing of the Purchased Mortgage Loans provided that Seller and/or Master Servicer shall continue to service the Purchased Mortgage Loans hereunder as part of its Obligations hereunder. As such, Seller and/or Master Servicer expressly acknowledges that the Purchased Mortgage Loans are sold to Buyer on a “servicing released” basis. SECTION 17. DUE DILIGENCE (a) Seller acknowledges that Buyer has the right to perform continuing due diligence reviews with respect to the PurchasedSubject Mortgage Loans, Seller and other parties which may be involved in or related to Transactions (collectively, “Third Party Transaction Parties”), from time to time, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, at the request of Buyer hereunder or otherwise, and Seller agrees that upon reasonable prior notice to Seller, unless an Event of Default shall have occurred, in which case no notice is required, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Subject Mortgage Loans in the possession or under the control of Seller. Seller will use best efforts to cause Third Party Transaction Parties to cooperate with any due diligence requests of Buyer. Seller shall also make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files and the Subject Mortgage Loans. Without limiting the generality of the foregoing, Seller acknowledges that Buyer may purchasemake Subject Mortgage Loans from Seller subject to Transactions hereunder based solely upon the information provided by Seller to Buyer in the Mortgage LoanPurchased Asset Schedule and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Subject Mortgage Loans purchased insubject to a Transaction, including, without limitation, ordering broker’s price opinions, new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Subject Mortgage Loan. Buyer may underwrite such Subject Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Seller agrees to cooperate with Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Subject Mortgage Loans in the possession, or under the control, of Seller. Seller agrees that it shall pay all out-of-pocket costs and expenses incurred by Buyer in connection with Buyer’s activities pursuant to this Section 17. SECTION 18. ASSIGNABILITY The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by Seller without the prior written consent of Buyer. Buyer may from time to time, without the consent of Seller, assign all or a portion of its rights and obligations under this Agreement and the Program Documents to any party, including, without limitation, any affiliate of Buyer, pursuant to an executed assignment and acceptance by Buyer and assignee (“Assignment and Acceptance”), specifying the percentage or portion of such rights and obligations assigned. Upon such assignment, (a) such assignee shall be a party hereto and to each Program Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of Buyer

66!Unexpected End of Formula USActive 59174144.11 hereunder, and (b) Buyer shall, to the extent that such rights and obligations have been so assigned by it be released from its obligations hereunder and under the Program Documents. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in this Agreement express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit of any legal or equitable right, power, remedy or claim under this Agreement. Seller shall continue to take directions solely from Buyer unless otherwise notified by Buyer in writing. Buyer may distribute to any prospective assignee any document or other information delivered to Buyer by Seller. Buyer may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement; provided, however, that (i) Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations; and (ii) Seller shall continue to deal solely and directly with Buyer in connection with Buyer’s rights and obligations under this Agreement and the other Program Documents. Buyer may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 18, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to Seller or any of its Subsidiaries or to any aspect of the Transactions that has been furnished to Buyer by or on behalf of Seller or any of its Subsidiaries; provided that such assignee or participant agrees to hold such information subject to the confidentiality provisions of this Agreement. In the event that Buyer assigns all or a portion of its rights and obligations under this Agreement, the parties hereto agree to negotiate in good faith an amendment to this Agreement to add agency provisions similar to those included in agreements for similar syndicated repurchase facilities. SECTION 19. TRANSFER AND MAINTENANCE OF REGISTER. (a) Subject to acceptance and recording thereof pursuant to Section 19(b), from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of Buyer under this Agreement. Any assignment or transfer by Buyer of rights or obligations under this Agreement that does not comply with this Section 19 shall be treated for purposes of this Agreement as a sale by such Buyer of a participation in such rights and obligations in accordance with Section 19(b) hereof. (b) Buyer, acting solely for this purpose as an agent of Seller, shall maintain a register (the “Register”) on which it will record each Assignment and Acceptance. The Register shall include the names and addresses of Buyer (including all assignees and successors) and the percentage or portion of such rights and obligations assigned. Failure to make any such recordation, or any error in such recordation shall not affect Seller’s obligations in respect of such rights. The entries in the Register shall be conclusive absent manifest error, and Buyer and Seller shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as an assignee for all purposes of this Agreement. The Register shall be available for inspection by Seller and any Buyer, at any reasonable time and from time to time upon reasonable prior notice. (c) Each Buyer that sells a participation shall, acting solely for this purpose as an agent of Seller, maintain a register (the “Participant Register”) on which it will include the name and address of each participant and the percentage or portion of rights and obligations so participated. The entries in the Participant Register shall be conclusive absent manifest error, and such Buyer shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this

Agreement. No Buyer shall have any obligation to disclose all or any portion of the Participant Register to any Person except to the extent that such disclosure is necessary to establish that such participation or the applicable Transaction is in registered form under U.S. Treasury regulations section 5f.103-1(c).

## SECTION 20. HYPOTHECATION OR PLEDGE OF PURCHASED ~~MORTGAGE LOANS~~ASSETS

Title to all Purchased ~~Mortgage Loans and Related Purchased Mortgage Loans~~Assets shall pass to Buyer or its designee and Buyer or its designee shall have free and unrestricted use of all Purchased ~~Mortgage Loans~~Assets. Nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased ~~Mortgage Loans~~Assets or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Purchased ~~Mortgage Loans~~Assets to any Person, including without limitation, the Federal Home Loan Bank. No such transaction shall relieve Buyer of its obligations to transfer Purchased ~~Mortgage Loans~~Assets back to Seller pursuant to this Agreement, or of Buyer's obligation to credit or pay ~~Income~~income with respect to the Purchased Assets to, or apply ~~Income~~income with respect to the Purchased Assets to the obligations of, Seller pursuant to this Agreement. Nothing contained in this Agreement shall obligate Buyer to segregate any Purchased ~~Mortgage Loans~~Assets delivered to Buyer by Seller.

## SECTION 21. TAX TREATMENT

Notwithstanding anything to the contrary in this Agreement or any other Program Documents, each party to this Agreement acknowledges that it is its intent for U.S. federal, state and local income and franchise tax purposes to treat each Transaction as indebtedness of Seller that is secured by the Purchased ~~Mortgage Loans~~Assets and the Purchased ~~Mortgage Loans~~Assets as owned by Seller in the absence of a Default by Seller. All parties to this Agreement agree to such treatment and agree to take no action inconsistent with this treatment, unless required by any Requirement of Law (in which case such party shall promptly notify the other party of such Requirement of Law).

## SECTION 22. SET-OFF

In addition to any rights and remedies of Buyer hereunder and by law, Buyer shall have the right, without prior notice to Seller, any such notice being expressly waived by each of Seller to the extent permitted by applicable law to set-off and appropriate and apply against any Obligation from Seller to Buyer or any of its Affiliates (including without limitation Obligations under the Bond Repurchase Agreement) any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other obligation (including to return excess margin), credits, indebtedness or claims or cash, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from Buyer or any Affiliate thereof to or for the credit or the account of Seller. Buyer agrees promptly to notify Seller after any such set-off and application made by Buyer; provided that the failure to give such notice shall not affect the validity of such set-off and application.

Buyer shall at any time have the right, in each case until such time as Buyer determines otherwise, to retain, to suspend payment or performance of, or to decline to remit, any amount or property that Buyer would otherwise be obligated to pay, remit or deliver to Seller hereunder if an Event of Default or Default has occurred.

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68!Unexpected End of Formula USActive 59174144.11 SECTION 23. TERMINABILITY Each representation and warranty made or deemed to be made by entering into a Transaction, herein or pursuant hereto shall survive the making of such representation and warranty, and Buyer shall not be deemed to have waived any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that Buyer may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Transaction was made. Notwithstanding any such termination or the occurrence of an Event of Default, all of the representations and warranties and covenants hereunder shall continue and survive. The obligations of Seller under Section 15 hereof shall survive the termination of this Agreement. SECTION 24. NOTICES AND OTHER COMMUNICATIONS Except as otherwise expressly permitted by this Agreement, all notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including without limitation by electronic transmission) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof or thereof; and with respect to Buyer, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. In all cases, to the extent that the related individual set forth in the respective “Attention” line is no longer employed by the respective Person, such notice may be given to the attention of a Responsible Officer of the respective Person or to the attention of such individual or individuals as subsequently notified in writing by a Responsible Officer of the respective Persons. Except as otherwise provided in this Agreement and except for notices given under Section 3 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted electronically or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. SECTION 25. USE OF ELECTRONIC MEDIA Seller acknowledges and agrees that Buyer may require or permit certain transactions with Buyer be conducted electronically using Electronic Records and/or Electronic Signatures. Seller consents to the use of Electronic Records and/or Electronic Signatures whenever expressly required or permitted by Buyer and acknowledges and agrees that Seller shall be bound by its Electronic Signature and by the terms, conditions, requirements, information and/or instructions contained in any such Electronic Records. Seller agrees to adopt as its Electronic Signature its user identification codes, passwords, personal identification numbers, access codes, a facsimile image of a written signature and/or other symbols or processes as provided or required by Buyer from time to time (as a group, any subgroup thereof or individually, hereinafter referred to as Seller’s Electronic Signature). Seller acknowledges that Buyer will rely on any and all Electronic Records and on Seller’s Electronic Signature transmitted or submitted to Buyer. Neither Buyer nor Seller shall be liable for the failure of either party’s internet service provider, or any other telecommunications company, telephone company, satellite company or cable company to timely, properly and accurately transmit any Electronic Record or fax copy. Seller understands and agrees that it shall be fully responsible for protecting and safeguarding its computer hardware and software from any and all (a) computer “viruses,” “time bombs,” “trojan horses” or other harmful computer information, commands, codes or programs that may cause or facilitate the destruction, corruption, malfunction or appropriation of, or damage or change to, any of Seller’s or Buyer’s computer information processing systems, including without limitation, all hardware,

69!Unexpected End of Formula USActive 59174144.11 software, Electronic Records, information, data and/or codes and (b) computer “worms,” “trap doors” or other harmful computer information, commands, codes or programs that enable unauthorized access to Seller’s and/or Buyer’s computer information processing systems, including without limitation, all hardware, software, Electronic Records, information, data and/or codes. Seller agrees that Buyer may, in its sole discretion and from time to time, without limiting Seller’s liability set forth herein, establish minimum security standards to the extent that such standards are necessary to comply with all Requirements of Law and industry standards applicable to Buyer, that Seller must, at a minimum, comply with in an effort to (x) protect and safeguard any and all user identification codes, passwords, personal identification numbers and/or access codes from loss, theft or unauthorized disclosure or use and (y) prevent the infiltration and “infection” of Seller’s hardware and/or software by any and all computer “viruses,” “time bombs,” “trojan horses,” “worms,” “trapdoors” or other harmful computer codes or programs. If Buyer, from time to time, establishes minimum security standards, Seller shall comply with such minimum security standards within the time period established by Buyer. Buyer shall have the right to confirm Seller’s compliance with any such minimum security standards. Seller’s compliance with such minimum security standards shall not relieve Seller from any of its liability set forth herein. Whether or not Buyer establishes minimum security standards, Seller shall continue to be fully responsible for adopting and maintaining security measures that are consistent with the risks associated with conducting electronic transactions with Buyer. Seller’s failure to adopt and maintain appropriate security measures or to comply with any minimum security standards established by Buyer may result in, among other things, termination of Seller’s access to Buyer’s computer information processing systems. SECTION 26. ENTIRE AGREEMENT; SEVERABILITY; SINGLE AGREEMENT This Agreement, together with the Program Documents, constitute the entire understanding among Buyer and Seller with respect to the subject matter they cover and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions involving Purchased Mortgage LoansAssets. By acceptance of this Agreement, Buyer and Seller each acknowledges that it has not made, and is not relying upon, any statements, representations, promises or undertakings not contained in this Agreement. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. Each of Buyer and Seller acknowledges that, and has entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and that each has been entered into in consideration of the other Transactions. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that Buyer shall be entitled to set off claims and apply property held by it in respect of any Transaction against obligations owing to it in respect of any other Transaction hereunder; (iii) that payments, deliveries, and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries, and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries, and other transfers may be applied against each other and netted and (iv) to promptly provide notice to the other after any such set off or application.

70!Unexpected End of Formula USActive 59174144.11 SECTION 27. GOVERNING LAW THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN. SECTION 28. SUBMISSION TO JURISDICTION; WAIVERS EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY: (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER PROGRAM DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF; (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTY SHALL HAVE BEEN NOTIFIED; (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND (v) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER PROGRAM DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY

71!Unexpected End of Formula USActive 59174144.11 AND ANY OBJECTIONS THAT ANY SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING THEREUNDER IN ANY COURT REFERRED TO ABOVE, TOGETHER WITH THE DEFENSE OF FORUM NON CONVENIENS TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. SECTION 29. NO WAIVERS, ETC. No failure on the part of Buyer to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Program Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Program Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. An Event of Default shall be deemed to be continuing unless expressly waived by Buyer in writing. SECTION 30. NETTING If Buyer and Seller are “financial institutions” as now or hereinafter defined in Section 4402 of Title 12 of the United States Code (“Section 4402”) and any rules or regulations promulgated thereunder (a) all amounts to be paid or advanced by one party to or on behalf of the other under this Agreement or any Transaction hereunder shall be deemed to be “payment obligations” and all amounts to be received by or on behalf of one party from the other under this Agreement or any Transaction hereunder shall be deemed to be “payment entitlements” within the meaning of Section 4402, and this Agreement shall be deemed to be a “netting contract” as defined in Section 4402; (b) the payment obligations and the payment entitlements of the parties hereto pursuant to this Agreement and any Transaction hereunder shall be netted as follows. In the event that either party (the “Defaulting Party”) shall fail to honor any payment obligation under this Agreement or any Transaction hereunder, the other party (the “Nondefaulting Party”) shall be entitled to reduce the amount of any payment to be made by the Nondefaulting Party to the Defaulting Party by the amount of the payment obligation that the Defaulting Party failed to honor. SECTION 31. CONFIDENTIALITY Buyer and Seller hereby acknowledge and agree that all written or computer-readable information provided by one party to any other regarding the terms set forth in any of the Program Documents or the Transactions contemplated thereby (the “Confidential Terms”) shall be kept confidential and shall not be divulged to any party without the prior written consent of such other party except to the extent that (i) it is necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, (iii) in the event of an Event of Default, Buyer determines such information to be necessary or desirable to disclose in connection with the marketing and sales of the Purchased Mortgage LoansAssets or otherwise to enforce or exercise Buyer’s rights hereunder or (iv) by Buyer in connection with any marketing material undertaken by Buyer. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Document, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that none of Seller or any Subsidiary or Affiliate thereof may disclose the name of or identifying information with respect to Buyer, its Affiliates or any other Indemnified Party, or any pricing terms (including, without limitation, the Pricing Rate, Facility Fees and, Purchase Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Buyer. The provisions set forth in this Section 31 shall survive the termination of this Agreement.

**SECTION 32. INTENT**

(a) The parties recognize that (i) this Agreement ~~together with all Transactions constitutes a single agreement; (ii) this Agreement~~ and each Transaction is a "repurchase agreement" as that term is defined in Section 101(47) of the Bankruptcy Code (to the extent that it has a Repurchase Date less than one year after the Purchase Date), a "master netting agreement" as that term is defined in Section 101(38A)(A) of the Bankruptcy Code and a "securities contract" as that term is defined in Section 741(7) of the Bankruptcy Code; (~~iii~~ii) all payments (*e.g.*, "margin payments" and "settlement payments" as defined in Bankruptcy Code sections 741(5) and (8)) hereunder have been made by, to or for the benefit of a "financial institution" as defined in Bankruptcy Code section 101(22), a "financial participant" as defined in Bankruptcy Code section 101(22A), a master netting agreement participant as defined in Bankruptcy Code section 101(38B) or a "repo participant" as defined in Bankruptcy Code section 101(46) and (~~iv~~iii) the grant of the security interests in Section 8 constitutes "a security agreement or other arrangement or other credit enhancement" that is "related to" the Agreement and Transactions hereunder within the meaning of Sections 101(47)(A)(v), 101(39)(A) and 741(7)(A)(xi) of the Bankruptcy Code. The parties further recognize and intend that this Agreement is an agreement to provide financial accommodations and is not subject to assumption pursuant to Bankruptcy Code Section 365(a).

~~(b) This Agreement is intended to be a~~ Without limiting the generality of the foregoing, the parties recognize and intend that each Transaction is a "repurchase transaction" or "reverse repurchase transaction" of "mortgage loans", "interests" in "mortgage loans" or of a "security" (as such terms are used in Section 741(7) of the Bankruptcy Code). Each party hereto further agrees that it shall not challenge, and hereby waives to the fullest extent available under applicable law its right to challenge, the characterization of this Agreement or any Transaction hereunder as a "master netting agreement," "repurchase agreement" and~~ a~~/or "securities contract~~,~~" within the meaning of ~~Sections 546, 555, 559, 362(b)(6) and 362(b)(7) of~~ the Bankruptcy Code.

(b) The parties further intend and acknowledge that ~~each party (i)~~(1) for so long as ~~each~~Buyer is a "financial institution," "financial participant~~," "repo participant~~" or ~~other~~another entity listed in Sections ~~546,~~ 555, 559, 561, 362(b)(6), 362(b)(7) or 362(b)(~~7~~27) of the Bankruptcy Code~~)~~, Buyer shall be entitled to, without limitation, the ~~"safe harbor" benefits and protections afforded under the Bankruptcy Code with respect~~liquidation, termination, acceleration, netting, set-off, and non-avoidability rights afforded to parties such as Buyer to~~ a~~ "repurchase ~~agreement" and a "securities contract." It is understood that either party~~agreements" pursuant to Sections 559, 362(b)(7) and 546(f) of the Bankruptcy Code, "securities contracts" pursuant to Sections 555, 362(b)(6) and 546(e) of the Bankruptcy Code, "master netting agreements" pursuant to Sections 561, 362(b)(27) and 546(j) of the Bankruptcy Code, as applicable, and (2) Buyer's right to ~~accelerate or terminate this Agreement or to~~ liquidate the Purchased ~~Mortgage Loans~~Assets delivered to it in connection with the Transactions hereunder or to accelerate or terminate this Agreement or otherwise exercise any other remedies pursuant to Section 14 ~~and 22 hereof is a contractual right to~~hereof is a contractual right to liquidate, accelerate~~,~~ or terminate ~~or liquidate this Agreement or~~ such Transaction as described in Bankruptcy Code Sections 555, 559 and ~~559 of the Bankruptcy Code; any payments~~561, as applicable and (ii) Buyer's right to set-off claims and appropriate and apply any and all deposits of money or ~~transfers of~~ property ~~made with~~

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73!Unexpected End of Formula USActive 59174144.11 respect to this Agreement or any Transaction to satisfy a Margin Deficit shall be considered a “margin payment” as such term is defined in Bankruptcy Code Section 741(5).or any other indebtedness at any time held or owing by Buyer to or for the credit of the account of any Affiliate against and on account of the obligations and liabilities of Seller pursuant to Section 22 hereof is a contractual right as described in Bankruptcy Code Sections 553 and 561. The parties intend that either party’s right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement or the Transactions hereunder is a contractual right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement as described in Section 561 of the Bankruptcy Code. (c) The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” a “repurchase agreement” and a “securities contract” as such terms are defined in FDIA and any rules, orders or policy statements thereunder. (c) (d) It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA). (d) (e) The parties agree and acknowledge that if a party hereto is determined to be a “covered financial company” as such term is defined in Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Orderly Liquidation Authority”), then each Transaction hereunder is a “qualified financial contract,” a “repurchase agreement” and a “securities contract” as such terms are defined in the Orderly Liquidation Authority and any rules, orders or policy statements thereunder. (f) Each party intends that this Agreement constitutes and shall be construed and interpreted as a “master netting agreement” within the meaning of Section 101(38A) of the Bankruptcy Code and as such term is used in Sections 561 and 362(b)(27) of the Bankruptcy Code. The parties intend that either party’s right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement or the Transactions hereunder is a contractual right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement as described in Section 561 of the Bankruptcy Code. (e) (g) The parties hereby agree that any provisions hereof or in any other document, agreement or instrument that is related in any way to the servicing of the Purchased Mortgage Loans shall be deemed either (i) part of the “agreement” as such term is used in Section 101(47)(A) of the Bankruptcy Code, (ii) “related to” this Agreement within the meaning of Sections 101(38A)(A) and 101(47)(A)(v) of the Bankruptcy Code and part of the “contract” as such term is used in Section 741(7)(A) of the Bankruptcy Code or (iii) to constitute “related terms” under this Agreement within the meaning of Section 101(47)(A)(i) of the Bankruptcy Code.

74!Unexpected End of Formula USActive 59174144.11 (f) The parties agree that this Agreement and each Transaction hereunder is intended to create a mutuality of obligations among the parties, and as such, this Agreement and each Transaction constitutes a contract that (i) is between all of the parties and (ii) places each party in the same right and capacity. (g) The parties acknowledge and agree that they have and will enter into this Agreement and each Transaction hereunder, in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other and therefore, are part of a single integrated, simultaneously closing suite of financial contracts. (h) The parties acknowledge and agree that each Custodian (Deutsche Bank National Trust Company, a “trust company” and U.S. Bank National Association, a “commercial bank”), will hold each Purchased Asset as a “custodian” on behalf of the Buyer or the Participation Trust, which is a “customer” in connection with a “securities contract” (as each such term is used in Section 101(22) of the Bankruptcy Code). The parties intend that in such capacity, each Custodian is serving as a “financial institution” (as defined in Section 101(22) of the Bankruptcy Code). SECTION 33. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS The parties acknowledge that they have been advised that (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission (“SEC”) under Section 15 of the Securities Exchange Act of 1934 (“1934 Act”), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 (“SIPA”) do not protect the other party with respect to any Transaction hereunder and (b) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable. SECTION 34. CONFLICTS In the event of any conflict between the terms of this Agreement, any other Program Document and any Confirmation, the documents shall control in the following order of priority: first, the terms of the Confirmation shall prevail, then the terms of the Pricing Letter shall prevail, then the terms of this Agreement shall prevail, and then the terms of the other Program Document shall prevail. SECTION 35. MISCELLANEOUS (a) Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the E-Sign, the New York State Electronic Signatures and Records Act and any other applicable

75!Unexpected End of Formula USActive 59174144.11 law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. (b) Captions. The captions and headings appearing herein are for included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. (c) Acknowledgment. Seller hereby acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Program Documents; (ii) Buyer has no fiduciary relationship to Seller; and (iii) no joint venture exists between any of Buyer on the one hand and Seller on the other. (d) Documents Mutually Drafted. Seller and Buyer agree that this Agreement each other Program Document prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof. (e) Amendments. This Agreement and each other Program Document may be amended from time to time by amendments to this Agreement, without further consent or assent by Seller and such amendments shall be effective immediately upon notice to Seller of the change and Mortgage LoansPurchased Assets sold to Buyer after the effective date shall be governed by the revised Agreement. (f) Authorizations. Any of the persons whose signatures and titles appear on Schedule 2 are authorized, acting singly, to act for Seller under this Agreement. (g) Owner Trustee. At no time shall title to any real estate owned property be vested in the Owner Trustee. Notwithstanding the foregoing sentence, in the event the Owner Trustee agrees in writing to any real property being taken, titled or recorded in its name: (i) the Seller shall determine if any environmental hazards exist with respect to the property and if so, no title shall be recorded and no action shall be taken in the name of the Owner Trustee without its prior written consent. Any request to the Owner Trustee to take title to property subject to environmental hazards shall be in writing and, if requested by the Owner Trustee in its sole discretion, be accompanied by a Phase I environmental report; and (ii) if the Seller becomes aware of any environmental hazard existing with respect to a property securing a mortgage or lien or other property titled in the name of the Owner Trustee, the Seller shall notify the Owner Trustee of the existence of such environmental hazard, and the Owner Trustee may, within [*] of receipt of such notice, direct the Seller to cause title to such property, mortgage or lien to be rerecorded in the name of the Buyer, or a servicer as nominee of the Buyer, or in the name of another nominee of the Buyer (other than the Owner Trustee) pursuant to a nominee agreement. The parties hereto are put on notice and hereby acknowledge and agree that (a) this Agreement is executed and delivered by Wilmington Savings Fund Society, FSB not individually or personally but solely as a trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Buyer is made and intended not as a personal representation, undertaking and agreement by Wilmington Savings Fund Society, FSB, but is made and intended for the purpose of binding only the Buyer, in its capacity as such, (c) nothing herein contained shall be construed as creating any liability on Wilmington Savings Fund Society, FSB, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties and by any person claiming by, through or under the parties hereto, (d) Wilmington Savings Fund Society, FSB has made no investigation as to the accuracy or

76!Unexpected End of Formula USActive 59174144.11 completeness of any representations and warranties made by the Buyer or any other party in this Agreement and (e) under no circumstances shall Wilmington Savings Fund Society, FSB be personally liable for the payment of any indebtedness or expenses of the Buyer or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Buyer under this Agreement or any other related documents. (h) Effect of Amendment and Restatement. From and after the date hereof, the Existing Repurchase Agreement shall be amended, restated and superseded in its entirety by this Agreement. The parties hereto acknowledge and agree that the liens and security interests granted under the Existing Repurchase Agreement are, in each case, continuing in full force and effect and, upon the amendment and restatement of the Existing Repurchase Agreement pursuant to this Agreement, such liens and security interests secure and continue to secure the payment of the Obligations. (i) No Novation, Effect of Agreement. Seller and Buyer have entered into this Agreement solely to amend and restate in their entirety the terms of the Existing Repurchase Agreement and do not intend this Agreement or the transactions contemplated hereby to be, and this Agreement and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller under or in connection with the Existing Repurchase Agreement or any other Program Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Obligations of Seller under the Existing Repurchase Agreement are preserved, and (ii) any reference to the Existing Repurchase Agreement in any such Program Document shall be deemed to reference this Agreement. SECTION 36. GENERAL INTERPRETIVE PRINCIPLES For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender; (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; (c) references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement; (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions; (e) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; (f) the term “include” or “including” shall mean without limitation by reason of enumeration; (g) all times specified herein or in any other Program Document (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated; and (h) all references herein or in any Program Document to “good faith” means good faith as defined in Section 1-201(19) of the UCC as in effect in the State of New York. SECTION 37. CERTAIN MATTERS REGARDING THE SERIES 2023-GOT TRUST (a) The parties hereto hereby acknowledge and agree that the Series 2023-GOT Trust is a series trust pursuant to Section 3804(a) and 3806(b)(2) of the Delaware Statutory Trust Act, 12 Del. Code § 3801 et seq. (the “Act”) and enters into any applicable Program Document solely with respect to such Series 2023-GOT (each, an “Applicable Series”). Each party hereto hereby acknowledges and agrees that (a) the Applicable Series is a separate series of the UTI Trust as provided in Section 3806(b)(2) of the Act, (b) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Applicable Series or the related Transaction SUBI Portfolio shall be enforceable against such Transaction SUBI Portfolio only and not against any Other Series, Other Series Assets or the UTI Portfolio,

77!Unexpected End of Formula USActive 59174144.11 (c) except to the extent required by law, UTI Assets or Other Series Assets shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to any other Series, including the Transaction Series, in respect of such claim, (d) no creditor or holder of a claim relating to a Series or the Series Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI and the UTI Portfolio or any other Series or the assets allocated thereto and (e) it will maintain separate and distinct records for the Applicable Series, the UTI and each applicable Series in accordance with the Series Trust Agreement, the Series 2023-GOT Series Supplement and Section 3804(a) of the Act. Buyer hereby irrevocably releases all claims to the assets of the UTI Trust allocated to the UTI Portfolio and each Other Series Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the UTI Trust allocated to the UTI Portfolio and each Other Series Portfolio. (b) To the fullest extent permitted by applicable law, Buyer covenants and agrees that prior to the date which is [*] after the date upon which all obligations under each Financing (as defined in the MPSA) have been paid in full, it will not institute against, or join any other Person in instituting against, the UTI Trust, any other Special Purpose Entity, or any general partner or of any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any Obligations hereunder; provided, however, that nothing in this Section 37 shall prohibit the Buyer from filing proofs of claim in any suit in equity, action at law or other judicial or administrative proceeding. This Section 37 shall survive the termination or assignment of the Program Agreements; provided, however, nothing in this Section shall preclude, or be deemed to stop, the Buyer (i) from taking any action prior to the expiration of the aforementioned period in (A) any case or proceeding voluntarily filed or commenced by any other Person or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Buyer (other than joining such Person in instituting, filing or commencing such involuntary proceeding), or (ii) from commencing against the UTI Trust or Series 2023-GOT Trust or any of its property any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding; provided further that nothing contained herein shall prevent the Buyer filing proofs of claim in any suit in equity, action at law or other judicial or administrative proceeding. (c) Capitalized terms used in this Section 37 and not otherwise defined herein shall have the meaning set forth in the Series Trust Agreement or Series 2023-GOT Series Supplement, as applicable. [THIS SPACE INTENTIONALLY LEFT BLANK]

Sch. 1-1Signature Page (Credigy – FAR (Project Hobbes)) !Unexpected End of Formula USActive 59174144.11 /s/ Jason B. Hill IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above. BUYER: GRAND OAK TRUST By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely in its capacity as Owner Trustee of Grand Oak Trust By: _________________________________________ Name: Jason B. Hill Title: Vice President Address for Notices: Grand Oak Trust [*] [*] Attention: General Counsel with a copy to: General Counsel [*] [*]

Signature Page (Credigy – FAR (Project Hobbes)) USActive 59174144.11 /s/ Robert Conway SELLER: FINANCE OF AMERICA REVERSE LLC By: _________________________________________ Name: Robert Conway Title: Treasurer Address for Notices: Bob Conway Treasurer Finance of America Holdings LLC 30 East 7th St., Suite 2350, St. Paul, MN 55101 [*] With a copy to Finance of America Holdings LLC 5830 Granite Parkway, Suite 400 Plano, TX 75024 Attention: Legal Email: [*]

Sch. 1-A-1!Unexpected End of Formula USActive 59174144.11 SCHEDULE 1-A REPRESENTATIONS AND WARRANTIES WITH RESPECT TO SUBJECT MORTGAGE LOANS Seller represents and warrants to Buyer, with respect to each Subject Mortgage Loan, that as of the Purchase Date for the purchase of any Purchased Mortgage LoansAsset by Buyer from Seller and as of the date of this Agreement and any Transaction hereunder and at all times while the Program Documents and any Transaction hereunder is in full force and effect, that the following are true and correct, other than with respect to any Scratch & Dent Loans to the extent that the Enumerated Defect with respect thereto causes such representations and warranties to not be accurate and has been disclosed to Buyer in the related Transaction Request. For purposes of this Schedule 1 and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Subject Mortgage Loan if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Subject Mortgage Loan. With respect to those representations and warranties which are made to the best of Seller’s knowledge, if it is discovered by Seller or Buyer that the substance of such representation and warranty is inaccurate, notwithstanding Seller’s lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty. (a) Mortgage Loans as Described. The information set forth in the Mortgage LoanPurchased Asset Schedule is complete, true and correct. (b) Payments Current. No payment required under the Mortgage Loan is [*] or more delinquent nor has any payment under the Mortgage Loan been [*] or more delinquent at any time since the origination of the Mortgage Loan. (c) [RESERVED] (d) Approved Underwriting Guidelines. The Mortgage Loan satisfies the Approved Underwriting Guidelines and Applicable Requirements. (e) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage Loan, and, with respect to any Mortgage Loan that is not a HomeSafe Second, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, if applicable, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by [*] the Due Date of the first installment of principal and interest. (f) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect. No Mortgagor has been released, in whole or in part from the security contemplated by the Mortgage. (g) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the

Sch. 1-A-2!Unexpected End of Formula USActive 59174144.11 Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at, or subsequent to, the time the Mortgage Loan was originated. (h) Hazard Insurance. Except with respect to any HomeSafe Second, pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Approved Underwriting Guidelines. If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration as in effect which policy conforms to the Approved Underwriting Guidelines. All individual insurance policies contain a standard mortgagee clause naming Originator and its successors and assigns as mortgagee, and all premiums thereon have been paid and such policies may not be reduced, terminated or cancelled without [*] prior written notice to the mortgagee. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and, in the case of a Purchased Mortgage Loan, inure to the benefit of Buyer upon the consummation of the transactions contemplated by this Agreement. Seller has not engaged in, and has no knowledge of the Mortgagor’s or any servicer’s having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of such policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Seller. (i) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, anti-predatory lending laws, laws covering fair housing, fair credit reporting, community reinvestment, homeowners equity protection, equal credit opportunity, mortgage reform and disclosure laws or unfair and deceptive practices laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations. Seller shall maintain in its possession, available for Buyer’s inspection, and shall deliver to Buyer upon demand, evidence of compliance with all requirements set forth herein. (j) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would affect any such release, cancellation, subordination or rescission. Originator has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has Originator waived any default resulting from any action or inaction by the Mortgagor. (k) Location and Type of Mortgaged Property. The Mortgaged Property is a fee simple property located in the state identified in the Mortgage LoanPurchased Asset Schedule except that

Sch. 1-A-3!Unexpected End of Formula USActive 59174144.11 with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the Mortgaged Property may be a leasehold estate and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual residential condominium in a low-rise or high-rise condominium, or an individual unit in a planned unit development, provided, however, that any condominium or planned unit development shall conform with the Approved Underwriting Guidelines. The Mortgaged Property is not raw land. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes. (l) Valid Lien. (i) Each Mortgage (other than with respect to a HomeSafe Second) is a valid and subsisting first lien of record on a single parcel of real estate constituting the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time, subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to prudent mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. The lien of the Mortgage is subject only to: (a) the lien of current real property taxes and assessments not yet due and payable. (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property (items (a) through (c), collectively, the “Permitted HomeSafe Encumbrances”). (ii) Each Mortgage with respect to a HomeSafe Second is a valid and subsisting second lien of record on a single parcel of real estate constituting the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time, subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to prudent mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such

Sch. 1-A-4!Unexpected End of Formula USActive 59174144.11 Mortgage. The Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property for such HomeSafe Second. The lien of the Mortgage is subject only to: (a) (x) the first lien of record previously disclosed to Buyer and specifically considered in the origination of the Mortgage Loan and the determination of the Principal Limit of such Mortgage Loan and (y) the lien of current real property taxes and assessments not yet due and payable. (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property (items (a) through (c), collectively, the “Permitted HomeSafe Second Encumbrances” and together with the Permitted HomeSafe Encumbrances, the “Permitted Encumbrances”). With respect to each of clauses (i) and (ii), any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority (or, solely in the case of a HomeSafe Second, a second lien and second priority) security interest on the property described therein and, in the case of a Purchased Mortgage Loan, Originator has full right to sell and assign the same to Buyer. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage. (m) Validity of Mortgage Documents. The Mortgage Note, withWith respect to all Purchased Mortgage Loans other than the Select Advance Loans, the Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with asuch Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the Mortgage Loan or in the application or any insurance in relation to such Mortgage Loan. Seller has reviewed all of the documents constituting the Mortgage File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

Sch. 1-A-5!Unexpected End of Formula USActive 59174144.11 (n) Full Disbursement of Proceeds. The Mortgage Loan has been closed and, except with respect to theany Mortgage Loan that is a HomeSafe Selects, the Select Advance Loans, and theor a HomeSafe Flex, the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note, if applicable, or Mortgage except with respect to theany Mortgage Loan that is a HomeSafe Selects, the Select Advance Loans, and theor a HomeSafe Flex. All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. (o) Ownership. Seller or the Participation Trust, as applicable, is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each related Mortgage Note and upon the sale of the Mortgage Loans to Buyer, SellerSeller or the Participation Trust, as applicable, will retain the Mortgage Files or any part thereof with respect thereto not delivered to the Custodian, Buyer or Buyer’s designee, in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan. TheNo Purchased Mortgage Loan is not assigned or pledged, and Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Purchased Mortgage Loan to Buyer free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest (except with respect to HomeSafe Seconds, where such title is subject to a first-lien), and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Purchased Mortgage Loan pursuant to this Agreement and following the sale of each Purchased Mortgage Loan, Buyer will own such Purchased Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest (except with respect to HomeSafe Seconds, where such title would be subject to a first-lien). Seller intends to relinquish all rights to possess, control and monitor the Purchased Mortgage Loan. (p) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state. (q) LTV. No Mortgage Loan (other than a HomeSafe Second) has an LTV as of its origination date greater than [*]. No HomeSafe Second has a CLTV as of its origination date greater than [*]. (r) Title Insurance. Except with respect to any HomeSafe Second, the Mortgage Loan is covered by an ALTA lender’s title insurance policy, or with respect to any Mortgage Loan for which the related Mortgaged Property is located in California a CLTA lender’s title insurance policy, or other generally acceptable form of policy or insurance acceptable in accordance with the Approved Underwriting Guidelines and each such title insurance policy is issued by a title insurer acceptable in accordance with the Approved Underwriting Guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring Originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (l) of this Schedule 1, and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the

Sch. 1-A-6!Unexpected End of Formula USActive 59174144.11 provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. Originator, its successors and assigns, are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person or entity, and no such unlawful items have been received, retained or realized by Originator. (s) No Defaults. Except with respect to payments due but not yet [*] or more delinquent, there is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither Originator, Seller nor any of their respective affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration. (t) No Mechanics’ Liens. There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage. All repair Set-Aside Amounts stated in the Mortgage Loan Documents are completed in accordance with Applicable Requirements. (u) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property, other than as provided in a recorded easement. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. (v) Origination; Payment Terms. The Mortgage Loan was originated by Originator. Originator is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to 12 U.S.C. § 1715z––20, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority. The mortgage interest rate as well as the lifetime rate cap (other than with respect to any HomeSafe Select) and the periodic cap are as set forth on the Mortgage LoanPurchased Asset Schedule. Any interest payments required to be made on the related Mortgage Note, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the mortgage interest rate on each interest rate adjustment date, with interest calculated and payable in arrears. There are no Mortgage Loans which contain a provision allowing the Mortgagor to convert the Mortgage Note from an adjustable interest rate Mortgage Note to a fixed interest rate Mortgage Note. (w) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a

Sch. 1-A-7!Unexpected End of Formula USActive 59174144.11 Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee’s sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead, spousal consent or other exemption or other right available to the Mortgagor or any other person, or restriction on Originator or any other person, including without limitation, any federal, state or local, law, ordinance, decree, regulation, guidance, attorney general action, or other pronouncement, whether temporary or permanent in nature, that would interfere with, restrict or delay, either (x) the ability of Seller, Buyerthe holder or any servicer or any successor servicer to perfect or enforce any Lien, (y) the ability of Seller, Buyerthe holder or any servicer or any successor servicer to sell the related Mortgaged Property at a trustee’s sale or otherwise, or (z) the ability of Seller, Buyerthe holder or any servicer or any successor servicer to foreclose on the related Mortgage. (x) Conformance with Approved Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Approved Underwriting Guidelines (a copy of which has been delivered to Buyer) and Applicable Requirements. The Originator has not made any representations to a Mortgagor that are inconsistent with the mortgage instruments used. (y) Occupancy of the Mortgaged Property. The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Proof of such occupancy has been established by Originator in accordance with Applicable Requirements. (z) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (l) above. (aa) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Buyer to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor. (bb) [Reserved.] (cc) Delivery of Mortgage Documents. The Mortgage Note (if applicable), the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the Custodial Agreement for each Mortgage Loan have been delivered to the Custodian. Seller has delivered or caused to be delivered a complete, true and accurate Mortgage File to the Custodian. (dd) Representations and Warranties. The representations and warranties required by the Approved Underwriting Guidelines, if any, have been satisfied and remain true and correct. (ee) Transfer of Mortgage Loans. The Assignment of Mortgage with respect to each Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located. The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by Originator or Seller (if not Originator) are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction.

Sch. 1-A-8!Unexpected End of Formula USActive 59174144.11 (ff) Due-On-Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balancePrincipal Balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, and to the best of Seller’s knowledge, such provision is enforceable. (gg) Assumability. No Mortgage Loan is assumable. (hh) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by Originator, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature. (ii) Consolidation of Future Advances. Except with respect to Select Advance Loans, anyAny future advances made to the Mortgagor prior to the Purchase Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority (or, solely in the case of a HomeSafe Second, second lien priority) by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable in accordance with the Approved Underwriting Guidelines. The consolidated principal amount does not exceed the Principal Limit amount of the Mortgage Loan. All Principal Advances made on or prior to the related Cut-off Date have been made in a timely fashion and in accordance with the terms of the Mortgage and the Mortgage Note and the Approved Underwriting Guidelines. (jj) Mortgaged Property Undamaged; No Condemnation Proceedings. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. Originator has completed any property inspections required by the Approved Underwriting Guidelines, and such inspections, if any, show no evidence of property damage or deferred maintenance, unless the property damage and deferred maintenance was considered part of the initial repair Set-Aside Amounts disclosed in the related Mortgage Loan Documents on the related loan closing date. (kk) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination, servicing and collection practices used by Originator and Seller with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due have been capitalized under the Mortgage or the Mortgage Note. All mortgage interest rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related interest rate adjustment date. If, pursuant to the terms of the Mortgage Note, another index was

Sch. 1-A-9!Unexpected End of Formula USActive 59174144.11 selected for determining the mortgage interest rate, the same index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. Originator executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the mortgage interest rate and the Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited. (ll) No Violation of Environmental Laws. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property. (mm) Servicemembers Civil Relief Act of 2003. The Mortgagor has not notified Originator or Seller, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003. (nn) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by Originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of the Approved Underwriting Guidelines and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. (oo) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by, and Originator has complied with, all applicable law with respect to the making of the Mortgage Loans. Seller shall maintain such statement in the Mortgage File. (pp) [Reserved]. (qq) Value of Mortgaged Property. Seller has no knowledge of any circumstances existing that could reasonably be expected to adversely affect the value or the marketability of any Mortgaged Property or Mortgage Loan or to cause the Mortgage Loans to prepay during any period materially faster or slower than similar mortgage loans held by Seller generally secured by properties in the same geographic area as the related Mortgaged Property. (rr) No Defense to Insurance Coverage. Originator or Seller, as applicable, has caused or will cause to be performed any and all acts required to preserve the rights and remedies of Buyer in any insurance policies applicable to the Purchased Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of Buyer. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Purchase Date (whether or not known to Originator or Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any applicable, special hazard insurance policy, or applicable bankruptcy bond (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of

Sch. 1-A-10!Unexpected End of Formula USActive 59174144.11 Originator, Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay. (ss) [Reserved]. (tt) Prior Servicing. Each Mortgage Loan has been serviced in all material respects in strict compliance with Accepted Servicing Practices. (uu) Credit Information. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by Seller to Buyer, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to Buyer and Buyer is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage. Seller shall hold Buyer harmless from any and all damages, losses, costs and expenses (including attorney’s fees) arising from disclosure of credit information in connection with Buyer’s secondary marketing operations and the purchase and sale of mortgages or Servicing Rights thereto. (vv) Leaseholds. If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor’s consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee’s default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than [*]; (5) the term of such lease does not terminate earlier than [*] after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice. (ww) Prepayment Penalty. No Mortgage Loan is subject to a prepayment penalty. (xx) Predatory Lending Regulations. No Mortgage Loan (i) is subject to Section 1026.32 of Regulation Z or any similar state law (relating to high interest rate credit/lending transactions) or (ii) is subject to any law, regulation or rule that (A) imposes liability on a mortgagee or a lender to a mortgagee for upkeep to a Mortgaged Property prior to completion of foreclosure thereon, or (B) imposes liability on a lender to a mortgagee for acts or omissions of the mortgagee or otherwise defines a mortgagee in a manner that would include a lender to a mortgagee. No Mortgagor was encouraged or required to select a Mortgage Loan product offered by Originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by Originator. If, at the time of loan application, the Mortgagor qualified for a lower cost credit product then offered by Originator’s standard mortgage channel (if applicable), Originator directed the Mortgagor towards such standard mortgage channel, or offered such lower-cost credit product to the Mortgagor.

Sch. 1-A-11!Unexpected End of Formula USActive 59174144.11 (yy) Ohio Stated Income Exclusion. Each Mortgage Loan with an origination date on or after January 1, 2007 which is secured by Mortgaged Property located in Ohio was originated pursuant to a program which requires verification of the borrower’s income in accordance with “Full and Alternative Documentation” programs as described within the Approved Underwriting Guidelines. (zz) Origination. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan. (aaa) Single-premium Credit or Life Insurance Policy. In connection with the origination of any Mortgage Loan, no proceeds from any Mortgage Loan were used to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation or debt suspension agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation or debt suspension agreement in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation or debt suspension agreements as part of the origination of, or as a condition to closing, such Mortgage Loan. (bbb) Tax Service Contract; Flood Certification Contract. Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract and a paid in full, life of loan, flood certification contract and, in the case of the Purchased Mortgage Loans, each of these contracts is assignable to Buyer. (ccc) Qualified Mortgage. Except with respect to any HomeSafe Second, the Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code. (ddd) Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust (if the related Mortgaged Property is located in Illinois) or a trustee under a “living trust” and such “living trust” is in compliance with the Approved Underwriting Guidelines for such trusts. (eee) Recordation. Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to Buyer or the Participation Trust, as applicable) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of Originator or Seller, or is in the process of being recorded. (fff) [Reserved.] (ggg) Georgia Mortgage Loans. There is no Mortgage Loan that was originated on or after March 7, 2003 that is a “high cost home loan” as defined under the Georgia Fair Lending Act. (hhh) Illinois Mortgage Loans. All Mortgage Loans originated on or after September 1, 2006 secured by property located in Cook County, Illinois are recordable at the time of origination. (iii) Subprime Mortgage Loans. No Mortgage Loan is a “Subprime Home Loan” as defined in New York Banking Law 6-m, effective September 1, 2008.

Sch. 1-A-12!Unexpected End of Formula USActive 59174144.11 (jjj) Balloon Mortgage Loans. No Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than [*]. (kkk) Adjustable Rate Mortgage Loans. Each Mortgage Loan that is an adjustable rate Mortgage Loan and that has a residential loan application date on or after September 13, 2007, complies in all material respects with the Interagency Statement on Subprime Mortgage Lending, 72 FR 37569 (July 10, 2007), regardless of whether Originator or Seller is subject to such statement as a matter of law. (lll) Mortgage Loans. Each Mortgage Loan had a principal balancePrincipal Balance at its origination that did not exceed the loan limits of the Approved Underwriting Guidelines as ofin effect on the Purchase Date or anythe Additional Advance Date, as applicable. (mmm) Nontraditional Mortgage Loan. Each Mortgage Loan that is a “nontraditional mortgage loan” within the meaning of the Interagency Guidance on Nontraditional Mortgage Product Risks, 71 FR 58609 (October 4, 2006), and that has a residential loan application date on or after September 13, 2007, complies in all material respects with such guidance, regardless of whether Originator or Seller is subject to such guidance as a matter of law. (nnn) Mandatory Arbitration. No Mortgage Loan is subject to mandatory arbitration. (ooo) [Reserved]. (ppp) [Reserved]. (qqq) Prior Financing. The transfer to Buyer of each Purchased Mortgage Loan that has been subject to any other repurchase agreement or credit facility prior to the initial Purchase Date of such Purchased Mortgage Loan is free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or other security interest relating to such prior repurchase agreement or credit facility. (rrr) Mortgagors; Mortgaged Property. With respect to each Mortgage Loan (i) all requirements as to any improvement and/or repair to the Mortgaged Property and to the disbursement of set-aside amountsSet-Aside Amounts for such Mortgage Loan have been complied with; (ii) all Principal Advances secured by the related Mortgage are consolidated and such consolidated principal amount bears a single interest rate as set forth in the Mortgage LoanPurchased Asset Schedule; (iii) no portion of any proceeds of such Mortgage Loan received by the related Mortgagor on the closing date of such Mortgage Loan were disbursed at the closing for any purpose prohibited under the Approved Underwriting Guidelines relating to reverse mortgage loans (including, without limitation, for estate planning purposes); (iv) such Mortgage Loan is eligible to be pooled into a mortgage-backed security, but, with respect to a Purchased Mortgage Loan, no participation in such Purchased Mortgage Loan shall have been pooled into a mortgage- backed securitization; (v) the related Mortgaged Property is lawfully occupied by the Mortgagor as such Mortgagor’s primary residence; (vi) the related Principal Limit, all scheduled payments and other calculation terms have each been calculated in accordance with and comply with all requirements of the Approved Underwriting Guidelines relating to reverse mortgage loans; (vii) such Mortgage Loan bears interest at a rate of interest permitted in accordance with the provisions of the Approved Underwriting Guidelines; (viii) each Mortgagor is an eligible Mortgagor in accordance with the requirements of the Approved Underwriting Guidelines; (ix) each Mortgagor has received all counseling required under the Approved Underwriting Guidelines and (x) the Custodian holds the related Mortgage Note. (sss) Maturity Events. With respect to each Mortgage Loan, no Maturity Events under the related Mortgage Note have occurred, including, without limitation: (1) the sale, conveyance, transfer or assignment of any part of the Mortgaged Property where no other Mortgagor retains title to such

Sch. 1-A-13!Unexpected End of Formula USActive 59174144.11 Mortgaged Property; (2) the death of a Mortgagor and the Mortgaged Property is not the principal residence of at least one surviving Mortgagor; (3) the Mortgaged Property ceases to be the principal residence of a Mortgagor for reasons other than death and such Mortgaged Property is not the principal residence of at least one surviving Mortgagor; (4) a Mortgagor fails to occupy the Mortgaged Property for a period of longer than [*] because of physical or mental illness and the Mortgaged Property is not the principal residence of at least one other Mortgagor; or (5) a Mortgagor fails to perform any of its obligations under the Mortgage Loan. (ttt) FHA Mortgage Insurance. With respect to each Mortgage Loan that is a HECM Buyout, the applicable FHA Mortgage Insurance Certificate is in full force and effect, and there exists no defense or impairment to full recovery thereunder to the maximum extent provided thereby, without, in the case of any Mortgage Loan, indemnity to HUD or FHA. Each FHA Mortgage Insurance Certificate is the valid, binding and enforceable obligation of FHA to the full extent provided thereby, without surcharge, set-off or defense, and all actions that are necessary to ensure that such FHA Mortgage Insurance Certificate remains so valid, binding and enforceable have been taken. The insurance amount with respect to each Mortgage Loan that is a HECM Buyout will be an amount that is payable in accordance with the FHA Regulations and such amount will be at least equal to the unpaid principal limit applicable to the related Mortgage Loan. All provisions of such FHA Mortgage Insurance Certificate have been and are being complied with, such document is in full force and effect, and all premiums due thereunder have been paid. Such Mortgage Loan obligates the mortgagee thereunder to maintain the FHA Mortgage Insurance Certificate and to pay all premiums and charges in connection therewith. (uuu) Assignment to FHA. With respect to any HECM Buyout, the related Mortgage Loan is assignable to FHA within [*] of the related Purchase Date. Seller satisfies all eligibility requirements necessary to assign such Mortgage Loan to FHA in exchange for payment from FHA in accordance with the related FHA Mortgage Insurance Certificate. Seller shall perform all acts and take all action so that the Mortgage Loan relating to such HECM Buyout satisfies all requirements for (i) immediate assignment to the FHA or (ii) submission of an appraisal based claim or sales based claim to the FHA within [*] following the related Purchase Date therefor.

Sch. 21-B-1!Unexpected End of Formula!Unexpected End of Formula USActive 59174144.11 SCHEDULE 1-B REPRESENTATIONS AND WARRANTIES WITH RESPECT TO PARTICIPATION INTERESTS (1) Participation Interests. The representations and warranties with respect to the related Mortgage Loan set forth on Schedule 1-A are true and correct in all material respects. (2) Compliance with Law. Each Participation Interest complies in all material respects with, or is exempt from, all applicable requirements of federal, state or local law relating to such Participation Interest. (3) Good and Marketable Title. Immediately prior to the sale, transfer and assignment to the Series 2023-GOT Trust thereof, the Seller has good and marketable title to, and is the sole owner and holder of, the Participation Interests, and Seller is transferring such Participation Interests free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Participation Interests. Upon consummation of the purchase contemplated to occur in respect of such Participation Interests, Seller will have validly and effectively conveyed to the Series 2023-GOT Trust all legal and beneficial interest in and to such Participation Interests free and clear of any pledge, lien, encumbrance or security interest and upon the filing of a financing statement covering the Participation Interests in the State of Delaware and naming Series 2023-GOT Trust, as debtor, and Buyer, as secured party, the Lien granted pursuant to the Pledge Agreement will constitute a valid, perfected first priority Lien on the Participation Interests in favor of the Buyer, enforceable as such against all creditors of Series 2023-GOT Trust, and any Persons purporting to purchase the Participation Interests from Series 2023-GOT Trust. (4) No Fraud. No fraudulent acts were committed by Seller or any of its Affiliates in connection with the issuance of such Participation Interests. (5) No Defaults. No (i) monetary default, breach or violation exists with respect to any agreement or other document governing or pertaining to such Participation Interests, (ii) non-monetary default, breach or violation exists with respect to such Participation Interests, or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or violation of such Participation Interests. (6) No Modifications. Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Participation Interests and Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists. (7) Power and Authority. Seller has full right, power and authority to sell and assign such Participation Interests and such Participation Interests have not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof. (8) Consents and Approvals. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the Participation Interest Documents and any other documents governing such Participation Interests, other than pursuant to the terms of the Program Documents and the Participation Interest Documents, no consent or approval by any Person is required in connection with Seller’s transfer and/or Series 2023-GOT Trust’s acquisition of such Participation Interests, for Series 2023- GOT Trust’s exercise of any rights or remedies in respect of such Participation Interests or for the Series 2023-GOT Trust’s sale, pledge or other disposition of such Participation Interests. No third party holds

Sch. 21-B-2!Unexpected End of Formula!Unexpected End of Formula USActive 59174144.11 any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies with respect to such Participation Interests. (9) No Governmental Approvals. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for any transfer or assignment by the Seller of such Participation Interests to the Series 2023-GOT Trust. (10) Original Certificates. The Participation Interests are not represented by any “security certificates” (as defined in Section 8-102(a)(16) of the Code). To the extent any Participation Certificate (as defined in the MPSA) representing the Participation Interests exists, Seller has delivered such original Participation Certificate representing 100% of the Participation Interests, to the Buyer and endorsed in blank by the Series 2023-GOT Trust. (11) No Litigation. Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Participation Interests is or may become obligated. (12) Duly and Validly Issued. Each of the Underlying Participation Interests is duly and validly issued.

Sch. 1-C-1!Unexpected End of Formula USActive 59174144.11 SCHEDULE 1-C REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SERIES 2023-GOT TRUST CERTIFICATE (1) As of the related Purchase Date, the Series 2023-GOT Trust Certificate constitutes 100% of the beneficial ownership interest in the Series 2023-GOT Trust. (2) The Series 2023-GOT Trust (i) is not required to register under the Investment Company Act based upon the exemption provided by Section 3a-7 of the Investment Company Act (although other exemptions or exclusions may be applicable), and (ii) is not a “covered fund” within the meaning of the final regulations issued December 10, 2013, implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, commonly known as the “Volcker Rule”. (3) The Series 2023-GOT Trust Certificate has been duly and validly issued in compliance with the Series 2023-GOT Series Supplement. Seller has delivered the original Series 2023-GOT Trust Certificate representing 100% of the Series 2023-GOT Trust, to the Buyer and endorsed in blank by the Seller. (4) As of the related Purchase Date, Seller is the record and beneficial owner of, and has title to the Series 2023-GOT Trust Certificate representing all of the beneficial and equitable ownership interests in the Series 2023-GOT Trust, free of any and all liens or options in favor of, or claims of, any other Person, except the security interests created by the Program Documents or by or through Buyer. (5) It is the intent of the Seller that the Series 2023-GOT Trust Certificate constitutes a “security” as that term is defined in Section 8-102 of the Uniform Commercial Code and that the Series 2023-GOT Trust Certificate be governed by Article 8 of the Uniform Commercial Code.

Sch. 2-1!Unexpected End of Formula USActive 59174144.11 SCHEDULE 2 RESPONSIBLE OFFICERS SELLER AUTHORIZATIONS Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement: Name Title Signature Robert Conway Treasurer /s/ Robert Conway Jeremy Prahm Managing Director /s/ Jeremy Prahm

Sch. 3-1!Unexpected End of Formula!Unexpected End of Formula USActive 59174144.11 SCHEDULE 3 SCHEDULED INDEBTEDNESS [*]

Sch. 4-1!Unexpected End of Formula!Unexpected End of Formula USActive 59174144.11 SCHEDULE 4 MORTGAGE LOANPURCHASED ASSET SCHEDULE [See attached.] [*]

Sch. 5-1!Unexpected End of Formula!Unexpected End of Formula USActive 59174144.11 SCHEDULE 5 BUYER’S WIRE INSTRUCTIONS [*]

Sch. 6-1!Unexpected End of Formula!Unexpected End of Formula USActive 59174144.11 SCHEDULE 6 APPROVED ORIGINATORS American Advisors Group Synergy One Lender, Inc. Finance of America Mortgage LLC

Sch. 6-1!Unexpected End of Formula!Unexpected End of Formula USActive 59174144.11 SCHEDULE 7 APPROVED GUARANTEES None.

!Unexpected End of Formula !Unexpected End of FormulaSch. 7-1!Unexpected End of Formula USActive 59174144.11 SCHEDULE 8 PRIOR EXECUTIVE OFFICES AND LEGAL NAME Prior Legal Names: Jurisdiction: Entity Type: Date Range: Urban Financial Group, Inc. Oklahoma Corporation October 15, 2003 to November 26, 2013 Urban Financial of America, LLC Delaware Limited Liability Company November 26, 2013 to November 20, 2015 Prior Executive Office: 8909 South Yale Avenue Tulsa, OK 74137

!Unexpected End of Formula !Unexpected End of FormulaSch. 14-1 USActive 59174144.11 SCHEDULE 9 ORGANIZATIONAL CHART [*]

!Unexpected End of Formula !Unexpected End of FormulaSch. 14-2 USActive 59174144.11 (2) (1)

Exh. A-1!Unexpected End of Formula USActive 59174144.11 EXHIBIT A [RESERVED.]

Exh. B-1!Unexpected End of Formula USActive 59174144.11 EXHIBIT B FORM OF SELLER’S OFFICER’S CERTIFICATE The undersigned, ____________ of Finance of America Reverse LLC, a Delaware limited liability company (the “Seller”), hereby certifies as follows: 1. Attached hereto as Exhibit 1 is a copy of the formation documents of the Seller, as certified by the Secretary of State of the State of [STATE]. 2. Neither any amendment to the formation documents of the Seller nor any other charter document with respect to the Seller has been filed, recorded or executed since _______ __, ____, and no authorization for the filing, recording or execution of any such amendment or other charter document is outstanding. 3. Attached hereto as Exhibit 2 is a true, correct and complete copy of the Bylaws of the Seller as in effect as of the date hereof and at all times since _______ __, ____. 4. Attached hereto as Exhibit 3 is a true, correct and complete copy of resolutions adopted by the Seller by unanimous written consent on _______ __, 20__ (the “Resolutions”). The Resolutions have not been further amended, modified or rescinded and are in full force and effect in the form adopted, and they are the only resolutions adopted by the Seller relating to the execution and delivery of, and performance of the transactions contemplated by the Amended and Restated Master Repurchase Agreement dated as of April 26, 2019 (February 28, 2023, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 26, 2023, and that certain Second Amendment to Amended and Restated Master Repurchase Agreement, dated as of May 31, 2023 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among the between Finance of America Reverse LLC (“Seller”) and Grand Oak Trust (the “Buyer”). 5. The Repurchase Agreement is substantially in the form approved by the Resolutions or pursuant to authority duly granted by the Resolutions. 6. Attached hereto as Exhibit 4 is a true, correct and complete copy of the Certificate of Status of the Seller, as certified by the Secretary of State of the State of ______ and no event has occurred since the date thereof which would impair such status. 7. The undersigned, as a officers of the Seller or as attorney-in-fact, are authorized to and have signed manually the Repurchase Agreement or any other document delivered in connection with the transactions contemplated thereby, were duly elected or appointed, were qualified and acting as such officer or attorney-in-fact at the respective times of the signing and delivery thereof, and were duly authorized to sign such document on behalf of the Seller, and the signature of each such person appearing on any such document is the genuine signature of each such person. Name Title Signature

Exh. B-2!Unexpected End of Formula USActive 59174144.11 IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller. Dated:____________________ [Seal] By: _________________________ Name: _________________ Title: [Vice] President I, ________________________, an [Assistant] Secretary of [name of Seller], hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of [name of Seller] and that the signature appearing above is [her] [his] genuine signature. IN WITNESS WHEREOF, I have hereunto signed my name. Dated:____________________ By: _________________________ Name: _________________ Title: [Assistant] Secretary

Exh. B-3!Unexpected End of Formula USActive 59174144.11 Exhibit 3 to Officer’s Certificate of the Seller RESOLUTIONS OF SELLER The undersigned, being the directors of [______________________], a [type of entity] (the “Company”), do hereby consent to the taking of the following action without a meeting and do hereby adopt the following resolutions by written consent pursuant to Section ____________ of ______________ of the State of __________: WHEREAS, it is in the best interests of the Company to transfer from time to time to Buyer Mortgage LoansPurchased Assets against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Company such Mortgage LoansPurchased Assets at a date certain or on demand, against the transfer of funds by Company pursuant to the terms of the Repurchase Agreement. NOW, THEREFORE, be it RESOLVED, that the execution, delivery and performance by the Company of the Amended and Restated Master Repurchase Agreement (dated as of February 28, 2023, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 26, 2023, and that certain Second Amendment to Amended and Restated Master Repurchase Agreement, dated as of May 31, 2023 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”) to be entered into by the Company, between Finance of America Reverse LLC (“Seller”) and Grand Oak Trust, as (“Buyer, substantially in the form of the draft dated April 26, 2019”), attached hereto as Exhibit A, including, without limitation, the incurrence of obligations by the Company under the Repurchase Agreement, the granting of security interests thereunder and the filing of UCC financing statements in connection therewith, are hereby authorized and approved and that the [President] or any [Vice President] (collectively, the “Authorized Officers”) of the Company be and each of them hereby is authorized and directed to execute and deliver the Repurchase Agreement to the Buyer with such changes as the officer executing the same shall approve, his execution and delivery thereof to be conclusive evidence of such approval; RESOLVED, that the Authorized Officers hereby are, and each hereby is, authorized to execute and deliver all such aforementioned agreements on behalf of the Company and to do or cause to be done, in the name and on behalf of the Company, any and all such acts and things, and to execute, deliver and file in the name and on behalf of the Company, any and all such agreements, applications, certificates, instructions, receipts and other documents and instruments, as such Authorized Officer may deem necessary, advisable or appropriate in order to carry out the purposes of the foregoing resolutions. RESOLVED, that the proper officers, agents and counsel of the Company are, and each of such officers, agents and counsel is, hereby authorized for and in the name and on behalf of the Company to take all such further actions and to execute and deliver all such other agreements, instruments and documents, and to make all governmental filings, in the name and on behalf of the Company and such officers are authorized to pay such fees, taxes and expenses, as advisable in order to fully carry out the intent and accomplish the purposes of the resolutions heretofore adopted hereby. Dated as of: ___________ ___, 20__

Exh. C-1!Unexpected End of Formula USActive 59174144.11 EXHIBIT C FORM OF SERVICER NOTICE [Date] [________________], as Servicer [ADDRESS] Attention: ___________ Re: Amended and Restated Master Repurchase Agreement, dated as of February 28, 2023 (the “Agreement”), as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 26, 2023, and that certain Second Amendment to Amended and Restated Master Repurchase Agreement, dated as of May 31, 2023 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time) between Finance of America Reverse LLC (the “Seller”), Grand Oak Trust (the “Buyer”). Ladies and Gentlemen: [___________________] (the “Servicer”) is servicing certain mortgage loans for Seller pursuant to that certain Servicing Agreement between the Servicer and Seller. Pursuant to the Agreement, the Servicer is hereby notified that Seller has pledged to Buyer certain mortgage loans which are serviced by Servicer which are subject to a security interest in favor of Buyer. Upon receipt of a Notice of Event of Default from Buyer in which Buyer shall identify the mortgage loans which are then pledged to Buyer under the Agreement (the “Mortgage Loans”), the Servicer shall segregate all amounts collected on account of such Mortgage Loans, hold them in trust for the sole and exclusive benefit of Buyer, and remit such collections in accordance with Buyer’s written instructions. Following such Notice of Event of Default, Servicer shall follow the instructions of Buyer with respect to the Mortgage Loans, and shall deliver to Buyer any information with respect to the Mortgage Loans reasonably requested by Buyer. Notwithstanding any contrary information which may be delivered to the Servicer by Seller, the Servicer may conclusively rely on any information or Notice of Event of Default delivered by Buyer, and Seller shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default. Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to Buyer promptly upon receipt. Any notices to Buyer should be delivered to the following addresses: Grand Oak Trust, [*], Attention: General Counsel, with a copy to: General Counsel, [*]. Very truly yours,

[____________________]

By: ____
Name:
Title:

ACKNOWLEDGED:

[____________________],
as Servicer

By: ____
Name:
Title:

Exh. C-2!Unexpected End of Formula

USActive 59174144.11

Exh. D-1-1!Unexpected End of Formula USActive 59174144.11 EXHIBIT D-1 FORM OF TRANSACTION REQUEST [Date] Grand Oak Trust [*] [*] [*] Attention: General Counsel Ladies/Gentlemen: This letter is a request for you to [purchase from us [the Mortgage Loans listed in Appendix I hereto] [and] [the Series 2023-GOT Trust Certificate representing the beneficial ownership interest in the Underlying Participation Interests listed in Appendix I hereto relating to the Underlying Mortgage Loans listed in Appendix I hereto]] [and] [pay to us a Purchase Price Increase in connection with our transfer to the Series 2023-GOT Trust of the Underlying Participation Interests listed in Appendix I hereto relating to the Underlying Mortgage Loans listed in Appendix I hereto], pursuant to the Amended and Restated Master Repurchase Agreement governing purchases and sales of Mortgage Loans between us, dated as of February 28, 2023 (the “Agreement”), as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 26, 2023, and that certain Second Amendment to Amended and Restated Master Repurchase Agreement, dated as of May 31, 2023 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time), between us, as follows: Requested Purchase Date: [Date of related Commitment Letter:] [Eligible Mortgage Loans requested to be Purchased: See Appendix I hereto.] [Appendix I to Transaction Request will be a Mortgage Loan Schedule]

Exh. D-1-2!Unexpected End of Formula USActive 59174144.11 [Underlying Participation Interests and related Underlying Mortgage Loans: See Appendix I hereto.] [Aggregate Principal Amount of Eligible Mortgage Loans requested to be purchased:] [Aggregate Principal Amount of interest in Underlying Mortgage Loans attributable to Underlying Participation Interests:] [Purchase Price:] [Purchase Price Increase:] Pricing Spread: Repurchase Date: Purchase Price Percentage: Enumerated Defect: With respect to any Mortgage Loan that is proposed to be a Scratch & Dent Loan, the related Enumerated Defect is set forth on Appendix I hereto. Names and addresses for communications: Buyer: Grand Oak Trust [*] [*] Attention: General Counsel with a copy to: General Counsel [*] [*]

Exh. D-1-3!Unexpected End of Formula USActive 59174144.11 Seller: [*] Treasurer Finance of America Holdings LLC 30 East 7th St., Suite 2350, St. Paul, MN 55101 [*] With a copy to Finance of America Holdings LLC 5830 Granite Parkway, Suite 400 Irving, TX 75024 Attention: Legal Email:[*] This Transaction Request constitutes certification by Seller that: 1. No Default or Event of Default has occurred and is continuing on the date hereof nor will occur after giving effect to such Transaction as a result of such Transaction. 2. Each of the conditions precedent set forth in Section 3 with respect to the Transaction has been satisfied. 3. Each of the representations and warranties made by Seller in or pursuant to the Agreement is true and correct in all material respects on and as of such date and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). 4. Seller is in compliance with all governmental licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions. 5. [As of the Purchase Date, the security interests in the Purchased Mortgage Loans identified on Exhibit A hereto and released by each Warehouse Lender comprise all security interests relating to or affecting any and all such Purchased Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all such Purchased Mortgage Loans.] All capitalized terms used herein shall have the meaning assigned thereto in the Agreement. FINANCE OF AMERICA REVERSE LLC By: Name: Title:

Exh. D-1-1!Unexpected End of Formula USActive 59174144.11 APPENDIX I Mortgage LoanPurchased Asset Schedule

Exh. D-2-1!Unexpected End of Formula USActive 59174144.11 EXHIBIT D-2 FORM OF CONFIRMATION LETTER [Date] Finance of America Reverse LLC 8023 East 63rd Place, Suite 700 Tulsa, OK 74133 Confirmation No.: Ladies/Gentlemen: [This letter confirms our agreement to [purchase from you the [Mortgage Loans listed in Appendix I hereto] [and] [the Series 2023-GOT Trust Certificate representing the beneficial ownership interest in the Underlying Participation Interests listed in Appendix I hereto relating to the Underlying Mortgage Loans listed in Appendix I hereto]] [and] [pay to you a Purchase Price Increase in connection with your transfer to the Series 2023-GOT Trust of the Underlying Participation Interests listed in Appendix I hereto relating to the Underlying Mortgage Loans listed in Appendix I hereto] in accordance with the terms listed in Appendix I, pursuant to the Amended and Restated Master Repurchase Agreement governing purchases and sales of Mortgage Loans between us, dated as of February 28, 2023 (, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 26, 2023, and that certain Second Amendment to Amended and Restated Master Repurchase Agreement, dated as of May 31, 2023 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), between us.] [The Servicing Term for the Purchased Mortgage Loans listed in Appendix I is hereby extended until the date set forth in Appendix I.] GRAND OAK TRUST By: National Founders LP, as Trust Administrator By: _________________________________________ Name: Title:

Exh. E-1!Unexpected End of Formula USActive 59174144.11 EXHIBIT E FORM OF POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Finance of America Reverse LLC (“Seller”) hereby irrevocably constitutes and appoints Grand Oak Trust (“Buyer”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller and in the name of Seller or in its own name, from time to time in Buyer’s discretion: 1. in the name of Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any assets purchased by Buyer under the Master Repurchase Agreement (as amended, restated or modified) dated April 26, 2019 (the “Assets”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Buyer for the purpose of collecting any and all such moneys due with respect to any other assets whenever payable; 2. to pay or discharge taxes and liens levied or placed on or threatened against the Assets; 3. (i) to direct any party liable for any payment under any Assets to make payment of any and all moneys due or to become due thereunder directly to Buyer or as Buyer shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Assets; (iii) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Assets; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Assets or any proceeds thereof and to enforce any other right in respect of any Assets; (v) to defend any suit, action or proceeding brought against Seller with respect to any Assets; (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (iv) above and, in connection therewith, to give such discharges or releases as Buyer may deem appropriate; and (vii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Assets as fully and completely as though Buyer were the absolute owner thereof for all purposes, and to do, at Buyer’s option and Seller’s expense, at any time, and from time to time, all acts and things which Buyer deems necessary to protect, preserve or realize upon the Assets and Buyer’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as Seller might do; 4. for the purpose of carrying out the transfer of servicing with respect to the Assets from Seller to a successor servicer appointed by Buyer in its sole discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, Seller hereby gives Buyer the power and right, on behalf of Seller, without assent by Seller, to, in the name of Seller or its own name, or otherwise, prepare and send or cause to be sent “good-bye” letters to all mortgagors under the Assets, transferring the servicing of the Assets to a successor servicer appointed by Buyer in its sole discretion; 5. for the purpose of delivering any notices of sale to mortgagors or other third parties, including without limitation, those required by law. Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

Exh. E-2!Unexpected End of Formula USActive 59174144.11 Seller also authorizes Buyer, from time to time, to execute, in connection with any sale, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Assets. The powers conferred on Buyer hereunder are solely to protect Buyer’s interests in the Assets and shall not impose any duty upon it to exercise any such powers. Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Seller for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct. TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND BUYER ON ITS OWN BEHALF AND ON BEHALF OF BUYER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT. [REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]

Signature Page to the Power of Attorney!Unexpected End of Formula USActive 59174144.11 IN WITNESS WHEREOF Seller has caused this power of attorney to be executed and Seller’s seal to be affixed this __ day of _____, 20__. FINANCE OF AMERICA REVERSE LLC (Seller) By: _________________________________________ Name: Title:

Signature Page to the Power of Attorney!Unexpected End of Formula USActive 59174144.11 Acknowledgment of Execution by Seller (Principal): STATE OF ) ) ss.: COUNTY OF ) On the __ day of , 20__ before me, the undersigned, a Notary Public in and for said State, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as for Finance of America Reverse LLC and that by his signature on the instrument, the person upon behalf of which the individual acted, executed the instrument. IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written. Notary Public My Commission expires _____________________

Exh. F-1!Unexpected End of Formula USActive 59174144.11 EXHIBIT F FORM OF SECTION 7 CERTIFICATE Reference is hereby made to the Amended and Restated Master Repurchase Agreement dated as of February 28, 2023 (as, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 26, 2023, and that certain Second Amendment to Amended and Restated Master Repurchase Agreement, dated as of May 31, 2023 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), amongbetween Finance of America Reverse LLC (the “Seller”), and Grand Oak Trust (the “Buyer”). Pursuant to the provisions of Section 7 of the Agreement, the undersigned hereby certifies that: 1.1. It is a ___ natural individual person, ____ treated as a corporation for U.S. federal income tax purposes, ____ disregarded for U.S. federal income tax purposes (in which case a copy of this Section 7 Certificate is attached in respect of its sole beneficial owner), or ____ treated as a partnership for U.S. federal income tax purposes (one must be checked). 2.2. It is the beneficial owner of amounts received pursuant to the Agreement. 3.3. It is not a bank, as such term is used in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), or the Agreement is not, with respect to the undersigned, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of such section. 4.4. It is not a 10-percent shareholder of Seller within the meaning of section 871(h)(3) or 881(c)(3)(B) of the Code. 5.5. It is not a controlled foreign corporation that is related to Seller within the meaning of section 881(c)(3)(C) of the Code. 6.6. Amounts paid to it under the Agreement and the other Program Documents (as defined in the Agreement) are not effectively connected with its conduct of a trade or business in the United States. Dated: [NAME OF UNDERSIGNED] By: _________________________________________ Name: Title:

!Unexpected End of Formula Exh. H-1 USActive 59174144.11 EXHIBIT G FORM OF ACCOUNT AGREEMENT

!Unexpected End of Formula Exh. J-1 USActive 59174144.11 EXHIBIT H [RESERVED.]

!Unexpected End of Formula Exh. I –– A -1 USActive 59174144.11 EXHIBIT I FORM OF SUBSERVICER NOTICE [______], 20[__] Compu-Link Corporation, dba Celink, as Subservicer 3900 Capital City Blvd Lansing, MI 48906 Attention: [*] Re: Amended and Restated Amended and Restated Master Repurchase Agreement, dated as of February 28, 2023 (, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 26, 2023, and that certain Second Amendment to Amended and Restated Master Repurchase Agreement, dated as of May 31, 2023 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), between Finance of America Reverse LLC (the “Seller”), and Grand Oak Trust (the “Buyer”). Ladies and Gentlemen: Compu-Link Corporation, d/b/a Celink (“Subservicer”) is subservicing certain mortgage loans for Seller pursuant to that certain [Subservicing Agreement] between Subservicer and Seller, dated [_____] (the “Subservicing Agreement”). Pursuant to the Agreement, Subservicer is hereby notified that Seller has pledged to Buyer the Purchased Mortgage Loans which are subserviced by Subservicer and which are subject to a security interest in favor of Buyer. Upon receipt of a notice of event of default under the Agreement (an “Event of Default”) from Buyer in which Buyer shall identify the Purchased Mortgage Loans which are then pledged to Buyer under the Agreement (the “Purchased Mortgage Loans”), Subservicer shall segregate all amounts collected on account of such Purchased Mortgage Loans, and all servicing rights with respect to all loans subserviced by Subservicer on behalf of Seller (the “Servicing Rights”), hold them in trust for the sole and exclusive benefit of Buyer, and remit such collections in accordance with Buyer’s written instructions, in each case to the extent Subservicer would be required to follow instructions from Seller or would otherwise be required to remit such collections to Seller pursuant to the Subservicing Agreement. Following such notice of Event of Default, Subservicer shall follow the instructions of Buyer with respect to the Purchased Mortgage Loans, and shall deliver to Buyer any information with respect to the Purchased Mortgage Loans reasonably requested by Buyer, in each case to the extent Subservicer would be required to follow instructions from Seller or would otherwise be required to provide such information to Seller pursuant to the Subservicing Agreement. Prior to receipt of a notice of Event of Default from Buyer, Subservicer shall remit all amounts received on account of the Purchased Mortgage Loans and the Servicing Rights to the account set forth below (the “Collection Account”) when Subservicer otherwise remits to Seller under the Subservicing Agreement:

!Unexpected End of Formula Exh. I –– A -2 USActive 59174144.11 Bank: ABA: A/C # A/C Name: Ref: Subservicer acknowledges that Seller has (i) sold the Purchased Mortgage Loans to Buyer, on a servicing released basis and (ii) granted, assigned and pledged to Buyer a security interest in the Purchased Mortgage Loans, the Subservicing Agreement and the Servicing Rights. Buyer shall identify to Subservicer the Purchased Mortgage Loans which are then pledged to Buyer and update such information as necessary from time to time. Subservicer hereby agrees to provide Buyer at any time and from time to time up to twice in any calendar year, during normal hours and at Buyer’s expense, reasonable access to Subservicer’s premises where services in respect of the Purchased Mortgage Loans are being provided to reasonably examine the documentation regarding the Purchased Mortgage Loans Subservicer subservices for Seller as well as access to those employees who are primarily responsible for the subservicing thereof, provided that in each case such access (a) shall be afforded upon reasonable request and during normal business hours on a date mutually agreed upon between Buyer and Subservicer, and (b) shall not interfere with the normal business operations of Subservicer. Subservicer further agrees (a) upon request, to provide Buyer with copies of any notice, report or summary relating to the Purchased Mortgage Loans required to be delivered by Subservicer to Seller under the Subservicing Agreement, (b) upon request, to provide Buyer any other information reasonably requested by Buyer relating to the Purchased Mortgage Loans to the extent that Seller would be entitled to such information under the Subservicing Agreement, and (c) to provide Buyer notice of any default by either Subservicer or Seller, as applicable, in the performance of the respective duties or obligations of Subservicer or Seller, as applicable, under the Subservicing Agreement. Notwithstanding any contrary information which may be delivered to Subservicer by Seller, Subservicer may conclusively rely on any information or notice of Event of Default delivered by Buyer, Buyer will reimburse Subservicer for all third-party costs actually incurred in providing Buyer the information set forth in clauses (a) through (c) in the paragraph immediately above, and both Buyer and Seller shall indemnify and hold Subservicer harmless for any and all claims asserted against it for any actions taken in good faith by Subservicer in connection with the delivery of such information or notice of Event of Default. Seller shall indemnify and hold Subservicer harmless for any and all claims asserted against Subservicer for any actions taken in good faith by Subservicer in connection with this instruction letter. Seller further agrees to pay Buyer’s costs and expenses, including reasonable legal fees, incurred in connection with the preparation, negotiation and execution of this instruction letter. Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to Buyer promptly upon receipt. Any notices to Buyer should be delivered to the following addresses: Grand Oak Trust, [*], Attention: General Counsel, with a copy to: General Counsel, [*].

!Unexpected End of Formula Exh. I –– A -3 USActive 59174144.11 Very truly yours, GRAND OAK TRUST By: National Founders LP, as Trust Administrator By: ____________________________________ Name: Title: ACKNOWLEDGED: COMPU-LINK CORPORATION, dba CELINK, as Subservicer By: ______________________________________ Name: Title:

!Unexpected End of Formula Exh. I –– A -4 USActive 59174144.11 FINANCE OF AMERICA REVERSE LLC, as Seller By: ______________________________________ Name: Title:

!Unexpected End of Formula Exh. J-1 USActive 59174144.11

Document comparison by Workshare Compare on Thursday, July 27, 2023 3:18:56 PM Input: Document 1 ID iManage://USDMS10/USActive/59021579/9 Description #59021579v9<USActive> - Credigy - FAR (Project Hobbes) - Amendment No. 1 to A&R MRA (Exhibit) Document 2 ID iManage://USDMS10/USActive/59174144/11 Description #59174144v11<USActive> - Credigy - FAR (Project Hobbes) - Amendment No. 2 to MRA (Exhibit) Rendering set Standard Legend: Insertion Deletion Moved from Moved to Style change Format change Moved deletion Inserted cell Deleted cell Moved cell Split/Merged cell Padding cell Statistics: Count Insertions 907 Deletions 489 Moved from 0 Moved to 0 Style changes 0 Format changes 0 Total changes 1396